As filed with the Securities and Exchange Commission on April 23, 1998



                                       Securities Act Registration No. 333-44193
                               Investment Company Act Registration No. 811-08605


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933





       Pre-effective Amendment No. 2    Post-effective Amendment No. __





                            PBHG ADVISOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               825 Duportail Road
                            Wayne, Pennsylvania 19087
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                                 (610) 647-4100
                        (Area Code and Telephone Number)

                                Harold J. Baxter
                        Pilgrim Baxter & Associates, Ltd.
                               825 Duportail Road
                            Wayne, Pennsylvania 19087
                     (Name and Address of Agent for Service)

                                   Copies to:

Thomas H. Duncan, Esq.                         John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll, LLP         General Counsel
1225 Seventeenth Street, Suite 2300            Pilgrim Baxter & Associates, Ltd.
Denver, Colorado  80202                        825 Duportail Road
(303) 292-2400                                 Wayne, Pennsylvania 19087
                                               (610) 647-4100

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     The securities being registered are Class A shares of the Registrant's PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund. No filing fee is required because an indefinite number of shares is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.



     It is proposed that this registration statement shall hereafter become effective on May 25, 1998, in accordance with Rule 488.

                          THE PBHG ADVISOR FUNDS, INC.

                                    FORM N-14

                              Cross Reference Sheet

                   Pursuant to Rule 481(a) under the 1933 Act


 Item                                          Location in Combined Proxy
  No.                                          Statement and Prospectus
-----                                          ------------------------------

 Part A

   1.      Beginning of Registration           Cover Page
           Statement and Outside Front
           Cover Page or Prospectus

   2.      Beginning and Outside Back          Table of Contents
           Cover Page

   3.      Fee Table, Synopsis and Risk        Summary; Risk Factors
           Factors

   4.      Information About the Transaction   Summary; Information About the
                                               Agreement

   5.      Information About the Registrant    Summary; Comparison of Investment
                                               Objectives and Policies;
                                               Information About the Agreement;
                                               Rights of Shareholders;
                                               Additional Information About Each
                                               Fund; Capitalization

   6.      Information About the Company       Summary; Comparison of Investment
           Being Acquired                      Objectives and Policies;
                                               Information About the Agreement;
                                               Rights of Shareholders;
                                               Additional Information About Each
                                               Fund; Capitalization; Financial
                                               Statements; Ownership of Analytic
                                               Portfolio Shares

   7.      Voting Information                  Summary; Information Relating to
                                               Voting Matters

   8.      Interest of Certain Persons and     Summary; Additional Information
           Experts                             About Each Fund

   9.      Additional Information Required     Not Applicable
           for Reoffering by Persons
           Deemed to be Underwriters

                                               Location in Statement of
 Part B                                        Additional Information
                                               -------------------------------

   10.     Cover Page                          Cover Page

   11.     Table of Contents                   Cover Page

   12.     Additional Information About the    The Company; Description of
           Registrant                          Permitted Investments; Directors
                                               and Officers of the Company;
                                               Advisory and Management-Related
                                               Services Agreement and Plans of
                                               Distribution; Portfolio
                                               Transactions; Description of
                                               Shares; Determination of Net
                                               Asset Value; Taxes; Performance
                                               Data; Financial Information



   13.     Additional Information About the    Not Applicable
           Company Being Acquired

   14.     Financial Statements                Financial Information

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this document.

                            THE ANALYTIC SERIES FUND


Dear Shareholder:



The accompanying Combined Proxy Statement and Prospectus contains an important proposal for your consideration as a shareholder of Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio or Analytic Short-Term Government Portfolio (the "Analytic Portfolios"). Your Board of Trustees has proposed that the Enhanced Equity Portfolio combine with PBHG Advisor Enhanced Equity Fund, the Master Fixed Income Portfolio combine with PBHG Advisor Master Fixed Income Fund and the Short-Term Government Portfolio combine with PBHG Advisor Short-Term Government Fund (the "Reorganizations"). If the proposed Reorganizations are approved, you will receive shares of the corresponding PBHG Advisor Fund having an aggregate net asset value equal to the aggregate net asset value of your Analytic Portfolio shares, with no tax effect to you.



The Analytic Portfolios have distinct investment objectives that were designed to offer investors a range of investment opportunities within a single fund family. While the Analytic Portfolios have performed well, they have not reached the "critical mass" necessary to achieve operating efficiencies.



Your Board of Trustees believes that the Reorganizations are in the best interests of the shareholders of the Analytic Portfolios. The investment objectives and policies of the PBHG Advisor Funds are the same as those of the corresponding Analytic Portfolios. Analytic TSA Global Asset Management, Inc. ("Analytic TSA"), the adviser to the Analytic Portfolios, is the sub-adviser to the PBHG Advisor Funds, so your investment will continue to benefit from Analytic TSA's distinctive investment philosophy. If, as expected, the distributor of the PBHG Advisor Funds is able to distribute PBHG Advisor Fund shares successfully, growth in assets would make possible the realization of economies of scale and attendant savings in costs to the PBHG Advisor Funds and their shareholders. In addition, following the Reorganizations, you will be able to purchase additional shares of the other funds in PBHG Advisor Funds without paying a sales charge and you will be able to freely exchange your PBHG Advisor Fund shares without paying a sales charge for shares of the same class of the other funds in PBHG Advisor Funds representing a wide range of investment objectives and policies.



The enclosed materials provide more information about the proposal. Please read this information carefully and call us if you have any questions. Our toll free number is 1-800-374-2633.

Your vote is important no matter how many shares you own. Voting your shares early will help us avoid follow-up mailings and telephone solicitations.

After reviewing the enclosed materials, we ask that you vote FOR the proposed Reorganizations by completing, dating, and signing your proxy card, and mailing it to us.

Sincerely,
Michael Koehn
Chairman
The Analytic Series Fund

                            PBHG ADVISOR FUNDS, INC.

Dear Shareholder:

On behalf of the PBHG Advisor Funds let me welcome you and say we look forward to the opportunity to have you join us as a shareholder of the PBHG Advisor Enhanced Equity Fund; the PBHG Advisor Master Fixed Income; or the PBHG Advisor Short-Term Government Fund.

In recommending approval of the proposed Reorganizations of your Analytic Portfolio into the corresponding PBHG Advisor Fund, the Analytic Board of Trustees asked us to make certain additional shareholder services available to you as a former Analytic Portfolio shareholder. We are pleased to be able to honor this request and provide to you the following opportunity:

After the Reorganization, you will be able to continue to purchase additional Class A Shares of your new PBHG Advisor Fund portfolio without paying a sales charge. You will also be able to purchase Class A Shares of any other PBHG Advisor Fund portfolio without paying a sales charge and to exchange among any of the PBHG Advisor Fund portfolios without paying a sales charge.

We believe this is a significant benefit to you as the maximum sales charge for Class A Shares would normally be 5.75% for the PBHG Advisor Enhanced Equity Fund, 4.75% for the PBHG Advisor Master Fixed Income Fund and 1.00% for the PBHG Advisor Short-Term Government Fund.

We are happy to provide you with this unique opportunity to purchase Class A Shares of any PBHG Advisor Fund portfolio at NAV for the lifetime of your account and look forward to having you join us as a PBHG Advisor Fund shareholder.

Sincerely,

Paul J. Hondros
Executive Vice President
PBHG Advisor Funds, Inc.

                            THE ANALYTIC SERIES FUND

                       Analytic Enhanced Equity Portfolio
                     Analytic Master Fixed Income Portfolio
                    Analytic Short-Term Government Portfolio

                        IMPORTANT NEWS FOR SHAREHOLDERS

Q. What is Happening?

A. Your are being asked to vote on the Agreement and Plan of Reorganization
(the "Agreement"), dated as of March 23, 1998, between the Analytic Series
Fund (the "Fund") and PBHG Advisor Funds, Inc., a Maryland corporation
("PBHG Advisor Funds") as it relates to each of the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio and Analytic Short-Term Government Portfolio (the "Analytic Portfolios"). The Agreement provides for the reorganization of the Analytic Portfolios into three newly created investment portfolios of PBHG Advisor Funds (the "PBHG Funds"). The Board of Trustees of the Fund has unanimously approved the Agreement and the reorganizations (the "Reorganizations") as being fair to and in the best interests of the Analytic Portfolio shareholders.

Q. Why am I Being Asked to Approve the Agreement?

A. Under applicable law, a majority of the shareholders of each of the Analytic Portfolios must approve the Agreement before the Reorganizations can take effect.

Q. Why are the Analytic Portfolios Undergoing the Reorganizations?

A. Analytic Portfolios have relatively small asset levels and because of this, the investment advisor Analytic o TSA Global Asset Management, Inc.
("Analytic o TSA") has been voluntarily waiving a substantial portion of its advisory fees and reimbursing the Fund for certain of its expenses since the Fund was organized in 1992. Analytic o TSA has advised the Board of Trustees that the fee waiver and expense reimbursements will not be continued, and once terminated, the Board of Trustees does not believe Analytic Portfolios will be able to maintain competitive expense ratios. The Board of Trustees believes the reorganization should provide shareholders of the Fund with a more advantageous long-term cost structure than could be achieved by the Analytic Portfolios.

Q. How Will the Reorganizations Affect Me as a Shareholder?

A. Under the terms of the Agreement, the Enhanced Equity Portfolio will be combined with the PBHG Advisor Enhanced Equity Fund, the Master Fixed Income Portfolio will be combined with the PBHG Advisor Master Fixed Income Fund and the Short-Term

Government Portfolio will be combined with the PBHG Advisor Short-Term Government Fund. On the closing date for the Reorganizations, substantially all of the property and assets of each Analytic Portfolio will be transferred to the corresponding PBHG Fund. Upon such transfer, PBHG Advisor Funds will issue Class A shares of the corresponding PBHG Funds to the Analytic Portfolios. The Analytic Portfolios will then distribute the PBHG Fund shares to the shareholders of the Analytic Portfolios, so that you will receive PBHG Fund shares having an aggregate net asset value equal to the net asset value of your Analytic Portfolio Shares.

Q. When Will the Reorganizations be Completed?

A. Assuming approval by shareholders and satisfaction of other closing conditions, the transction is scheduled to be completed by June 1, 1998.

Q. Once the Transaction Has Been Completed, Who Will Manage the PBHG Funds?

A. Analytic o TSA will continue to be responsible for the day to day management of the PBHG Funds. PBHG Advisor Funds and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") have entered into an investment advisory agreement with respect to the PBHG Funds (the "Advisory Agreement"). PBHG Advisor Funds, Pilgrim Baxter, and Analytic o TSA have entered into an investment sub-advisory agreement pursuant to which Analytic o TSA has assumed responsibility for management of the PBHG Funds. Thus, you will continue to benefit from Analytic o TSA's unique investment philosophy.

Q. Will I Continue to be Able to Purchase Shares Without a Sales Charge?

A. Following the reorganization, you will be able to purchase additional shares of all other funds in PBHG Advisor Funds, representing a wide range of investment objectives and policies, without paying a sales charge for those shares.

Q. Whom Should Shareholders Call if They Have Questions?

A. Contact Pilgrim Baxter & Associates, Ltd. at 1-888-800-2685.

                            THE ANALYTIC SERIES FUND

                       ANALYTIC ENHANCED EQUITY PORTFOLIO
                     ANALYTIC MASTER FIXED INCOME PORTFOLIO
                    ANALYTIC SHORT-TERM GOVERNMENT PORTFOLIO



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on May 28, 1998

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of The Analytic Series Fund (the "Fund"), will be held at the offices of the Fund, 700 South Flower Street, Suite 2400, Los Angeles, California 90017, on May 28, 1998, at 10:00 a.m., for the following purposes.



     1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Agreement") between the Fund and PBHG Advisor Funds, Inc. ("PBHG Advisor Funds"), providing for (a) the acquisition of all the assets of the Enhanced Equity Portfolio, Master Fixed Income Portfolio, and Short-Term Government Portfolio series of the Fund by the corresponding series of PBHG Advisor Funds (the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund series, respectively), in exchange for Class A shares of such respective series of PBHG Advisor Funds, and (b) the liquidation of the Fund and its Portfolios, and the pro rata distribution of each Portfolio's holdings of PBHG Fund shares to its shareholders.

     2. To transact any other business that may properly come before the Special Meeting.


     Only shareholders of record at the close of business on April 14, 1998, the record date for the Special Meeting, will be entitled to vote at the Special Meeting or any adjournments thereof.


                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

As a shareholder you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to complete, sign, date, and return the enclosed proxy in the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid further solicitation. Sending in your proxy will not prevent you from voting your shares in person at the Special Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

                                          By Order of the Board of Trustees,

                                          Charles L. Dobson
                                          Secretary



April 30, 1998

                            THE ANALYTIC SERIES FUND

                       ANALYTIC ENHANCED EQUITY PORTFOLIO
                     ANALYTIC MASTER FIXED INCOME PORTFOLIO
                     ANALYTICSHORT-TERM GOVERNMENT PORTFOLIO
                             UAM Fund Services, Inc.
                     c/o Chase Global Funds Services Company
                                  P.O. Box 2798
                        Boston, Massachusetts 02228-2798
                            Toll Free: (800) 374-2633

                            PBHG ADVISOR FUNDS, INC.


                        PBHG ADVISOR ENHANCED EQUITY FUND
                      PBHG ADVISOR MASTER FIXED INCOME FUND
                     PBHG ADVISOR SHORT-TERM GOVERNMENT FUND
                      c/o Pilgrim Baxter & Associates, Ltd.
                               825 Duportail Road
                            Wayne, Pennsylvania 19087
                            Toll Free: (888)-800-2685



                     COMBINED PROXY STATEMENT AND PROSPECTUS
                              Dated April 27, 1998


     This Combined Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of The Analytic Series Fund (the "Fund") on behalf of Analytic Enhanced Equity Portfolio (the "Enhanced Equity Portfolio"), Analytic Master Fixed Income Portfolio (the "Master Fixed Income Portfolio") and Analytic Short-Term Government Portfolio (the "Short-Term Government Portfolio") (collectively, the "Analytic Portfolios"), each a separate series of the Fund, in connection with the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at the offices of the Fund, 700 South Flower Street, Suite 2400, Los Angeles, California 90017 on May 28, 1998, at 10:00 a.m.


        At the Special Meeting, the shareholders of each of the Analytic Portfolios will be asked to approve or disapprove the Agreement and Plan of Reorganization (the "Agreement"), dated as of March 23, 1998, between the Fund and PBHG Advisor Funds, Inc., a Maryland corporation ("PBHG Advisor Funds") as it relates to the respective Analytic Portfolios. The Agreement provides for the reorganization of the Analytic Portfolios into three newly created investment portfolios of PBHG Advisor Funds (the "PBHG Funds"). The Board of Trustees of the Fund has unanimously approved the Agreement and the reorganizations (the "Reorganizations") as being fair to and in the best interests of the Analytic Portfolio shareholders.



     Under the terms of the Agreement, the Enhanced Equity Portfolio will be combined with the PBHG Advisor Enhanced Equity Fund (the "Advisor Enhanced Equity Fund"), the Master Fixed Income Portfolio will be combined with the PBHG Advisor Master Fixed Income Fund (the "Advisor Master Fixed Income Fund") and the Short-Term Government Portfolio will be combined with the PBHG Advisor Short-Term Government Fund (the "Advisor Short-Term Government Fund"). On the closing date for the Reorganizations (the "Closing Date"), which is currently scheduled to take place on June 1, 1998, substantially all of the property and assets of each Analytic Portfolio (except for certain excluded assets and a reserve for certain expenses and liabilities) will be transferred to the corresponding PBHG Fund. Upon such transfer, PBHG Advisor Funds will issue Class A shares of the voting common stock of the corresponding PBHG Funds to the Analytic Portfolios. The Analytic Portfolios will then make liquidating distributions of the PBHG Fund shares to the shareholders of the Analytic Portfolios, so that each shareholder of an Analytic Portfolio on the Closing Date will receive PBHG Fund shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Analytic Portfolio shares immediately


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

before the Closing Date. Following the Reorganizations, the Analytic Portfolios will pay or make provision for payment of all of their respective liabilities. If any undistributed income and capital gains recognized prior to the transfer of its assets remain, the Analytic Portfolios will distribute those amounts to their respective shareholders in the form of dividends. The Analytic Portfolios will then be terminated as separate series of the Fund and the Fund will be dissolved under the terms of its Declaration of Trust. For further information about the Reorganizations and the Agreement, see "Additional Information About the Agreement."

     The Advisor Enhanced Equity Fund, Advisor Master Fixed Income Fund and Advisor Short-Term Government Fund are separate investment portfolios of PBHG Advisor Funds that were created specifically for the purpose of the Reorganizations. The investment objective of the Advisor Enhanced Equity Fund is the same as that of the Enhanced Equity Portfolio, to achieve above average total returns by investing in a diversified portfolio consisting primarily of common stocks and related investments such as options and futures. The investment objective of the Advisor Master Fixed Income Fund is the same as that of the Master Fixed Income Portfolio, to achieve above average total returns by investing in a diversified bond portfolio consisting primarily of domestic government, corporate and mortgage-related fixed income securities. The investment objective of the Short-Term Government Portfolio is the same as that of the Advisor Short-Term Government Fund, to achieve a high level of income consistent with both low fluctuation in market value and low credit risk. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus sets forth concisely the information that a shareholder of the Analytic Portfolios should know before voting on the Agreement and the Reorganizations, and it should be retained for future reference. The Agreement is attached to this Combined Proxy Statement and Prospectus as Exhibit A.


     The Prospectus for PBHG Advisor Funds, dated April 20, 1998, which describes the investment program and operation of the Advisor Enhanced Equity Fund, Advisor Master Fixed Income Fund and Advisor Short-Term Government Fund, is attached to this Combined Proxy Statement and Prospectus as Exhibit B. A Prospectus for the Analytic Portfolios dated October 20, 1997, is attached to this Combined Proxy Statement and Prospectus as Exhibit C. Additional information concerning the Analytic Portfolios is set forth in the Statement of Additional Information for the Analytic Portfolios dated October 20, 1997. Further information concerning the matters considered herein is set forth in the Statement of Additional Information to this Combined Proxy Statement and Prospectus dated April 27, 1998. Each of these documents is on file with the Securities and Exchange Commission ("SEC"), and is available without charge upon oral or written request by writing or calling the Fund or PBHG Advisor Funds at the addresses and telephone numbers shown on the cover page of this Combined Proxy Statement and Prospectus. The SEC maintains a Web site at http:\\www.sec.gov that contains the Statements of Additional Information, material incorporated by reference and other information regarding PBHG Advisor Funds, the Fund, and other registrants that file electronically with the SEC. The information contained in each of these Prospectuses and the Statement of Additional Information to this Combined Proxy Statement and Prospectus is incorporated herein by reference.


     This Combined Proxy Statement and Prospectus constitutes the proxy statement of the Fund for the Special Meeting of Shareholders and the prospectus for the shares of the PBHG Funds which are to be issued in connection with the Reorganization.



     The Notice of Special Meeting of Shareholders, this Combined Proxy Statement and Prospectus, and the accompanying proxy are expected to first be sent to shareholders of the Analytic Portfolios on or about April 30, 1998.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


SUMMARY  ..................................................................  1

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...........................  7

RISK FACTORS...............................................................  9

INFORMATION ABOUT THE AGREEMENT............................................ 10

RIGHTS OF SHAREHOLDERS..................................................... 13

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.............. 17

ADDITIONAL INFORMATION ABOUT EACH FUND..................................... 18

CAPITALIZATION............................................................. 21

FINANCIAL STATEMENTS....................................................... 22

OWNERSHIP OF ANALYTIC PORTFOLIO SHARES..................................... 22

INFORMATION RELATING TO VOTING MATTERS..................................... 23






Exhibit A:    Agreement and Plan of Reorganization
Exhibit B:    Prospectus of the PBHG Advisor Funds, Inc.
Exhibit C:    Prospectus of The Analytic Series Fund
Exhibit D:    Discussion of Performance of the Analytic Portfolios

                                     SUMMARY

     The following is a summary of certain information relating to the Agreement, the proposed Reorganizations, the Fund and PBHG Advisor Funds. It is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement and Prospectus and the related Statement of Additional Information, the Prospectus of PBHG Advisor Funds, Inc. attached as Exhibit B, the Prospectus of the Fund attached as Exhibit C and the Agreement attached to this Combined Proxy Statement and Prospectus as Exhibit A.

Proposed Reorganization and the Agreement.

     The Agreement and Reorganizations will result in the combination of the Analytic Portfolios and the PBHG Funds as described below.


     Under the terms of the Agreement, the Enhanced Equity Portfolio will be combined with the Advisor Enhanced Equity Fund, the Master Fixed Income Portfolio will be combined with the Advisor Master Fixed Income Fund and the Short-Term Government Portfolio will be combined with the Advisor Short-Term Government Fund. On the closing date for the Reorganizations (the "Closing Date"), which is currently scheduled to take place on June 1, 1998, substantially all of the property and assets of each Analytic Portfolio (except for certain excluded assets and a reserve for certain expenses and liabilities) will be transferred to the corresponding PBHG Fund. Upon such transfer, PBHG Advisor Funds will issue Class A shares of the voting common stock of the corresponding PBHG Funds to the Analytic Portfolios. The Analytic Portfolios will then make liquidating distributions of the PBHG Fund shares to the shareholders of the Analytic Portfolios, so that each shareholder of an Analytic Portfolio on the Closing Date will receive PBHG Fund shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Analytic Portfolio shares immediately before the Closing Date. Following the Reorganizations, the Analytic Portfolios will pay or make provision for payment of all of their respective liabilities. If any undistributed income and capital gains recognized prior to the transfer of its assets remain, the Analytic Portfolios will distribute those amounts to their respective shareholders in the form of dividends. The Analytic Portfolios will then be terminated as separate series of the Fund and the Fund will be dissolved. For further information about the Reorganizations and the Agreement, see "Additional Information About the Agreement."

     Paul, Hastings, Janofsky & Walker LLP, counsel for the Fund, will issue an opinion as of the Closing Date to the effect that the Reorganizations will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganizations. See "Additional Information About the Agreement -- Federal Income Tax Consequences."


Reasons for Reorganizations.



     The Board of Trustees of the Fund, including the independent trustees, has determined that it is in the best interests of the Analytic Portfolios and their shareholders to reorganize into the PBHG Funds. In making such determination, the Board of Trustees considered, among other things, the relatively small asset size and lack of significant recent sales growth of the Analytic Portfolios, and the resulting difficulty in achieving adequate economies of scale. Because of the Analytic Portfolios' relatively small asset levels, the Fund's investment adviser, Analytic TSA Global Asset Management, Inc. ("Analytic TSA"), has voluntarily waived a substantial portion of its advisory fees and has reimbursed the Fund for certain other expenses since the Fund was organized in 1992. Analytic TSA has advised the Board of Trustees that such voluntary fee waiver and expense reimbursements will not be continued. Without the fee waiver and expense reimbursements, the Board of Trustees does not believe that the Analytic Portfolios will be able to maintain competitive expense ratios. On the other hand, the expense ratios for the PBHG Funds are projected to be significantly less than those of the Analytic Portfolios (absent the expense waivers), and the Board of Trustees believes that the Reorganizations should provide shareholders of the Fund with a more advantageous long-term cost structure than could be achieved by the Analytic Portfolios.

     In addition, the Board of Trustees of the Fund considered the following factors: (a) the investment objectives and policies of the Analytic Portfolios and PBHG Funds are the same; (b) Analytic TSA serves as adviser to the Analytic Portfolios and will serve as sub-adviser to the PBHG Funds, providing day-to-day portfolio management for both funds; (c) the Reorganizations will be tax-free to the Analytic Portfolios and their shareholders; (d) holders of shares of the PBHG Funds will have a broader range of shareholder services available to them than holders of shares of the Analytic Portfolios; and (e) PBHG Advisor Funds has good prospects for increasing the assets of the PBHG Funds to levels which can provide reasonable economics of scale.

     See the discussion under "Additional Information About the Agreement - Board Consideration" for more information concerning the deliberations of the Board of Trustees.

Risk Considerations.

     The risks involved in investing in the Analytic Portfolios and PBHG Funds are the same, given that the investment objectives, policies and restrictions of each PBHG Fund are identical to those of the corresponding Analytic Portfolio. See "Risk Factors" below.

Overview of the Analytic Portfolios and the PBHG Funds.

Investment Objectives and Policies.

     The investment objectives and policies of the Analytic Portfolios and the PBHG Funds are the same. The PBHG Funds were created specifically for the purpose of the Reorganizations.




     The investment objective of the Advisor Enhanced Equity Fund, a diversified portfolio, is to provide above-average total returns through investments in Equity Securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investments policies and risk characteristics. The Advisory Enhanced Equity Fund seeks to achieve its objective by investing primarily in a diversified equity portfolio consisting of publicly traded Equity Securities of U.S. domiciled corporations and options and futures that relate to such securities.

     The investment objective of the Advisor Master Fixed Income Fund, a diversified portfolio, is to provide above-average total returns. The Advisor Master Fixed Income Fund will invest in a diversified bond portfolio consisting primarily of U.S. Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

     The investment objective of the Advisor Short-Term Government Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk. The Advisor Short-Term Government Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury or U.S. Government agency securities to minimize credit risk. To minimize fluctuations in market value, the Advisor Short-Term Government Fund is expected, under normal market conditions, to maintain a dollar weighted average maturity and weighted average duration between one and three years. Duration is the weighted average time to receipt of both principal and interest payments of a debt security and also a measure of the sensitivity of fixed income related investments to interest rate changes.



Advisory and Administrative Services

     Analytic Portfolios

     Analytic TSA, 700 South Flower Street, Suite 2400, Los Angeles, CA 90017, is the adviser of the Fund. Analytic TSA is a wholly owned subsidiary of United Asset Management Corporation ("UAM").

     Pursuant to an Investment Advisory Agreement with the Fund, Analytic TSA, subject to the control and direction of the Fund's Officers and Board of Trustees, manages the Analytic Portfolios in accordance with the stated investment objective and policies and makes investment decisions for the Analytic Portfolios.

     UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, performs and oversees all administrative, fund accounting, dividend disbursing and transfer agent services to the Fund pursuant to a Fund Administration Agreement with the Fund (the "Administration Agreement"). For its services UAM Fund Services receives a fee based on net assets. UAM Fund Services' principal office is located at 211 Congress Street, Boston, Massachusetts 02110. UAM Fund Services has subcontracted some of these services to Chase Global Funds Services Company, an affiliate of The Chase Manhattan Bank. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, Massachusetts 02108.

     For further information concerning Analytic TSA and management of the Fund, see the Prospectus of the Fund attached hereto as Exhibit C.

     PBHG Funds


     PBHG Advisor Funds and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") have entered into an investment advisory agreement with respect to the PBHG Funds (the "Advisory Agreement"). PBHG Advisor Funds, Pilgrim Baxter, and Analytic TSA have entered into an investment sub-advisory agreement pursuant to which Analytic TSA assumes responsibility for management of the PBHG Funds. Under the terms of the sub-advisory agreement Analytic TSA provides a program of continuous investment management for the PBHG Funds in accordance with their investment objectives, policies and limitations, makes investment decisions for the PBHG Funds, and places orders to purchase and sell securities for the PBHG Funds, subject to the supervision of the Board of Directors.


     PBHG Fund Services, a wholly owned subsidiary of Pilgrim Baxter, serves as the administrator for PBHG Advisor Funds, and SEI Fund Resources serves as sub-administrator for PBHG Advisor Funds.


     For further information concerning Pilgrim Baxter and management of the PBHG Funds, see the Prospectus of PBHG Advisor Funds attached hereto as Exhibit B.


     Ownership of Advisors


     Pilgrim Baxter is wholly-owned by UAM as is Analytic TSA. Immediately prior to the mergers, UAM intends to contribute the stock of Analytic TSA to Pilgrim Baxter so that Analytic TSA will become a wholly-owned subsidiary of Pilgrim Baxter. For further information concerning UAM, see the discussion under the heading "General Information -- The Advisor" in the Prospectus of PBHG Advisor Funds attached hereto as Exhibit B.


Expense Levels



     The following table sets forth the current fees and expenses of the Analytic Portfolios for the fiscal period ended December 31, 1997, and the expected expenses for the Class A shares of PBHG Funds. Analytic Portfolio shareholders will be able to purchase additional shares of any portfolio of PBHG Advisor Funds without paying a sales charge and will be permitted to exchange their PBHG Funds shares for shares of any portfolio of PBHG Advisor Funds without payment of a sales charge. The maximum sales load shown in the table below is not applicable to Analytic Portfolio shareholders. The fees paid by the PBHG Funds will not be affected by the Reorganizations.



            Enhanced Equity Portfolio - Advisor Enhanced Equity Fund


                                                    Enhanced
                                                      Equity         Advisor Enhanced
                                                    Portfolio          Equity Fund
                                                    ---------          -----------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases          None                5.75%
     (as a percentage of the offering price)

Annual Operating Expenses
(as a percentage of average net assets)

                                        Enhanced          Advisor
                                         Equity       Enhanced Equity
                                       Portfolio            Fund
                                       ---------            ----

Advisory Fees(1)                          0.60%             0.00%
  (after fee waivers for Advisor
  Enhanced Equity Fund(4))
12b-1 Fees(2)                             0.00%             0.25%

Other Expenses(1)                         1.59%             1.16%
  (after expense reimbursement for        ----              ----
  Advisor Enhanced Equity Fund(4))

Total Operating Expenses(1)(3)            2.19%             1.41%
  (after fee waivers and expense
  reimbursement for Advisor
  Enhanced Equity Fund(4))


        Master Fixed Income Portfolio - Advisor Master Fixed Income Fund


Shareholder Transaction Expenses                      Master Fixed          Advisor Master
                                                    Income Portfolio       Fixed Income Fund
                                                    ----------------       -----------------

    Maximum Sales Load Imposed on Purchases               None                   4.75%
    (as a percentage of the offering price)



Annual Operating Expenses
(as a percentage of average net assets)

                                                               Advisor
                                           Master Fixed      Master Fixed
                                         Income Portfolio    Income Fund
                                         ----------------    -----------

Advisory Fees(1)                              0.45%             0.00%
  (after fee waivers for Advisor
  Master Fixed Income Fund(4))
12b-1 Fees(2)                                 0.00%             0.25%
Other Expenses(1)                             2.37%             1.01%
  (after expense reimbursement for
  Advisor Master Fixed Income Fund(4))
                                              -----             -----
Total Operating Expenses(1)(3)                2.82%             1.26%
  (after fee waivers and expense
  reimbursement for Advisor
  Master Fixed Income Fund(4))



      Short-Term Government Portfolio - Advisor Short-Term Government Fund

Shareholder Transaction Expenses                         Short-Term             Advisor Short-Term
                                                    Government Portfolio          Government Fund
                                                    --------------------          ---------------

    Maximum Sales Load Imposed on Purchases                 None                       1.50%
    (as a percentage of the offering price)

Annual Operating Expenses
(as a percentage of average net assets)

                                           Short-Term         Advisor
                                           Government        Short-Term
                                           Portfolio      Government Fund
                                           ---------      ---------------

Advisory Fees(1)                             0.30%             0.00%
  (after fee waivers for Advisor
  Short-Term Government Fund(4))
12b-1 Fees(2)                                0.00%             0.25%
Other Expenses(1)                            7.48%             0.86%
  (after expense reimbursement for
  Advisor Short-Term Government Fund(4))
                                             -----             -----
Total Operating Expenses(1)(3)               7.78%             1.11%
  (after fee waivers and expense
  reimbursement for Advisor
  Short-Term Government Fund(4))

----------
(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this filing, "Other Expenses" are based on estimated amounts, net of any expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund would be as follows:

     PBHG Advisor Enhanced Equity Fund        0.60%     1.27%     and     2.12%
     PBHG Advisor Master Fixed Income Fund    0.45%     1.82%     and     2.52%
     PBHG Advisor Short-Term Government Fund  0.30%     1.82%     and     2.37%

(2) As a result of the 12b-1 fees, long-term shareholders of Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Company estimates that the maximum permissible front-end sales charge would not be exceeded for a substantial number of years.

(3) Pilgrim Baxter has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the Advisor Enhanced Equity Fund; 0.67% of the Advisor Master Fixed Income Fund; and 0.52% of the Advisor Short-Term Government Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a PBHG Fund under its multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of Pilgrim Baxter, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a PBHG Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a PBHG Fund's business. The fee waiver/expense reimbursement arrangement for each PBHG Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by Pilgrim Baxter is subject to a possible reimbursement by each PBHG Fund in future years if such reimbursement can be made within the foregoing annual expense limits.


(4) Analytic TSA has voluntarily agreed to reimburse expenses of the Analytic Portfolios (but excluding interest, taxes and extraordinary expenses), and to waive advisory fees so that total operating expenses do not exceed 0.60%, 0.90% and 1.00% of average daily net assets for the Short-Term Government, Master Fixed Income and Enhanced Equity Portfolios, respectively. Analytic TSA has notified the Fund that it will terminate its voluntary expense reimbursement on the earlier of the date of consummation of the Reorganization or the date on which the Agreement terminates.

                            Example of Fund Expenses

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

            Fund                           1 Year            3 Years           5 Years           10 Years
            ----                           ------            -------           -------           --------
Enhanced Equity Portfolio                   $10               $ 32               $ 55              $122
Advisor Enhanced Equity Fund                 71                100                130               217

Master Fixed Income Portfolio                 9                 29                 50               111
Advisor Master Fixed Income Fund             60                 86                113               193

Short-Term Government Portfolio               6                 19                 33                75
Advisor Short-Term Government Fund           26                 50                 75               148



The examples are based upon total operating expenses for the funds, as set forth in the "Annual Operating Expenses" tables above. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Analytic Portfolios and in the PBHG Funds after the Reorganizations.


Organization

     The Fund is organized as a Delaware business trust. PBHG Advisor Funds is organized as a Maryland corporation.

Purchase, Exchange and Redemption Policies

     Analytic Portfolios

     Shares of the Analytic Portfolios are purchased directly from the Fund by wire, mail, or exchange from another Analytic Portfolio with no sales charge or commission at the net asset value per share next computed after an order and payment are received by the Fund. Any order received after 1:00 p.m. Pacific Time will be processed at the next day's closing net asset value.

There is no minimum initial or subsequent purchase of Analytic Portfolio shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $5,000 for an initial purchase, in any proportion among the Analytic Portfolios, and there is no minimum for subsequent purchases.

     Redemptions may be made on any business day. Shares are redeemed without charge and redemptions may be made by telephone, mail, or exchange to another Analytic Portfolio. Redemption orders placed prior to 4:00 p.m. eastern time will be effective that day. Shares are redeemed without charge at the net asset value per share next computed after instructions and required documents are received in proper form.

     Shares of any Analytic Portfolio may be exchanged for shares of any other Analytic Portfolio at the net asset value per share next computed after the receipt of instructions in proper form.

     Please refer to the Prospectus of the Fund attached hereto as Exhibit C for further information on its purchase, exchange and redemption policies.

     PBHG Funds

     Purchases are made through an investment dealer or selected financial institutions. Purchases may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the PBHG Funds if PBHG Advisor Funds receives sufficient information to execute the order and receive payment by check or readily available funds prior to 4:00 p.m. Eastern time.


     No sales charge will be imposed in connection with the issuance of Class A shares of the PBHG Advisor Funds as part of the Reorganizations. A sales charge of up to 5.75% for the Advisor Enhanced Equity Fund, 4.75% for the Advisor Master Fixed Income Fund, and 1.50% for the Advisor Short-Term Government Fund is imposed on purchases of Class A shares at the time of purchase. Analytic Portfolio shareholders will be able to purchase additional shares of any portfolio of PBHG Advisor Funds without paying a sales charge. Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge). Certain purchases of Class A shares qualify for a sales charge waiver or reduction. Class A shares bear a distribution fee currently at the annual rate of 0.25% of each PBHG Fund's average net assets attributable to Class A shares which is imposed pursuant to a distribution plan approved by the Board of Directors of PBHG Advisor Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). Minimum initial investment in Class A Shares of the PBHG Funds is $2,500 for regular accounts, $2,000 for Individual Retirement Accounts. There is no minimum for subsequent investments.


     Redemptions may be made on any Business Day. Redemption orders placed prior to 4:00 p.m. Eastern time on any Business Day will be effective that day. The redemption price for shares is the net asset value per share determined as of the end of the day the order is effective.


     Shares of the PBHG Funds may generally be exchanged for shares of the same class of the other portfolios of PBHG Advisor Funds at net asset value. Analytic Portfolio shareholders will be permitted to exchange their PBHG Funds shares for shares of any other PBHG Advisor Funds portfolios without payment of a sales charge.



     Please refer to the Prospectus of the PBHG Funds attached hereto as Exhibit B for further information on its purchase, exchange and redemption policies.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives, investment policies and investment restrictions of the Analytic Portfolios and the PBHG Funds are identical. The PBHG Funds were created specifically for the purpose of the Reorganizations. The following discussion summarizes the investment objectives and policies of the PBHG Funds and is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of the PBHG Funds.


Advisor Enhanced Equity Fund


     The Advisor Enhanced Equity Fund, a diversified portfolio, seeks above average total returns through investments in Equity Securities. ("Equity Securities" as used herein include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.) For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics. The Advisor Enhanced Equity Fund seeks to achieve its objective by investing primarily in a diversified equity portfolio consisting of publicly traded Equity Securities of U.S. domiciled corporations and options and futures that relate to such securities. While the Advisor Enhanced Equity Fund may invest in stocks of any market capitalization, it is anticipated that the average capitalization of the Advisor Enhanced Equity Fund's stocks will be typical of medium to large companies (typically $15 billion or higher). Under normal market conditions, the Advisor Enhanced Equity Fund will invest at least 65% of its total assets in Equity Securities of U.S. domiciled corporations.


Advisor Master Fixed Income Fund


     The Advisor Master Fixed Income Fund, a diversified portfolio, seeks to provide above-average total returns. The Advisor Master Fixed Income Fund will invest in a diversified bond portfolio consisting primarily of U.S. Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.


     The Advisor Master Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Treasury, U.S. Government, and U.S. dollar denominated high grade securities, including mortgage-related securities. The weighted average duration of the Advisor Master Fixed Income Fund's fixed income investments is generally expected, under normal market conditions, to range between 3 and 10 years.

     Under normal market conditions, the Advisor Master Fixed Income Fund will invest at least 65% of its total assets in U.S. dollar denominated, high grade, fixed income debt securities. The high grade investment standard for the Fund includes only those securities with (i) over 1 year original maturity and rated at the time of purchase a minimum of A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), (ii) under 1 year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by Pilgrim Baxter or Analytic TSA at the time of purchase to be equivalent to these ratings.


     Subject to certain additional limitations, under normal market conditions, the remainder of the Advisor Master Fixed Income Fund's assets may be invested in floating rate and other types of debt securities, high grade non-U.S. dollar denominated debt securities, below high grade fixed income securities, convertible securities, "synthetic convertible" positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Advisor Master Fixed Income Fund may also invest in interest and currency rate-related derivative securities.

Advisor Short-Term Government Fund

     The investment objective of the Advisor Short-Term Government Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk. The Advisor Short-Term Government Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury or U.S. Government agency securities to minimize credit risk. To minimize fluctuations in market value, the Advisor Short-Term Government Fund is expected, under normal market conditions, to maintain a dollar weighted average maturity and weighted average duration between 1 and 3 years. Duration is the weighted average time to receipt of both principal and interest payments of a debt security and also a measure of the sensitivity of fixed income related investments to interest rate changes.

     Under normal market conditions, the Advisor Short-Term Government Fund will invest at least 80% of its total assets in U.S. Government securities. Subject to certain additional limitations, the remainder of the Advisor Short-Term Government Fund's assets may be invested in other high grade debt securities, debt securities of foreign governments and supranational organizations considered to be of high grade investment quality, currency-rate and interest rate-related options and futures, and cash and cash equivalents. The high grade investment standard for the Advisor Short-Term Government Fund includes only those securities with (i) over 1 year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's, (ii) under 1 year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by Pilgrim Baxter or Analytic TSA at the time of purchase to be equivalent to these ratings. The Advisor Short-Term Government Fund may also invest in repurchase agreements collateralized by U.S. Government securities. For temporary defensive purposes, the Advisor Short-Term Government Fund may reduce the average duration to less than 1 year.


General Investment Policies


     For a discussion of the investment process followed by Pilgrim Baxter and Analytic TSA, please see "General Investment Policies and Strategies" in the prospectus of PBHG Advisor Funds attached as Exhibit B.


     The investment objectives of the Analytic Portfolios are fundamental policies, meaning they may not be changed without a vote of a majority of the particular Analytic portfolios outstanding shares. The investment objectives of the PBHG Funds are not fundamental policies and may be changed by action of the Board of Directors of PBHG Advisor Funds. Shareholders will be notified of any such change.


     Pilgrim Baxter and Analytic TSA expect that under normal market conditions the annual portfolio turnover rate for the Advisor Enhanced Equity Fund will not exceed 150%, for the Advisor Master Fixed Income Fund will not exceed 50% and for the Advisor Short-Term Government Fund will not exceed 50%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a PBHG Fund. Trading in over-the-counter and fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

     Under normal market conditions, each PBHG Fund expects to be fully invested in its primary investments. However, for temporary defensive purposes, when the adviser or the sub-adviser, as appropriate, determines that market conditions warrant, each PBHG Fund may invest up to 100% of its assets in investment grade debt securities, cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each PBHG Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a PBHG Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective. See the Statement of Additional Information for additional information.


Portfolio Managers

     Pursuant to the investment sub-advisory agreement by and among PBHG Advisor Funds, on behalf of each PBHG Fund, Pilgrim Baxter and Analytic TSA.
Analytic TSA is responsible for the management of the PBHG Funds.
The following individuals are currently responsible for managing the Analytic Portfolios and will be responsible for managing the corresponding PBHG Funds.

     Advisor Enhanced Equity Fund

     Dennis M. Bein and Harindra de Silva have been the portfolio managers for the Enhanced Equity Portfolio since November 1996. Mr. Bein has been a member of the portfolio management and research team for Analytic TSA since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. with which he has been associated with since August 1990. Dr. de Silva is the President of the Fund and serves as a managing director of Analytic TSA, which he joined in May of 1995. He concurrently serves as a principal of Analysis Group, Inc., which he joined in March 1986. They are subject to the supervision of Analytic TSA's investment management committee.


     Advisor Short-Term Government and Advisor Master Fixed Income Funds

     Scott Barker, Greg McMurran and Bob Bannon have been the portfolio managers for the Short-Term Government and Master Fixed Income Portfolios since November 1996. Mr. Barker has been a member of the portfolio management and research team for Analytic TSA since August 1995. He concurrently serves as a research analyst with Analysis Group, Inc., with which he has been associated since October 1993. Previously, he was with Xontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of Analytic TSA and has been with the firm since October 1976 as a portfolio manager. Mr. Bannon is a managing director of Analytic TSA specializing in the fixed income area. He joined the firm in January 1996 when TSA Capital Management merged with Analytic TSA. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. They are subject to the supervision of Analytic TSA's investment management committee.


                                  RISK FACTORS

     The PBHG Funds have the same investment objectives and policies as the Analytic Portfolios. The investments of the PBHG Funds will be managed by the same portfolio managers of Analytic TSA that are responsible for management of the Analytic Portfolios using the same investment techniques and strategies. Accordingly, the risks associated with an investment in the PBHG Funds should be the same as the risks associated with an investment in the Analytic Portfolios.

     To achieve their investment objectives, the PBHG Funds may invest in foreign securities, in securities that are considered illiquid and in securities issued by technology companies or companies with small market capitalizations. The PBHG Funds may also utilize various call option, put option and financial future strategies in pursuit of their investment objectives. See the heading "Risk Factors" in the prospectus for the PBHG Advisor Funds attached as Exhibit B for a discussion of the risks associated with those investments and investment strategies.



                         INFORMATION ABOUT THE AGREEMENT

     The terms and conditions under which the Reorganizations may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement attached as Exhibit A.

Description of the Agreement

     The Agreement provides that at the Closing Date substantially all of the property and assets of each Analytic Portfolio will be transferred to the corresponding PBHG Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the books of the Analytic Portfolio and (b) cash or bank deposits (the "Reserve Account") in an amount necessary: to discharge all of the unpaid liabilities on the books and records of the Analytic Portfolio at the Closing Date (including any amounts due to shareholders of the Analytic Portfolio for unpaid dividends or otherwise) and to pay contingent liabilities, if any, that the Board of Trustees of the Fund may reasonably deem to exist against the Analytic Portfolio at the Closing Date. (The property and assets to be transferred to the PBHG Fund are referred to below as the "Analytic Portfolios' Net Assets.") Upon the satisfaction or other resolution of all such liabilities and obligations, any amount remaining from the Reserve Account will be transferred to the PBHG Fund.

     In exchange for the transfer to the PBHG Fund of the Analytic Portfolios's Net Assets, PBHG Advisor Funds will simultaneously issue at the Closing Date full and fractional Class A shares of the corresponding PBHG Fund to the Analytic Portfolio for distribution pro rata by the Analytic Portfolio to its shareholders. The Class A shares issued by PBHG Advisor Funds will have an aggregate net asset value equal to the value of the Analytic Portfolios' Net Assets on the Closing Date.

     On the Closing Date, each of the Analytic Portfolios will be liquidated and distribute pro rata to its shareholders the PBHG Fund Class A Shares received by the Analytic Portfolio. Each shareholder owning Analytic Portfolio Shares at the Closing Date will receive PBHG Fund Class A shares having an aggregate net asset value equal to the aggregate net asset value of his or her Analytic Portfolio Shares, plus the right to receive any dividends or distributions which were declared before the Closing Date but that remained unpaid at that time on the Analytic Portfolio Shares. In connection with the Reorganizations, each of the Analytic Portfolios will be terminated as a series of the Fund.

     The share transfer books of the Analytic Portfolios will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Analytic Portfolios will be deemed to be redemption requests for the corresponding PBHG Fund Class A Shares.

     The Reorganizations are subject to a number of conditions, including, among other things: (a) approval of the Agreement and the transactions contemplated thereby described in this Combined Proxy Statement and Prospectus by the Analytic Portfolios' shareholders; (b) that the shares of each PBHG Fund that will be offered for sale after the Closing Date be duly registered under the 1933 Act on the Closing Date; (c) the receipt of certain legal opinions described in Sections 7 and 8 of the Agreement, which include a legal opinion that the PBHG Fund Class A Shares issued and outstanding at the Closing Date will be duly authorized, validly issued, fully paid, and non-assessable and a legal opinion that the Reorganizations will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Analytic Portfolios, or their respective shareholders; (d) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and other matters; and (e) the parties' performance of their respective agreements and undertakings in the Agreement. Assuming satisfaction of the conditions in the Agreement, the Closing Date will be on April 30, 1998, or such other date as is agreed to by the parties.

     Pilgrim Baxter and Analytic TSA will be liable for all reasonable expenses incurred by the PBHG Funds and the Analytic Portfolios in connection with entering into and carrying out the transactions contemplated by the Agreement, whether or not the transactions are consummated. Analytic TSA has agreed to indemnify two of the trustees ("Trustees") of the Fund against any losses arising out of their services as Trustees of the Fund.



     The Agreement may be terminated and the Reorganizations abandoned at any time prior to the Closing Date by the mutual consent of the parties to the Agreement. In such event, there will be no liability for damages on the part of either the Analytic Portfolios or the PBHG Funds, or the Fund's Board of Trustees or officers or PBHG Advisor Funds' Board of Directors or officers, but Pilgrim Baxter and Analytic TSA will be liable for reimbursement of all reasonable expenses incurred in connection with entering into and carrying out the transaction contemplated by the Agreement. At any time prior to or after approval of the Agreement by the Analytic Portfolios' shareholders, the Fund and PBHG Advisor Funds may amend, modify, or supplement the Agreement. However, no such amendment, modification, or supplement may have the effect of changing the provisions for determining the number of PBHG Fund Class A Shares to be distributed to Analytic Portfolio shareholders under the Agreement to the detriment of the Analytic Portfolio shareholders, unless the Analytic Portfolio shareholders approve such change or unless the amendment merely changes the Closing Date.

Board Consideration

     The Board of Trustees of the Fund has unanimously determined that the proposed Reorganizations are in the best interest of the shareholders of the Analytic Portfolios, and recommends the approval of the Agreement by such shareholders at the Special Meeting. The following is a summary of the information that was presented to, and considered by, the Board of Trustees in making their determination.

     Initially, the Board of Trustees reviewed several areas of concern regarding the Analytic Portfolios. The Board of Trustees considered that (a) the relatively small asset size of the Analytic Portfolios has prevented them from realizing significant economies of scale and reducing their expense ratios (absent waivers of fees and assumption of expenses by Analytic TSA); (b) Analytic TSA on a voluntary basis has continuously waived a substantial portion of its advisory fee since the Analytic Portfolios' inception; (c) based on the Analytic Portfolios' historical asset growth and the distribution systems available to the Analytic Portfolios under their current structure, their assets are unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale; (d) in the absence of significant asset growth, it is unlikely that Analytic TSA will receive its full advisory fee in the future; (e) Analytic TSA has indicated that it will become a wholly-owned subsidiary of Pilgrim Baxter on May 1, 1998; and (f) because the voluntary fee cap prevents Analytic TSA from achieving any profits from its services to the Analytic Portfolios, Analytic TSA and Pilgrim Baxter have indicated that Analytic TSA will not continue its voluntary fee waiver after April 30, 1998.

     At a meeting of the Board of Trustees held on February 26, 1998, management of the Fund proposed that the Board of Trustees approve the proposed Reorganizations on behalf of the Analytic Portfolios. During the course of their review and deliberation, the Trustees evaluated the potential benefits and detriments to the Analytic

Portfolios and their shareholders. The Trustees requested and received from Analytic TSA and Pilgrim Baxter written materials containing relevant information about the PBHG Funds and the proposed Reorganizations, including fee and expense information on a future estimated basis. Analytic TSA and Pilgrim Baxter also provided the Trustees with comparative expense ratio information, analyses of the projected benefits to the shareholders of the Analytic Portfolios resulting from the proposed Reorganizations, information regarding the marketing plan for the PBHG Funds and projections of anticipated growth for the PBHG Funds, and a variety of other information relevant to the consideration of the proposed Reorganizations.




     Although the projected expense ratios of the PBHG Funds are greater than those of the Analytic Portfolios (after fee waiver and expense reimbursements), the PBHG Funds have more favorable ratios when fee waivers are eliminated, as will be the case after April 30, 1998. In addition, Pilgrim Baxter has agreed to request the Board of Directors of PBHG Advisor Funds to continue the expense limitations for a period of three years after the Closing Date. Accordingly, the PBHG Funds are expected to provide the Analytic Portfolios' shareholders with a more advantageous long-term cost structure than would otherwise be achievable by the Analytic Portfolios.


     In addition, the Board of Trustees noted that the shareholders of the Analytic Portfolios would not be subject to additional potential or actual risks as shareholders of the PBHG Funds, and that the Reorganizations would result in continuity of investment advisory services, since the Analytic Portfolios currently employ Analytic TSA as investment adviser and the PBHG Funds will employ Analytic TSA as investment sub-adviser, and the individuals who will serve as the portfolio managers for the PBHG Funds currently serve as the portfolio managers for the Analytic Portfolios. The Board of Trustees noted further that no sales or other charges would be imposed on any of the PBHG Fund shares acquired by shareholders of the Analytic Portfolios in connection with the Reorganization and that the shareholders of the Fund would not bear the costs of the Reorganizations. Finally, the Board of Trustees reviewed the terms of the Agreement. The Board of Trustees noted that the Analytic Portfolios would be provided with an opinion of counsel with respect to the tax-free treatment of the Reorganizations.

     At a meeting of the Board of Trustees of the Fund on March 4, 1998, the proposed Reorganizations were again considered by the Board of Trustees of the Fund. At a subsequent meeting on March 6, 1998, based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees unanimously determined that the proposed Reorganizations are in the best interest of the Analytic Portfolios and their shareholders and that the interests of the Analytic Portfolios' shareholders will not be diluted as a result of the proposed Reorganizations, and recommended the approval of the Agreement by shareholders at the Special Meeting.

     On February 20, the Board of Directors of PBHG Advisor Funds considered the proposed Reorganizations with respect to the PBHG Funds. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Directors unanimously determined that the proposed Reorganizations were in the best interests of the PBHG Funds and their shareholders and the interests of the existing PBHG Funds shareholders will not be diluted as a result of the proposed Reorganization.

Federal Income Tax Consequences

     The following is a general summary of the material federal income tax consequences of the Reorganizations to the shareholders of the Fund and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service (the "IRS") and judicial decisions, all of which are subject to change.

     The principal Federal income tax consequences that are expected to result from the Reorganizations, under currently applicable law, are as follows: (i) the Reorganizations will constitute "reorganizations" within the meaning of
Section 368(a)(1)(C) of the Code; (ii) no gain or loss will be recognized by the Analytic Portfolios upon the transfer of their assets to the PBHG Funds or upon the distribution of the shares of the PBHG Funds to their shareholders pursuant to the Reorganizations; (iii) no gain or loss will be recognized by any shareholder of the Analytic Portfolios upon the exchange of shares of the Analytic Portfolios solely for shares of the PBHG Funds; (iv) no gain or loss will be recognized by the PBHG Funds on the receipt of the assets of the Analytic Portfolios in exchange for shares of the PBHG Funds as a result of the Reorganizations; (v) the tax basis of the shares of the PBHG Funds to be received by a shareholder of the Analytic Portfolios will be the same as the tax basis of the shares of the Analytic Portfolios surrendered in exchange therefor;
(vi) the basis to the PBHG Funds of the assets of the Analytic Portfolios will be the same as the basis of those assets in the hands of the Analytic Portfolios immediately prior to the Reorganizations; (vii) the holding period of the shares of PBHG Funds to be received by a shareholder of the Analytic Portfolios will include the holding period for which such shareholder held the shares of the Analytic Portfolios exchanged therefor, provided that such shares of the Analytic Portfolios are capital assets in the hands of such shareholder as of the Closing Date; (viii) the holding period of the assets of the Analytic Portfolios in the hands of the PBHG Funds will include the period during which those assets were held by the Analytic Portfolios; and (ix) the taxable year of the Analytic Portfolios will end on the Closing Date, and each of the PBHG Funds will succeed to and take into account those attributes of the corresponding Analytic Portfolio described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384, if applicable, and the Treasury regulations thereunder.


     As a condition to the Closing, Paul, Hastings, Janofsky & Walker LLP will render a favorable opinion as to the foregoing Federal tax consequences of the Reorganizations, which opinion will be conditioned upon the accuracy, as of the date of the Agreement and as of the Closing, of certain representations made by the Fund and PBHG Advisor Funds upon which Paul, Hastings, Janofsky & Walker
LLP will rely. Neither the Fund nor PBHG Advisor Funds has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position.


     The foregoing description of the Federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder of the Analytic Portfolios. The tax consequences to certain shareholders, such as dealers in securities, foreign persons, mutual funds, insurance companies and tax-exempt entities, that are subject to special treatment under the Code or under the laws of other jurisdictions may differ materially from those outlined above. All the Analytic Portfolios shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other tax laws.

Capital Loss Carryforward

     Short-Term Government Portfolio had a capital loss carryforward available to offset future capital gains of approximately $797,773 as of December 31, 1997. Under Section 381 of the Code, the Advisor Short-Term Government Fund will succeed to the capital loss carryforwards of Short-Term Government Portfolio if, as described in "Additional Information about the Agreement--Federal Income Tax Consequences" above, the transfer of the assets of the Short-Term Government Portfolio to the Advisor Short-Term Government Fund qualifies as a "reorganization" under Section 368(a)(1)(C) of the Code. The carryforward period for capital losses is limited to eight years and accordingly, absent realized capital gains, these capital loss carryforwards will expire in Years 1999, 2001, 2003, 2004 and 2005.

     As a result of the Reorganizations, Short-Term Government Portfolio will undergo an ownership change, as defined under Section 382 of the Code. The amount of Short-Term Government Portfolio's capital loss carryforwards which can be taken into account each year by the Advisor Short-Term Government Fund to offset any realized capital gains will be limited generally to an amount equal to the fair market value of Short-Term Government Portfolio on the Closing Date multiplied by the long-term tax-exempt rate in effect at that time.

     The amount of such capital loss carryforwards may be different at the Closing Date. The Agreement does not provide for any adjustment to the number of shares that Short-Term Government Portfolio shareholders will receive to reflect any potential income tax effect on the shareholders of Short-Term Government Portfolio which might result from any differences in the proportionate amounts of the capital loss carryforward because of the difficulty of predicting the potential use by the Advisor Short-Term Government Fund of such capital loss carryforward. It is anticipated that there will be no distributions to shareholders of current or future net realized gains on investments until the capital loss carryforwards are offset or expire, although any such gains would be reflected in the calculation of net asset value.

                             RIGHTS OF SHAREHOLDERS

     PBHG Advisor Funds is a Maryland corporation and the Fund is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of the Fund are substantially the same as those of the directors of PBHG Advisor Funds.

     There are, however, certain differences between the two forms of organization. The operations of PBHG Advisor Funds, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of the Fund, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

Liability of Shareholders

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Fund shall not be subject to any personal liability for acts or obligations of the Fund and that every written agreement, obligation or other undertaking made or issued by the Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is considered remote, and even if a claim were brought against the Fund and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

Election of Directors/Trustees; Terms; Annual Shareholder Meetings


     The initial shareholders of the Fund elected the Trustees of the Fund at a meeting of the shareholders held prior to the effective date of its registration under the 1940 Act and the Securities Act of 1933, as amended ("1933 Act"). Such Trustee serves for the life of the Fund, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such Trustees only at special meetings of shareholders. The Fund is not required to hold annual meetings and does not do so unless required by the 1940 Act.


     The sole initial shareholder of the PBHG Advisor Funds will elect the Directors by written consent prior to the Closing Date. Each Director serves until a successor is elected, subject to earlier death, incapacitiation, resignation, retirement or removal (see below). Shareholders may elect successors to such Directors only at annual or special meetings of shareholders. PBHG Advisor Funds is not required to hold annual meetings unless required by the 1940 Act, and does not intend to do so.

     The By-laws of PBHG Advisor Funds provide that the Directors shall be elected at the annual meeting of the shareholders provided that such annual meetings for the election of Directors are required under the 1940 Act. The 1940 Act requires that at least two-thirds of the directors of an investment company be elected by shareholders. Elections may also be held at a special meeting of shareholders called for the purpose of electing Directors. The Directors of PBHG Advisor Funds will be elected by consent of the sole initial shareholder of PBHG Advisor Funds.

Removal of Trustees/Directors

     A Trustee of the Fund may be removed with cause at any time by vote of at least two-thirds of the Trustees and with or without cause by vote of two-thirds of the outstanding shares of the Fund. The Declaration of Trust provides that vacancies may be filled by either of the holders of at least a majority of the Fund's shares or a majority vote of the remaining Trustees.

     A director of PBHG Advisor Funds may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of the outstanding shares of PBHG Advisor Funds.

Special Meetings of Shareholders

     The Fund's Declaration of Trust provides that a majority of the trustees may call special meetings of shareholders and the trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Fund's shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     The PBHG Advisor Funds' By-Laws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

Liability of Directors/Trustees and Officers; Indemnification

     Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Fund's Declaration of Trust, the trustees and officers of the Fund are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Fund's Declaration of Trust requires the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. PBHG Advisor Funds' Articles of Incorporation eliminates director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

Termination

     The Fund's Declaration of Trust provides that the Fund may be terminated at any time by the vote of shareholders holding two-thirds of the shares outstanding, or by the trustees after written notice to shareholders.

     Maryland law provides that PBHG Advisor Funds may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the stockholders entitled to vote on the dissolution.

Voting Rights of Shareholders

     The Fund's Declaration of Trust grants shareholders power to do the following: (i) elect Trustees; (ii) approve certain contracts, such as investment advisory contracts, as required by the 1940 Act; (iii) terminate or reorganize the Fund; and (iv) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine.

     Shareholders of a Maryland corporation such as PBHG Advisor Funds are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

Dissenters' Rights

     Neither Delaware law nor the Declaration of Trust confer upon the Fund's shareholders appraisal or dissenters' rights.

     Under Maryland law, a PBHG Advisor Funds shareholder may not demand the fair value of his shares from the successor company in a transaction involving the transfer of the PBHG Advisor Funds' assets, and is bound by the terms of the transaction.

Amendments to Organization Documents

     Consistent with Delaware law, the Board of Trustees of the Fund may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the Fund's shares upon liquidation of the Fund or which diminishes or eliminates any voting rights pertaining to the Fund's shares, without approval of the majority of the Fund's shares. The trustees shall have the power to alter, amend or repeal the By-Laws of the Trust or adopt new By-Laws at any time.

     Consistent with Maryland law, PBHG Advisor Funds reserves the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of PBHG Advisor Funds may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to PBHG Advisor Funds' Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. PBHG Advisor Funds' Bylaws provide that the Bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular Bylaw which is specified as not subject to amendment by the Board of Directors, the Bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


     This Combined Proxy Statement and Prospectus and the related Statement of Additional Information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund and PBHG Advisor Funds have filed with the SEC or in the annual reports which the Fund has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act. The SEC file numbers for the Fund registration statement containing the Prospectus and Statement of Additional Information relating to the Analytic Portfolios are 33-55758 and 811-7366. Such Prospectus is incorporated herein by reference. The SEC file numbers for PBHG's registration statement containing the Prospectus and Statement of Additional Information relating to the PBHG Funds is 333-44193 and 811-08605. Such Prospectus and Statement of Additional Information are incorporated by reference.


     The Fund and the PBHG Advisor Funds are each subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports, and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at the SEC's Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048, and at the SEC's Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site at http:\\www.sec.gov that contains information regarding PBHG Advisor Funds, the Fund, and other registrants that file electronically with the SEC.

                     ADDITIONAL INFORMATION ABOUT EACH FUND

Financial Information

     The financial statements in the tables below for each of the five years in the period ended December 31, 1997, and the one month ended December 31, 1992, have been audited by Deloitte & Touche LLP, independent auditors. Such financial statements and the report of Deloitte & Touche LLP thereon are included in the Statement of Additional Information. Copies of the Fund's 1997 Annual Report to Shareholders may be obtained, at no charge, by telephoning the Fund at the telephone number appearing on the cover page of this Prospectus.

                            The Analytic Series Fund
                       Analytic Enhanced Equity Portfolio
                              FINANCIAL HIGHLIGHTS

Per Share Data and
Ratios for a Share
Outstanding Throughout
the Period Indicated:

                                                                   Year Ended December 31,                           One Month
                                                    1996            1995            1994          1993                  Ended
                                                    ----            ----            ----          ----               December 31,
                                           1997                                                                          1992
                                           ----                                                                      ------------
Net asset value, Beginning
of period.........................       $ 12.09        $ 12.94      $  9.83       $ 10.15       $ 10.02           $ 10.00
                                          ------         ------       ------        ------        ------            ------
Net Investment Income.............          0.15           0.21         0.23          0.28          0.40              0.01
Net Realized and Unrealized
 Gains or Losses on
 Investments......................          3.45           2.74         3.22         (0.32)         0.62              0.02
                                          ------         ------       ------        ------        ------            ------
Total From Investment
 Operations.......................          3.60           2.95         3.45         (0.04)         1.02              0.03
                                          ------         ------       ------        ------        ------            ------
Distributions From Net
 Investment Income................          0.15           0.21         0.23          0.28          0.40              0.01
In excess of net investment income          0.01           0.00         0.00          0.00          0.00              0.00
Distribution from Net Realized
 Gains............................          1.79           3.58         0.11          0.00          0.37              0.00
In excess of Net Realized Gains...          0.02           0.01         0.00          0.00          0.00              0.00
Return of capital.................          0.00           0.00         0.00          0.00          0.12              0.00
                                          ------         ------       ------        ------        ------            ------

Total Distributions...............          1.97           3.80         0.34          0.28          0.89              0.01
                                          ------         ------       ------        ------        ------            ------
Net Asset Value, End of
 Period...........................       $ 13.72        $ 12.09      $ 12.94       $  9.83       $ 10.15           $ 10.02
                                          ======         ======       ======        ======        ======            ======
Total Return:.....................         29.86%         22.95%       35.36%        (0.37)%       10.07%             4.08%
                                           =====          =====        ======        =====         =====            ======
Ratios and Supplemental Data
Net Assets, End of Period (000)...       $ 7,331        $ 3,519      $ 2,318       $ 1,511       $   903           $12,823
Ratio of Expenses to
  Average Net Assets (1)..........          2.24%*         1.51%        1.33%         1.35%         1.35%             1.07%*
Ratio of Net Investment
  Income to Average Net
  Assets..........................          1.17%*         1.53%        2.02%         3.24%         2.16%             1.66%*
Portfolio Turnover Rate...........        189.39%        179.47%       10.15%        24.75%        76.34%            25.20%

Average Commission Rate(2)........       $0.0288        $0.0658      $0.0431

--------------------

(1) Gross of Advisor reimbursed expenses and expenses paid indirectly through broker arrangements. With both expense reductions, such ratios would have been 1.00%, 0.91%, 0.50%, 0.24%, 0.57%, and 0.70%* for each of the years in the periods ended December 31, 1997, and for the month ended December 31, 1992, respectively.

(2) The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

*    Calculated on an annualized basis.

                            The Analytic Series Fund
                     Analytic Master Fixed Income Portfolio
                              FINANCIAL HIGHLIGHTS



Per Share Data and Ratios for a Share Outstanding Throughout the Period Indicated:

                                                                   Year Ended December 31,                     One Month
                                                    1996             1995           1994        1993             Ended
                                                    ----             ----           ----        ----          December 31,
                                           1997                                                                   1992
                                           ----                                                               ------------
Net asset value, Beginning
of period.........................       $ 10.27    $ 10.41        $  9.50       $ 10.26       $ 10.06           $ 10.00
                                          ------     ------         ------        ------        ------            ------
Net Investment Income.............          0.59       0.58           0.61          0.64          0.67              0.04
Net Realized and Unrealized
 Gains or Losses on
 Investments......................          0.41      (0.01)          0.91         (0.75)         0.41              0.06
                                          ------     ------         ------        ------        ------            ------
Total From Investment
 Operations.......................          1.00       0.57           1.52         (0.11)         1.08              0.10
                                          ------     ------         ------        ------        ------            ------
Distributions From Net
 Investment Income................          0.59       0.58           0.61          0.64          0.67              0.04
Distribution from Net Realized
 Gains............................          1.75       0.12           0.00          0.01          0.21              0.00
In excess of Net Realized Gains...          0.09       0.01           0.00          0.00          0.00              0.00
                                          ------     ------         ------        ------        ------            ------

Total Distributions...............          2.43       0.71           0.61          0.65          0.88              0.04
                                          ------     ------         ------        ------        ------            ------
Net Asset Value, End of
 Period...........................       $  8.84    $ 10.27        $ 10.41       $  9.50       $ 10.26           $ 10.06
                                          ======     ======         ======        ======        ======            ======
Total Return:.....................         10.04%      5.69%         16.43%        (1.04)%       10.94%            13.09%
                                          ======     ======         =======       ======        ======            ======
Ratios and Supplemental Data
Net Assets, End of Period (000)...        $5,712    $28,926        $24,868       $ 6,155       $ 8,066           $ 9,219
Ratio of Expenses to
  Average Net Assets (1)..........           1.0%*     0.97%          1.03%         1.17%         1.04%             1.05%*
Ratio of Net Investment
  Income to Average Net
  Assets..........................          5.60%*     5.66%          5.99%         7.16%         6.39%             5.63%*
Portfolio Turnover Rate...........         39.98%     21.95%         31.82%        44.30%       105.39%             0.00%

Average Commission Rate(2)........       $0.0375    $0.0418        $0.0277

--------------------

(1) Gross of Advisor reimbursed expenses and expenses paid indirectly through broker arrangements. With both expense reductions, such ratios would have been 0.90%, 0.72%, 0.69%, 0.60%, 0.60%, and 0.60%* for each of the years in the periods ended December 31, 1997, and for the month ended December 31, 1992, respectively.

(2) The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

*    Calculated on an annualized basis.

                            The Analytic Series Fund
                    Analytic Short-Term Government Portfolio
                              FINANCIAL HIGHLIGHTS


Per Share Data and Ratios for a Share Outstanding Throughout the Period Indicated:

                                                                   Year Ended December 31,                     One Month
                                                    1996             1995           1994        1993             Ended
                                                    ----             ----           ----        ----          December 31,
                                           1997                                                                   1992
                                           ----                                                               ------------
Net asset value, Beginning
of period.........................      $  9.83     $  9.98        $  9.55       $ 10.03       $ 10.03          $ 10.00
                                         ------      ------         ------        ------        ------           ------
Net Investment Income.............         0.55        0.62           0.56          0.48          0.53             0.05
Net Realized and Unrealized
 Gains or Losses on
 Investments......................        (0.02)      (0.10)          0.43         (0.48)         0.00             0.03
                                         ------      ------         ------        ------        ------           ------
Total From Investment
 Operations.......................         0.53        0.52           0.99          0.00          0.53             0.08
                                         ------      ------         ------        ------        ------           ------
Distributions From Net
 Investment Income................         0.55        0.66           0.56          0.48          0.53             0.05
Return of capital.................         0.00        0.01           0.00          0.00          0.00             0.00
                                         ------      ------         ------        ------        ------           ------

Total Distributions...............         0.55        0.67           0.56          0.48          0.53             0.05
                                         ------      ------         ------        ------        ------           ------
Net Asset Value, End of
 Period...........................      $  9.81     $  9.83        $  9.98       $  9.55       $ 10.03          $ 10.03
                                         ======      ======         ======        ======        ======           ======
Total Return:.....................         5.54%       5.28%         10.65%         0.00          5.37%            9.38%
                                         ======      ======         =======       ======        ======           ======
Ratios and Supplemental Data
Net Assets, End of Period (000)...      $ 2,978     $ 1,008        $27,880       $24,481       $26,097          $ 7,619
Ratio of Expenses to
  Average Net Assets (1)..........         7.80%*      0.76%          0.82%         0.85%         0.75%            0.77%*
Ratio of Net Investment
  Income to Average Net
  Assets..........................         5.53%*      5.99%          5.76%         5.37%         4.91%            5.45%*
Portfolio Turnover Rate...........        33.50%      31.48%         10.15%         3.21%        85.69%            0.00%

--------------------

(1) Gross of Advisor reimbursed expenses and expenses paid indirectly through broker arrangements. With both expense reductions, such ratios would have been 0.60%, 0.56%, 0.50%, 0.45%, 0.45%, and 0.45%* for each of the years in the periods ended December 31, 1997, and for the month ended December 31, 1992, respectively.

*    Calculated on an annualized basis.


Management Discussion and Analysis of Performance

     A discussion of the performance of the Analytic Portfolios for the fiscal year ended December 31, 1997 is set forth in Exhibit D to this Combined Proxy Statement and Prospectus.

Further Information About PBHG Advisor Funds

     [For more information with respect to PBHG Funds concerning the following topics, please refer to the PBHG Fund Prospectus attached hereto as Exhibit B as indicated: (i) see the headings "Summary," "The Company and the Funds," and "General Information" for information on the organization, management and operations of PBHG Advisor Funds and the Fund; (ii) see the headings "Investment Objectives and Policies," "General Investment Policies and Strategies" and "Investment Limitations" for a description of the investment objectives and policies of the Fund; (iii) see the headings "Summary," "The Company and the Funds," "Taxes" and "General Information" for further information concerning the capital stock of PBHG Advisor Funds; and (iv) see the headings "How to Purchase Fund Shares," "Shareholder Services" and "How to Redeem Fund Shares" for further information regarding the purchase, exchange and redemption of shares of the Fund.]

Further Information About the Fund

     For more information with respect to the Fund concerning the following topics, please refer to the Analytic Portfolios Prospectus as follows: (i) see the headings "Implementation of Policies," "Management of the Fund," "Investment Adviser," and "General Information" for further information on the organization, management and operation of the Fund and the Analytic Portfolios; (ii) see the headings "Investment Objectives and Policies," and "Who Should Invest" for further information concerning the investment objectives and policies of the Analytic Portfolios; (iii) see the headings "Prospectus Summary," "Dividends, Capital Gain Distributions and Taxes" and "General Information" for further information concerning the shares of beneficial interest of the Fund; and (iv) see the headings "Purchasing Shares," "Redeeming Shares," "Exchanging Shares," and "Shareholder Guide" for further information concerning the purchase, exchange and redemption of shares of the Analytic Portfolios.


                                 CAPITALIZATION


     The following table sets forth as of March 20, 1998: (i) the capitalization of the Analytic Portfolios; (ii) the capitalization of the PBHG Funds; and (iii) the pro forma capitalization of the PBHG Funds as adjusted to give effect to the Reorganizations. If the Reorganizations are consummated, the capitalization of the PBHG Funds is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Analytic Portfolios.



                                    Enhanced Equity          Advisor Enhanced          Pro Forma
                                          Portfolio             Equity Fund             Combined

Total Net Assets                         $9,982,475                $3,625             $9,986,100
Shares Outstanding                          625,467                   363                998,610
Net Asset Value Per Share                    $15.96                $10.00                 $10.00



                                Master Fixed Income         Advisor Master             Pro Forma
                                          Portfolio        Fixed Income Fund            Combined

Total Net Assets                         $4,241,705                $3,625             $4,245,330
Shares Outstanding                          473,441                   363                424,533
Net Asset Value Per Share                     $8.96                $10.00                 $10.00




                                         Short-Term       Advisor Short-Term           Pro Forma
                                         Government         Government Fund             Combined
                                          Portfolio

Total Net Assets                         $3,367,466                  $100             $3,367,560
Shares Outstanding                          342,654                    10                336,757
Net Asset Value Per Share                     $9.93                $10.00                 $10.00

                              FINANCIAL STATEMENTS


     The financial statements in the Fund's 1997 Annual Report to Shareholders that are included in the Statement of Additional Information related to this Combined Proxy Statement and Prospectus, have been audited by the Fund's independent auditors, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report. Such financial statements have been incorporated in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Fund's Annual Report to Shareholders may be obtained at no charge by telephoning the Fund at the number on the front page of the Statement of Additional Information.

     Statements of Assets and Liabilities of PBHG Advisor Funds at March 20, 1998, and the report thereon by Coopers & Lybrand, LLP, are included in the Statement of Additional Information related to this Combined Proxy Statement and Prospectus.


                     OWNERSHIP OF ANALYTIC PORTFOLIO SHARES

     On January 31, 1998, the name, address, and share ownership of the persons who owned of record 5% or more of the outstanding shares of the Analytic Portfolios is as follows:

Analytic Enhanced Equity Portfolio

Analytic TSA Global Asset Management Inc.
Inv. Mgr. for Prison Law Office                                    25.0%
Attn: Joy Yap
700 S. Flower Street, Suite 2400
Los Angeles, CA 90017

Analytic TSA Global Asset Management Inc.
FBO Mountain Grove Cemetery Assn.                                  22.9%
700 S. Flower Street, Suite 2400
Los Angeles, CA 90017

Charles Schwab & Co. Inc.
Special Custody Account for Benefit
of Customers                                                       09.8%
101 Montgomery St.
San Francisco, CA 94104

Analytic Master Fixed Income Portfolio

Analytic TSA Global Asset Management Inc.
FBO Mountain Grove Cemetery Assn.                                  13.8%
700 Flower Street, Suite 2400
Los Angeles, CA 90017

Tucker Anthony Inc.
VMEP NHC Pension                                                   12.6%
Attn: Stephen T. Monahan
4 Landmark Square
Stamford, CT 06901-2700

R. Borzilleri
VMEP                                                               12.3%
Attn: Stephen T. Monahan
4 Landmark Square
Stamford, CT 06901-2700

Greg McNurran                                                      06.3%
2116 N. Westwood Ave.
Santa Ana, CA 92706

Tucker Anthony Inc.
VMEP Blodgett                                                      05.3%
Attn: Stephen T. Monahan
4 Landmark Square
Stamford, CT 06901-2700

Analytic Short-Term Government Portfolio

Analytic TSA Global Asset Management Inc.
Inv. Mgr.                                                          62.7%
FBO Southern Baptist Foundation
700 S. Flower Street, Suite 2400
Los Angeles, Ca 90017

Analytic TSA Global Asset Management Inc.
Inv. Mgr. for Prison Law Office                                    13.4%
Attn: Joy Yap
700 S. Flower Street, Suite 2400
Los Angeles, CA 90017

Analytic TSA Global Asset Management Inc.
FBO Mountain Grove Cemetery Assn.                                  05.8%
700 S. Flower Street, Suite 2400
Los Angeles, CA 90017

The Fund has no information regarding the beneficial ownership of the shares.

     No shares of the PBHG Funds will be issued in advance of consummation of the Reorganizations, other than shares purchased by Pilgrim Baxter, as initial shareholder, to provide initial capitalization for each PBHG Fund.

                     INFORMATION RELATING TO VOTING MATTERS

General Information

     This Combined Proxy Statement and Prospectus is being furnished in connection with the solicitation of proxies by the Fund's Board of Trustees in connection with the Special Meeting. Solicitation of proxies will be primarily by mail. Officers of the Fund, PBHG Advisor Funds, Analytic TSA, and/or Pilgrim Baxter may also solicit proxies by telephone, telegraph, or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.


     Only shareholders of record at the close of business on April 14, 1998, will be entitled to vote at the Special Meeting. On that date there were outstanding and entitled to be voted 693,193.744 shares of the Enhanced Equity Portfolio, 487,320.113 shares of the Master Fixed Income Portfolio and 321,599.972 shares of the Short-Term Government Portfolio. Each share or fraction thereof is entitled to one vote or fraction thereof.


     If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting or any adjournment thereof. For information on adjournment of the Special Meeting, see "Quorum" below.

Shareholder Approvals

     The Agreement and the transactions contemplated thereby are being submitted at the Special Meeting for approval by the shareholders of the Analytic Portfolios. In accordance with the provisions of the Agreement and Declaration of Trust of the Fund and the Delaware Business Trust Act, approval of the proposal requires the affirmative vote of the lessor of (i) 67% or more of the shares present or represented at the Special Meeting, provided the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares of each of the Analytic Portfolios. Abstentions will have the same effect as casting a vote against the proposal. The vote of the shareholders of the PBHG Funds is not being solicited, because their approval or consent is not required for the Reorganizations to be consummated.

     If for any reason the Reorganizations are not approved, the Board of Trustees believes that it will have no viable alternative to the dissolution of the Fund.

     The Board of Trustees, including the independent Trustees, recommend that shareholders vote FOR the Reorganizations.

Quorum

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Agreement and the Reorganizations are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third or more of the outstanding shares. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the Special Meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes occur when a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

Other Business

     The Board of Trustees of the Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Inquiries

     Shareholder inquiries may be addressed to the Fund in writing at the address on the cover page of this Combined Proxy Statement and Prospectus or by telephoning 1-800-374-2633.

                                      * * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                    Exhibit A

               AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 23rd day of March, 1998, by and between The Analytic Series Fund, a Delaware business trust (the "Trust"), acting on behalf of Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio and Analytic Short-Term Government Portfolio, each a separate series of the Trust (the "Acquired Funds"), and PBHG Advisor Funds, Inc., a Maryland corporation ("PBHG Funds"), acting on behalf of PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Bond Fund, each a separate series of PBHG Funds (the "Acquiring Funds"). (The Acquiring Funds and the Acquired Funds are sometimes referred to collectively as the "Funds" and individually as a "Fund".)


    This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), pursuant to which Analytic Enhanced Equity Portfolio will be combined with PBHG Advisor Enhanced Equity Fund, Analytic Master Fixed Income Portfolio will be combined with PBHG Advisor Master Fixed Income Fund and Analytic Short-Term Government Portfolio will be combined with PBHG Advisor Short-Term Government Fund (the "Reorganization"). The Reorganization will consist of the transfer of substantially all of the property and assets of each of the Acquired Funds to the corresponding Acquiring Fund in exchange solely for Class A shares of the voting common stock of the corresponding Acquiring Funds ("Acquiring Funds Shares"), followed by the distribution by the Acquired Funds, on the Closing Date, as defined herein, of the corresponding Acquiring Funds Shares to the shareholders of the Acquired Funds, the cancellation of all of the outstanding shares of each of the Acquired Funds ("Acquired Funds Shares"), the liquidation of each of the Acquired Funds, and the termination each of the Acquired Funds as a series of the Trust, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUIRING FUNDS SHARES AND LIQUIDATION OF THE ACQUIRED FUNDS

    1.1 Reorganization of Analytic Enhanced Equity Portfolio. (a) On the closing date for the Reorganization (the "Closing Date"), the Analytic Enhanced Equity Portfolio shall transfer substantially all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in the statement of assets and liabilities referred to in Section 8.2 hereof (the "Statement of Assets and Liabilities"), to the PBHG Advisor Enhanced Equity Fund free and clear of all liens, encumbrances, and claims, except for (i) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Analytic

Enhanced Equity Portfolio's books, and (ii) cash or bank deposits in an amount necessary: (A) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of shares of the Analytic Enhanced Equity Portfolio for unpaid dividends or otherwise; and
(B) to pay such contingent liabilities, if any, as the Board of Trustees of the Analytic Enhanced Equity Portfolio shall reasonably deem to exist against the Analytic Enhanced Equity Portfolio at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Analytic Enhanced Equity Portfolio's books. Any unspent portion of such cash or bank deposits retained shall be delivered by the Trust to the PBHG Advisor Enhanced Equity Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Analytic Enhanced Equity Portfolio. (The property and assets to be transferred to the PBHG Advisor Enhanced Equity Fund under this Agreement are referred to herein as the "Analytic Enhanced Equity Portfolio Net Assets".) In exchange for the transfer of the Analytic Enhanced Equity Portfolio Net Assets, the PBHG Advisor Enhanced Equity Fund shall deliver to the Analytic Enhanced Equity Portfolio on the Closing Date, for distribution pro rata by the Analytic Enhanced Equity Portfolio to its shareholders, a number of the PBHG Advisor Analytic Enhanced Equity Fund Shares having an aggregate net asset value equal to the value of the Analytic Enhanced Equity Portfolio Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the time of the closing provided for in Section 3.1 of this Agreement (the "Closing Time"). The PBHG Advisor Enhanced Equity Fund shall not assume any liability of the Analytic Enhanced Equity Portfolio and the Analytic Enhanced Equity Portfolio shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, the Trust shall not be responsible for the liabilities, costs and expenses of the Analytic Enhanced Equity Portfolio, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.1(a).

        (b) On the Closing Date, the Analytic Enhanced Equity Portfolio shall liquidate and distribute pro rata to its shareholders of record at the close of business on the Valuation Date (as defined in Section 2.1 below) (the "Analytic Enhanced Equity Portfolio Shareholders") the PBHG Advisor Enhanced Equity Fund Shares received by the Analytic Enhanced Equity Portfolio pursuant to Section 1.1(a) hereof. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Analytic Enhanced Equity Portfolio Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Analytic Enhanced Equity Portfolio Shares that are held by such Analytic Enhanced Equity Portfolio Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc., in its capacity as transfer agent for the PBHG Advisor Enhanced Equity Fund, by opening accounts on the share records of the PBHG Advisor Enhanced Equity Fund in the names of the Analytic Enhanced Equity Portfolio Shareholders and transferring to each such Analytic Enhanced Equity Portfolio Shareholder account the pro rata number of the PBHG Advisor Enhanced Equity Fund Shares due each such Analytic Enhanced Equity Portfolio Shareholder from the PBHG Advisor Enhanced Equity Portfolio Shares then credited to the account of the Analytic Enhanced Equity Portfolio on the PBHG Advisor Enhanced Equity Fund's books and records. The PBHG Advisor Enhanced Equity Fund shall not issue certificates representing PBHG Advisor Enhanced Equity Fund Shares in connection with such distribution.

    1.2 Reorganization of Analytic Master Fixed Income Portfolio. (a) On the Closing Date, the Analytic Enhanced Equity Portfolio shall transfer substantially all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in its Statement of Assets and Liabilities referred to in Section 8.2 hereof, to the PBHG Advisor Master Fixed Income Fund free and clear of all liens, encumbrances, and claims, except for (i) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Analytic Master Fixed Income Portfolio's books, and (ii) cash or bank deposits in an amount necessary: (A) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of shares of the Analytic Master Fixed Income Portfolio for unpaid dividends or otherwise; and (B) to pay such contingent liabilities, if any, as the Board of Trustees of the Analytic Master Fixed Income Portfolio shall reasonably deem to exist against the Analytic Master Fixed Income Portfolio at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Analytic Master Fixed Income Portfolio's books. Any unspent portion of such cash or bank deposits retained shall be delivered by the Trust to the PBHG Advisor Master Fixed Income Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Analytic Master Fixed Income Portfolio. (The property and assets to be transferred to the PBHG Advisor Master Fixed Income Fund under this Agreement are referred to herein as the "Analytic Master Fixed Income Portfolio Net Assets".) In exchange for the transfer of the Analytic Master Fixed Income Portfolio Net Assets, the PBHG Advisor Master Fixed Income Fund shall deliver to the Analytic Master Fixed Income Portfolio on the Closing Date, for distribution pro rata by the Analytic Master Fixed Income Portfolio to its shareholders, a number of the PBHG Advisor Master Fixed Income Fund Shares having a aggregate net asset value equal to the value of the Analytic Master Fixed Income Portfolio Net Assets, all determined as provided in
Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the Closing Time. The PBHG Advisor Master Fixed Income Fund shall not assume any liability of the Analytic Master Fixed Income Portfolio and the Analytic Master Fixed Income Portfolio shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, the Trust shall not be responsible for the liabilities, costs and expenses of the Analytic Master Fixed Income Portfolio, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this
Section 1.2(a).

        (b) On the Closing Date, the Analytic Master Fixed Income Portfolio shall liquidate and distribute pro rata to its shareholders of record at the close of business on the

Valuation Date (the "Analytic Master Fixed Income Portfolio Shareholders") the PBHG Advisor Master Fixed Income Fund Shares received by the Analytic Master Fixed Income Portfolio pursuant to Section 1.2(a) hereof. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Analytic Master Fixed Income Portfolio Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Analytic Master Fixed Income Portfolio Shares that are held by such Analytic Master Fixed Income Portfolio Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc., in its capacity as transfer agent for the PBHG Advisor Master Fixed Income Fund, by opening accounts on the share records of the PBHG Advisor Master Fixed Income Fund in the names of the Analytic Master Fixed Income Portfolio Shareholders and transferring to each such Analytic Master Fixed Income Portfolio Shareholder account the pro rata number of the PBHG Advisor Master Fixed Income Fund Shares due each such Analytic Master Fixed Income Portfolio Shareholder from the PBHG Advisor Master Fixed Income Fund Shares then credited to the account of the Analytic Master Fixed Income Portfolio on the PBHG Advisor Master Fixed Income Fund's books and records. The PBHG Advisor Master Fixed Income Fund shall not issue certificates representing PBHG Advisor Master Fixed Income Fund Shares in connection with such distribution.

    1.3 Reorganization of Analytic Short-Term Government Portfolio. (a) On the Closing Date, the Analytic Short-Term Government Portfolio shall transfer substantially all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in its Statement of Assets and Liabilities referred to in Section 8.2 hereof, to the PBHG Advisor Short-Term Government Fund free and clear of all liens, encumbrances, and claims, except for (i) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Analytic Short-Term Government Portfolio's books, and (ii) cash or bank deposits in an amount necessary: (A) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of shares of the Analytic Short-Term Government Portfolio for unpaid dividends or otherwise; and (B) to pay such contingent liabilities, if any, as the Board of Trustees of the Analytic Short-Term Government Portfolio shall reasonably deem to exist against the Analytic Short-Term Government Portfolio at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Analytic Short-Term Government Portfolio's books. Any unspent portion of such cash or bank deposits retained shall be delivered by the Trust to the PBHG Advisor Short-Term Government Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Analytic Short-Term Government Portfolio. (The property and assets to be transferred to the PBHG Advisor Short-Term Government Fund under this Agreement are referred to herein as the "Analytic Short-Term Government Portfolio Net Assets".) In exchange for the transfer of the Analytic Short-Term Government Portfolio Net Assets, the PBHG Advisor Short-Term Government Fund shall deliver to the Analytic Short-Term Government Portfolio on the Closing Date, for distribution pro rata by the Analytic Short-Term Government Portfolio to its shareholders, a number of the PBHG Advisor Short-Term Government Fund Shares having a aggregate net asset value equal to the value of the Analytic Short-Term Government Portfolio Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the Closing Time. The PBHG Advisor Short-Term Government Fund shall not assume any liability of the Analytic Short-Term Government Portfolio and the Analytic Short-Term Government Portfolio shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, the Trust shall not be responsible for the liabilities, costs and expenses of the Analytic Short-Term Government Portfolio, and recourse for such liabilities shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this Section 1.3(a).

        (b) On the Closing Date, the Analytic Short-Term Government Portfolio shall liquidate and distribute pro rata to its shareholders of record at the close of business on the Valuation Date (the "Analytic Short-Term Government Portfolio Shareholders") the PBHG Advisor Short-Term Government Fund Shares received by the Analytic Short-Term Government Portfolio pursuant to Section 1.3(a) hereof. (The date of such liquidation and distribution is referred to as the "Liquidation Date.") In addition, each Analytic Short-Term Government Portfolio Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Analytic Short-Term Government Portfolio Shares that are held by such Analytic Short-Term Government Portfolio Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by DST Systems, Inc., in its capacity as transfer agent for the PBHG Advisor Short-Term Government Fund, by opening accounts on the share records of the PBHG Advisor Short-Term Government Fund in the names of the Analytic Short-Term Government Portfolio Shareholders and transferring to each such Analytic Short-Term Government Portfolio Shareholder account the pro rata number of the PBHG Advisor Short-Term Government Fund Shares due each such Analytic Short-Term Government Portfolio Shareholder from the PBHG Advisor Short-Term Government Fund Shares then credited to the account of the Analytic Short-Term Government Portfolio on the PBHG Advisor Short-Term Government Fund's books and records. The PBHG Advisor Short-Term Government Fund shall not issue certificates representing PBHG Advisor Short-Term Government Fund Shares in connection with such distribution.

    1.4 Any transfer taxes payable upon issuance of Acquiring Funds Shares in a name other than the registered holder of the Acquiring Funds Shares on the books of the Acquired Funds as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Funds Shares are to be issued and transferred.

    1.5 As soon as practicable following the Liquidation Date, the Trust shall take all steps necessary to terminate the existence of the Acquired Funds, including (a) the payment or other satisfaction of the Acquired Funds' remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to Section 1.1,
1.2 and 1.3 hereof, and (b) the termination of each of the Acquired Funds as a series of the Trust in accordance with the Trust's Agreement and Declaration of Trust, as heretofore amended (the "Declaration of Trust"). The Trust shall thereafter terminate its existence under the Declaration of Trust and deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

2. VALUATION

    2.1 The net asset value of the Acquiring Funds Shares and the value of the Acquired Funds Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Closing Date (the "Valuation Date") unless on such date (a) the NYSE is not open for unrestricted trading, or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs which affects or may affect the Acquired Funds or the Acquiring Funds (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of the Acquiring Funds shall be computed in accordance with the policies and procedures set forth in the then current Prospectus and Statement of Additional Information of PBHG Funds. The net asset value per share of the Acquiring Funds Shares shall be computed to not fewer than two (2) decimal places. The value of the Acquired Funds Net Assets shall be computed in accordance with the policies and procedures set forth in the then current Prospectus and Statement of Additional Information of the Trust.

    2.2 In the event of a Market Disruption on the proposed Valuation Date so that accurate appraisal of the net asset value of the Acquiring Funds or the value of the Acquired Funds Net Assets is impracticable, the Closing Date shall be postponed until the first business day following the first business day during which regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other effects of the Market Disruption are otherwise stabilized.

    2.3 The number of Acquiring Funds Shares to be issued (including fractional shares, if any) in exchange for the corresponding Acquired Funds Net Assets shall be determined by dividing the value of the Acquired Funds Net Assets by the corresponding Acquiring Funds' net asset value per share, both as determined in accordance with Section 2.1 hereof.

    2.4 All computations of value regarding the net asset value of the Acquiring Funds Shares and the value of the Acquired Funds Net Assets shall be made by agreement of the Trust and PBHG Funds. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

3. CLOSING AND CLOSING DATE

    3.1 The Closing Date shall be May __, 1998 or such earlier or later date as the parties may agree. The Closing Time shall be at 8:00 A.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree. For purposes of this Agreement, the term "Closing" shall mean the transfer of the assets of the Acquired Funds against the delivery of the Acquiring Funds Shares as described in Sections 1.1, 1.2 and 1.3.

    3.2 At least five (5) business days prior to the Closing Date, each of the Acquired Funds shall provide the corresponding Acquiring Fund with a list of its assets, including all of its portfolio securities, and a list of its outstanding liabilities, costs and expenses. No later than five (5) business days prior to the Closing Date, the custodian of the Acquiring Funds shall be given access to any portfolio securities of the Acquired Funds not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Funds to such custodian for the account of the corresponding Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by PBHG Funds or its custodian. Portfolio securities held of record by each Acquired Fund in book entry form shall be transferred to the corresponding Acquiring Fund by an appropriate officer of the Trust instructing its custodian to deliver such portfolio securities to the custodian of PBHG Funds for the account of the Acquiring Fund and by the custodian of the Trust executing such instructions through an appropriate clearing agency or as the parties may otherwise agree.

    3.3 If any of the Acquired Funds Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund holding such assets shall cause them to be transferred to the corresponding Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

    3.4 UAM Fund Services, Inc. ("UAMFSI"), in its capacity as transfer agent for the Acquired Funds, shall deliver, or shall cause Chase Global Funds Services Company ("Chase Global"), in its capacity as sub-transfer agent of the Acquired Funds, to deliver, to PBHG Funds prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Funds Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Funds owned by each such Acquired Funds Shareholder, all as of the close of regular trading on the NYSE on the Valuation Date, certified by an appropriate officer of UAMFSI or Chase Global, as the case may be (the "Shareholder List"). PBHG Funds shall cause DST Systems,

Inc., in its capacity as transfer agent for the Acquiring Funds, to issue and deliver to the Acquired Funds a confirmation evidencing the Acquiring Funds Shares to be credited to the Acquired Funds and to each of the Acquired Funds Shareholders on the Liquidation Date, or provide evidence satisfactory to the Acquired Funds that such Acquiring Funds Shares have been credited to the Acquired Funds and to each of the Acquired Funds Shareholder's account on the books of the Acquiring Funds.

    3.5 At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, certificates, receipts or other documents as the other Fund or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE ACQUIRED FUNDS

    The Trust, on behalf of each of the Acquired Funds, represents and warrants to PBHG Funds and the Acquiring Funds, as follows:

    4.1 The Trust is a business trust duly organized, validly existing, and in "good standing" under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval of the Acquired Funds Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

    4.2 The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission ("SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Funds are each a separate diversified series of the Trust. The Acquired Funds Shares which have been or are being offered for sale have been duly registered under the Securities Act of 1933, as amended (the "1933 Act") and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by the Acquired Funds to revoke or rescind any such registration or qualification. The Acquired Funds are each in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and all applicable state securities laws. The Acquired Funds are each in compliance in all material respects with the applicable investment policies and restrictions set forth in the Trust's registration statement currently in effect. The value of the net assets of the Acquired Funds is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquired Funds and all purchases and redemptions of the Acquired Funds Shares have been effected at the net asset value per share calculated in such manner.

    4.3 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees on behalf of each of the Acquired Funds, and this Agreement constitutes a valid and binding obligation of the Trust, subject to the approval of the Acquired Funds Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

    4.4 The execution and delivery of this Agreement by the Trust on behalf of the Acquired Funds and performance by the Trust or by each of the Acquired Funds of its obligations hereunder (a) does not and, on the Closing Date, will not result in any violation of the declaration of trust or by-laws of the Acquired Funds and (b) does not and, on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any lien upon any property or assets of the Acquired Funds (except for such breaches or defaults or liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect as hereinafter defined) under, any indenture, mortgage or loan agreement or any other material agreement or instrument to which any of the Acquired Funds is a party or by which it may be bound or to which any of its properties may be subject or any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Trust, the Acquired Funds or any of their properties. For purposes of this Agreement, the term "Governmental Authority" shall mean any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodities and Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

    4.5 The Acquired Funds have each elected to be treated as a regulated investment company under Subchapter M of the Code. Each of the Acquired Funds has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Section 851(b) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (a) insure continued qualification of each of the Acquired Funds as a "regulated investment company" under the Code and (b) eliminate any tax liability of the Acquired Funds arising by reason of undistributed investment company taxable income or net taxable gain, the Trust will declare to the Acquired

Funds Shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing (i) all of the investment company taxable income (determined without regard to any deductions for dividends paid) of the Acquired Funds for the taxable year ended December 31, 1997 and for the short taxable year beginning on January 1, 1998 and ending on the Closing Date and (ii) all of the net capital gains of the Acquired Funds realized in their taxable year ended December 31, 1997 and in such short taxable year (after reduction for any capital loss carryover).

    4.6 The financial statements of the Trust for the period from its inception in December, 1992 to December 31, 1997 (which were audited by its independent accountants), copies of which have been furnished to PBHG Funds, present fairly the financial position of the Acquired Funds as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

    4.7 The Prospectus of the Trust, dated October 20, 1997, and the corresponding Statement of Additional Information, dated October 20, 1997, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of the Trust or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the PBHG Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to the Trust or the Acquired Funds or any of their properties or assets. The Trust and the Acquired Funds know of no facts which might form the basis for the institution of such proceedings. Neither the Trust nor any of the Acquired Funds are parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    4.9 The Trust has furnished or made available to PBHG Funds and PBHG Fund Services, the administrator for PBHG Funds, copies or descriptions of all agreements or other arrangements to which the Trust is a party and under which the assets of the Acquired Funds are bound or affected. The Acquired Funds have no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by the Trust in accordance with their terms at or prior to the Closing Date. Neither the Trust nor any of the Acquired Funds are in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its assets, business, or operations may be bound or affected, or under which it or its assets, business or operations receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of the Trust, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default. For purposes of this Agreement, "Material Adverse Effect" means an effect that would cause a change in condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

    4.10 The Acquired Funds do not know of any liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of their business as a investment company since the dates of those financial statements. None of the Acquired Funds have incurred any liability out of the ordinary course of their business to fund distributions made to its shareholders in anticipation of the Reorganizations. On the Closing Date, the Trust shall advise the PBHG Funds and PBHG Fund Services in writing of all of the Acquired Funds' known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

    4.11 Since December 31, 1997, there has not been any material adverse change in the Acquired Funds' financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of their business.

    4.12 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of the Acquired Funds required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Funds' books for the payment thereof, and to the best of the Trust's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

    4.13 At the Closing Date, the Acquired Funds will have good and marketable title to the Acquired Funds Net Assets, and subject to approval by the Acquired Funds Shareholders, full right, power and authority to sell, assign, transfer, and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Funds will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto; or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

    4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds or the Trust of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

    4.15 The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus) and any Prospectus or Statement of Additional Information of the Trust contained in or incorporated by reference into the Form N-14 Registration Statement referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Funds Shareholders to consider the Reorganization (the "Special Meeting"), and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to the Trust, the Acquired Funds or to the transactions contemplated by this Agreement and contain information furnished by the Trust or the Acquired Funds for inclusion therein: (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

    4.16 The Acquired Funds are authorized to issue one class of shares. All of the issued and outstanding shares of the Acquired Funds are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired Funds will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List.

    4.17 (a) To the knowledge of the Trust's management, no Acquired Funds Shareholder has any present plan or intention of selling, exchanging, redeeming or otherwise disposing of a number of the Acquiring Funds Shares received by them in connection with the Reorganization that would reduce the Acquired Funds Shareholders' ownership of Acquiring Funds Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Funds Shares as of the same date. For purposes of this Section 4.17, the Acquired Funds Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Portfolio will be treated as outstanding Acquired Funds Shares on the date of the Reorganization. Moreover, the Acquired Funds Shares held by the Acquired Funds Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for the Acquired Funds Shares or Acquiring Funds Shares which have been, or will be, redeemed by the Acquired Funds or the Acquiring Funds in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

        (b) At the time of the Reorganization, the Acquired Funds will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire the Acquired Funds Shares, except for the right of investors to acquire the Acquired Funds Shares at net asset value in the normal course of the Trust's business as an open-end management investment company operating under the Investment Company Act.

        (c) Throughout the five-year period ending on the Closing Date, the Acquired Funds will have conducted their historic business within the meaning of
Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Funds will not have disposed of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Acquiring Funds.

        (d) The Acquired Funds do not have, and have not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

        (e) The Trust and the Acquired Funds are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

        (f) There is no intercorporate indebtedness existing between the Acquired Funds and the Acquiring Funds that was issued, acquired, or will be settled at a discount.

        (g) The Acquired Funds do not have any unamortized or unpaid organizational fees or expenses.

    4.18 The affirmative votes of a majority of the outstanding Acquired Funds Shares, as defined in the 1940 Act, as of the record date for the Special Meeting (the "Required Acquired Funds Shareholder Vote") are the only votes of any class or series of the Acquired Funds' shares of beneficial interest necessary to approve this Agreement and the transactions contemplated by this Agreement. The Acquired Funds Shareholders may not exercise dissenter's rights.

    4.19 The books and records of the Acquired Funds reflecting, among other things, the purchase and sale of the Acquired Funds Shares by the Acquired Funds Shareholders, the number of issued and outstanding shares owned by each Acquired Funds Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

5. REPRESENTATIONS AND WARRANTIES OF THE PBHG FUNDS AND THE ACQUIRING FUNDS

    PBHG Funds, on behalf of the Acquiring Funds, represents and warrants to the Trust, on behalf of the Acquired Funds, as follows:

    5.1 PBHG Funds is a corporation duly organized, validly existing, and in "good standing" under the laws of the State of Maryland and has the power to own all of its properties and assets, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. On the Closing Date PBHG Funds will have all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now contemplated and to consummate the transactions contemplated herein.

    5.2 PBHG Funds is an investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. Each of the Acquiring Funds is a separate diversified series of PBHG Funds. The shares of each of the Acquiring Funds that will be offered for sale at the Closing and after the Closing Date shall, on the Closing Date, be duly registered under the 1933 Act and will be duly registered, qualified or be exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares will be offered for sale. The Acquiring Funds are in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable securities laws. The Acquiring Funds will each comply in all material respects with the investment policies and restrictions set forth in the PBHG Funds' registration statement then in effect. The value of the net assets of the Acquiring Funds will be determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquiring Funds, and all purchases and redemptions of the Acquiring Funds Shares will be effected at the net asset value per share calculated in such manner.

    5.3 The execution, delivery, and performance of this Agreement have been duly authored by all necessary action on the part of PBHG Funds' Board of Directors on behalf of the Acquiring Funds, and this Agreement constitutes a valid and binding obligation of PBHG Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

    5.4 The execution and delivery of this Agreement by PBHG Funds on behalf of the Acquiring Funds and performance by PBHG Funds or by each of the Acquiring Funds of its obligations hereunder (a) does not and, on the Closing Date, will not result in any violation of the articles of incorporation or by-laws of the Acquiring Funds and (b) does not and, on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any lien upon any property or assets of the Acquiring Funds (except for such breaches or defaults or liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect as hereinafter defined) under, any indenture, mortgage or loan agreement or any other material agreement or instrument to which any of the Acquiring Funds is a party or by which it may be bound or to which any of its properties may be subject or any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Acquiring Funds or any of its properties.

    5.5 On or before the Closing Date, each of the Acquiring Funds will have elected to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Code, and will qualify as a RIC as of the Closing Date.

    5.6 The Prospectus of the Acquiring Funds, which is expected to become effective on or about April 30, 1998, and its Statement of Additional Information, also expected to become effective on or about April 30, 1998, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of PBHG Funds or any supplement thereto, that is hereafter filed with the SEC prior to the Closing Date (copies of which documents shall be provided to the Trust promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    5.7 No material legal or administrative proceeding, or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Funds or the Acquiring Funds or any of their properties or assets. PBHG Funds and the Acquiring Funds know of no facts which might form the basis for the institution of such proceedings. Neither the PBHG Funds nor any of the Acquiring Funds is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    5.8 PBHG Funds has furnished or made available to the Trust copies or descriptions of all agreements or other arrangements to which PBHG Funds is a party and under which the assets of the Acquiring Funds are bound or affected. Neither PBHG Funds nor any of the Acquiring Funds are in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its assets, business, or operations may be bound or affected, or under which it or its assets, business or operations receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of PBHG Funds, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

    5.9 The Acquiring Funds do not know of liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business.

    5.10 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds or PBHG Funds of the transactions contemplated by this Agreement, except for the registration of the Acquiring Funds Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

    5.11 The Combined Proxy Statement/Prospectus referred to in Section 6.7 hereof and any Prospectus or Statement of Additional Information of PBHG Funds contained in or incorporated therein by reference, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to the PBHG Funds, the Acquiring Funds or to the transactions contemplated by this Agreement and contain information furnished by the PBHG Funds or the Acquiring Funds for inclusion therein: (a) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable federal and state securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

    5.12 The shares of common stock of the Acquiring Funds will be offered for sale after the Closing Date and will be sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares.

    5.13 The Acquiring Funds Shares to be issued and delivered to the Trust pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued Class A shares of common stock of the Acquiring Funds, will be fully paid and nonassessable by PBHG Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Funds shall have any option, warrant, or preemptive right of subscription or purchase with respect thereto.

    5.14 PBHG Funds and the Acquiring Funds are not under the jurisdiction of a Court in a Title 11 or a similar case within the meaning of Section 368(a)(3)(A) of the Code.

    5.15 All information to be furnished by PBHG Funds to the Trust for use in preparing any prospectus, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

    5.16 There is no intercorporate indebtedness existing between the Acquired Funds and the Acquiring Funds that was issued, acquired, or will be settled at a discount.

    5.17 The Acquiring Funds do not own, directly or indirectly, nor have any of them owned during the past five (5) years, directly or indirectly, any shares of the Acquired Funds.

6. COVENANTS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

    6.1 Except as expressly contemplated herein to the contrary, each of the Acquired Funds and the Acquiring Funds shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include sales, redemptions, customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

    6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Trustees of the Trust shall call, and the Trust shall use its best efforts to hold, a Special Meeting of the Acquired Funds Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and the Trust shall use its best efforts to obtain approval of the transactions contemplated herein.

    6.3 The Trust and the Acquired Funds covenant that they shall not sell or otherwise dispose of any of the Acquiring Funds Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Funds Shareholders as contemplated in Section 1.1(b), 1.2(b) and 1.3(b) hereof.

    6.4 The Trust shall provide such information within its possession or reasonably obtainable as PBHG Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Funds Shares.

    6.5 Subject to the provisions of this Agreement, PBHG Funds and the Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

    6.6 The Trust shall furnish to PBHG Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Funds as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, the Trust shall furnish to PBHG Funds, in such form as is reasonably satisfactory to PBHG Funds, a statement of the earnings and profits of the Acquired Funds for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Funds as a result of Section 381 of the Code, which statement shall be certified by the Trust's Treasurer or Assistant Treasurer. The Trust covenants that the Acquired Funds have no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a regulated investment company under Subchapter M the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

    6.7 PBHG Funds, with the cooperation of the Trust and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Funds Shares and the holding of the Special Meeting of the Acquired Funds Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. The Trust shall provide PBHG Funds with all information about the Acquired Funds that is necessary to prepare the pro forma financial statements. PBHG Funds and the Trust shall each cooperate with the other and shall furnish the other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act, and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

    6.8 The Trust shall deliver to PBHG Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Funds transferred to the Acquiring Funds in accordance with the terms of this Agreement.

    6.9 The Trust shall timely file all federal, state and local tax returns of the Analytic Portfolios, the due dates of which are subsequent to the Closing Date. For purposes of Section 1.381(b)-1 of the Treasury Regulations, the Trust shall treat the Closing Date as the "date of distribution or transfer."

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE ACQUIRED FUNDS

    The obligations of the Trust and the Acquired Funds hereunder shall be subject to the following conditions precedent:

    7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of PBHG Funds in the manner required by PBHG Funds' Articles of Incorporation and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Funds Shareholders in the manner required by the Trust's Declaration of Trust and By-Laws and applicable law.

    7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Funds since the date of this Agreement.

    7.3 All representations and warranties of PBHG Funds and the Acquiring Funds made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

    7.4 PBHG Funds and the Acquiring Funds each shall have performed and complied in all material respects with each of its obligations, agreements, and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

    7.5 PBHG Funds shall have furnished the Trust at the Closing Date with a certificate or certificates of its President or any Vice President and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4, 7.10 and 7.14 hereof have been fulfilled.

    7.6 The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, in form and substance reasonably satisfactory to the Trust or its counsel and dated as of the Closing Date, to the effect that: (a) PBHG Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) the Acquiring Funds Shares to be delivered to the Trust, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Funds; (c) this Agreement has been duly authorized, executed, and delivered by PBHG Funds and represents a valid and binding contract of PBHG Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this

Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of PBHG Funds; (e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the PBHG Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) PBHG Funds is registered as a investment company under the 1940 Act and each of the Acquiring Funds is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion shall state that it is solely for the benefit of the Trust and its Board of Trustees and officers.

    7.7 The Trust shall have received an opinion of its counsel in form reasonably satisfactory to them and dated as of the Closing Date to the effect that (i) the Reorganization will be treated for United States federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Code,
(ii) no gain or loss will be required to be recognized by an Acquired Funds Shareholder to the extent such Acquired Funds Shareholder receives Acquiring Funds Shares in exchange for corresponding Acquired Funds Shares, (iii) an Acquired Funds shareholder's basis for Acquiring Funds shares issued to such Acquired Funds shareholder pursuant to Section 1 of this Agreement will be the same as his basis for his Acquired Funds Shares, and (iv) an Acquiring Funds shareholder's holding period for Acquiring Funds Shares will be determined by including said Acquired Funds shareholder's holding period for Acquired Funds shares exchanged therefor.

    7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Funds, contemplated by the SEC, and the SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by a person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

    7.10 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    7.11 The Trust shall have received from PBHG Funds all such documents which the Trust or its counsel may reasonably request.

    7.12 PBHG Funds shall have furnished the Trust on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) the Acquiring Funds have no plan or intention to reacquire any of the Acquiring Funds Shares to be issued in the Reorganization, except to the extent that the Acquiring Funds are required by the 1940 Act to redeem any of their shares presented for redemption; (b) the Acquiring Funds have no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Funds acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain their status as "regulated investment companies" under the Code; and (c) following the Closing, the Acquiring Funds will continue the historic business of the Acquired Funds or use a significant portion of the Acquired Funds' assets in a business.

    7.13 DST Systems, Inc., in its capacity as transfer agent for the Acquiring Funds, shall have issued and delivered to the Trust a confirmation statement evidencing the Acquiring Funds Shares to be credited at the Closing Date and shall have provided evidence satisfactory to the Trust that the Acquiring Funds Shares have thereafter been credited to the accounts of each of the Acquired Funds Shareholders on the books of the Acquiring Funds.

    7.14 At the Closing Date, the registration of PBHG Funds with the SEC with respect to the Acquiring Funds shall be in full force and effect.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PBHG FUNDS AND THE ACQUIRING
FUNDS

    The obligations of PBHG Funds and the Acquiring Funds hereunder shall be subject to the following conditions precedent:

    8.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of the Trust and the Acquired Funds Shareholders, and the termination of each of the Acquired Funds as a series of the Trust and the termination of the Trust shall have been approved by the Board of Trustees of the Trust, in the manner required by the Trust's Declaration of Trust and By-Laws and applicable law.

      8.2 The Trust shall have furnished PBHG Funds with the Statement of Assets and Liabilities of the Acquired Funds, with values determined as provided in
Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Valuation Date, certified on the Trust's behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Funds as of the Closing Date and a final statement of assets and liabilities of the Acquired Funds prepared in accordance with GAAP consistently applied.

    8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquired Funds since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, share redemptions or a decline in the value of the Acquired Funds Net Assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

    8.4 All representations and warranties of the Trust and the Acquired Funds made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

    8.5 The Trust and the Acquired Funds each shall have performed and complied in all material respects with each of its obligations, agreements, and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

    8.6 The Trust shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President or Vice-President and/or Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5, 8.12 and 8.14 hereof have been fulfilled.

    8.7 The Trust shall have duly executed and delivered to PBHG Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Funds may deem necessary or desirable to transfer all of the Acquired Funds' right, title, and interest in and to the Acquired Funds Net Assets; and (b) all such other documents, including but not limited to, checks, and receipts, which PBHG Funds may reasonably request. Such assets of the Acquired Funds shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

    8.8 PBHG Funds shall have received an opinion of Paul, Hastings, Janofsky and Walker LLP, counsel to the Trust, in form reasonably satisfactory to PBHG Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) the shares of the Acquired Funds issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by the Trust; (c) this Agreement and the Transfer Documents have been duly authorized, executed, and delivered by the Trust and the Agreement represents a valid and binding contracts of the Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-laws of the Trust; (e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) the Trust is registered as an investment company under the 1940 Act and each of the Acquired Funds is a separate series thereof and such registration with the SEC is in full force and effect. Such opinion shall state that such opinion is solely for the benefit of the PBHG Funds and its Board of Directors and officers.

    8.9 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Funds, contemplated by the SEC, and the SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    8.10 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by a person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

    8.11 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.12 Prior to the Closing Date, each of the Acquired Funds shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for each taxable period or year ending prior to the Closing Date and for the periods from the end of each such taxable period or year to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in each taxable period or year ending prior to the Closing Date and in the periods from the end of each such taxable period or year to and including the Closing Date.

    8.13 The Trust shall have furnished PBHG Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date to the effect that: (a) the Acquired Funds will tender for acquisition by the Acquiring Funds their assets consisting of at least ninety percent (90%) of the fair market value of each of the Acquired Funds' net assets and at least seventy percent (70%) of the fair market value of each of the Acquired Funds' gross assets immediately prior to the Closing Date (for purposes of this certification, all of the following shall be considered as assets of the Acquired Funds held immediately prior to the Closing Date: (i) amounts used by the Acquired Funds to pay their expenses in connection with the transactions contemplated hereby; and (ii) all amounts used to make redemptions of or distributions on the Acquired Funds Shares (except for regular, normal redemptions pursuant to the 1940 Act and in the ordinary course of their business and regular, normal dividends in the ordinary course of their business and not in excess of the distribution requirements of Section 852 of the Code); and (b) the Trust will distribute to Acquired Funds Shareholders in complete liquidation of the Acquired Funds the Acquiring Funds Shares that it will receive in the transactions contemplated hereby and other properties (if any) of the Acquired Funds on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate each of the Acquired Funds as a series of the Trust; and (c) to the best of the Trust's knowledge there is no current plan or intention any of Acquired Funds Shareholders to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Funds received in the Reorganization that would reduce the ownership of the Acquired Funds Shareholders of Acquiring Funds Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Funds Shares as of the Closing Date; and (d) the Trust will provide such other tax representations as may reasonably be requested by PBHG Funds. For purposes of this certification, Acquired Funds Shares and the Acquiring Funds Shares held by Acquired Funds Shareholders and otherwise sold, redeemed, or disposed of (including for this purpose Acquired Fund Shares with respect to which an "extraordinary distribution" (within the meaning of Treas. Reg. ss.1.368-1T(e)(1)(ii)(A)) has been made) in anticipation of the Reorganization, or subsequent to the Closing Date pursuant to a current plan or intention that existed as of the Closing Date, also will be taken into account.

    8.14 UAMFSI, in its capacity as transfer agent for the Acquired Funds, shall have furnished, or shall have caused Chase Global, in its capacity as sub-transfer agent, to have furnished, to PBHG Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Funds Shareholders and the number and percentage ownership of outstanding Acquired Funds Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Funds by the Trust's President or Vice President.

    8.15 At the Closing Date, the registration of the Trust with the SEC with respect to the Acquired Funds shall be in full force and effect.

9. FINDER'S FEES AND OTHER EXPENSES

    9.1 Each Fund represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

    9.2 Pilgrim Baxter & Associates, Ltd. and AnalyticTSA Global Asset Management, Inc. ("Analytic") shall be liable for all reasonable expenses incurred by the Funds in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 Neither the Trust nor PBHG Fund have made any representation, warranty, or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.

    10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by the Trust of any such representation, warranty, or covenant, with respect to or by any Acquired Fund, such Acquired Fund (but no other Acquired Fund), until the time of its liquidation and termination as a series of the Trust, and thereafter AnalyticTSA shall be liable to PBHG Funds and the Acquiring Funds for any such breach.

11. TERMINATION

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and PBHG Funds. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

        (a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

        (b) a condition precedent to the obligations of either party which has not been met and which reasonably appears will not or cannot be met.

    11.2 In the event of any such termination, there shall be no liability for damages on the part of either Fund, the Trust, or PBHG Funds, or their respective Boards of Directors/Trustees or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 9.2 hereof.

12. INDEMNIFICATION

    12.1 PBHG Funds and the Acquiring Funds shall indemnify, defend, and hold harmless the Acquired Funds, the Trust, and its Board of Trustees, officers, employees, and agents (collectively "Acquired Funds Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquired Funds Indemnified Parties and including amounts paid by any one or more of the Acquired Funds Indemnified Parties in a compromise or settlement of any such claim, action, suit, or proceeding, or threatened third party claim, suit, action, or proceeding, made with the consent of the PBHG Funds and the Acquiring Funds, arising (a) from any inaccuracy in or breach of any representation or warranty of PBHG Funds or the Acquiring Funds contained in this Agreement, (b) from any breach of any covenant or agreement of PBHG Funds or the Acquiring Funds contained in this Agreement, (c) from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Funds and the Acquiring Funds with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"), or (d) from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that with respect to clauses (c) and
(d) PBHG Funds and the Acquiring Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Funds and/or the Acquiring Funds or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

    12.2 The Trust and each of the Acquired Funds, until the time of its liquidation, and Analytic on a joint and several basis shall indemnify, defend, and hold harmless the Acquiring Funds, the PBHG Funds, and its Board of Directors, officers, employees and agents ("Acquiring Funds Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquiring Funds Indemnified Parties and including amounts paid by any one or more of the Acquiring Funds Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of the Trust and the Acquired Funds (if they still exist) or Analytic, arising
(a) from any inaccuracy in or breach of any representation or warranty of the Trust or the Acquired Funds contained in this Agreement (b) from any breach of any covenant or agreement of the Trust or the Acquired Funds contained in this Agreement, (c) from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application, or (d) from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that with respect to clauses (c) and (d) the Trust and the Acquired Funds and Analytic shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Trust and/or the Acquired Funds or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

    12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by such indemnified party of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

    Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expenses.

    12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13. LIABILITY OF PBHG FUNDS AND THE TRUST

    13.1 Each party acknowledges and agrees that all obligations of the PBHG Funds under this Agreement are binding only with respect to the Acquiring Funds; that any liability of PBHG Funds under this Agreement with respect to any of the Acquiring Funds, or in connection with the transactions contemplated herein with respect to any such Acquiring Fund, shall be discharged only out of the assets of that Acquiring Fund; and that no other series of PBHG Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

    13.2 Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Acquired Funds; that any liability of the Trust under this Agreement with respect to any of the Acquired Funds, or in connection with the transactions contemplated herein with respect to any such Acquired Fund, shall be discharged only out of the assets of that Acquired Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14. AMENDMENTS

    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PBHG Funds and the Trust; provided, however, that following the Special Meeting of Acquired Funds Shareholders called by the Board of Trustees of the Trust pursuant to
Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Funds Shares to be issued to Acquired Funds Shareholders under this Agreement to the detriment of such shareholders without their further approval, and provided further, that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15. NOTICES

    Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

If to the Acquired Funds:

Analytic Series Funds
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA   02208

with copies to:

Michael Glazer
Paul, Hastings, Janofsky &
 Walker LLP
555 South Flower Street
Los Angeles, CA  90071

If to the Acquiring Funds:

The PBHG Funds, Inc.
c/o Pilgrim Baxter & Associates, Ltd.
825 Duportail Road
Wayne, PA   19087
Attention:  John M. Zerr, Esq.

with copies to:

William H. Rheiner
Ballard Spahr Andrews & Ingersoll
1735 Market Street, 51st Floor
Philadelphia,  PA  19103-7599

16. FAILURE TO ENFORCE

    The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed a original.

    17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

    17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    17.5 It is expressly understood and agreed that the obligations of the Trust and PBHG Funds under this Agreement, including but not limited to any liability as a result of the breach of any of their respective representations and warranties, are not binding on their respective Boards of Directors/Trustees, shareholders, nominees, officers, agents, or employees individually, but bind only the respective assets of the Acquiring Funds and the Acquired Funds.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

Attest:                                    THE ANALYTIC SERIES FUNDS, on behalf
                                           of Analytic Enhanced Equity Portfolio

/s/ Charles L. Dobson                      /s/ Harindra de Silva
----------------------------               ----------------------------
Charles L. Dobson, Secretary               Harindra de Silva, President


Attest: THE PBHG ADVISOR FUNDS, INC., on behalf of PBHG Advisor Enhanced Equity Fund

/s/ John M. Zerr                           /s/ Harold J. Baxter
-----------------------                    -----------------------
John M. Zerr, Secretary                    Harold J. Baxter
                                           Chief Executive Officer

    Analytic TSA Global Asset Management, Inc. hereby joins in this Agreement with respect to and agrees to the matters described in Sections 10.2 and 12.

Attest:                                    ANALYTIC TSA GLOBAL ASSET
                                           MANAGEMENT, INC.

By: /s/ Charles L. Dobson                  By: /s/ Harindra de Silva
---------------------------                ---------------------------
   Name: Charles L. Dobson                    Name: Harindra de Silva
   Title: Portfolio Manager                   Title: Managing Director

                            THE ANALYTIC SERIES FUND

                            Enhanced Equity Portfolio
                          Master Fixed Income Portfolio
                         Short-Term Government Portfolio

                      AGREEMENT AND PLAN OF REORGANIZATION



                                 March 23, 1998

                                TABLE OF CONTENTS
                                                                            Page


1.  TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUIRING
    FUNDS SHARES AND LIQUIDATION OF THE ACQUIRED FUNDS. . . . . . . . . . . . .1

2.  VALUATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

3.  CLOSING AND CLOSING DATE . . . . . . . . . . . . . . . . . . . . . . . . . 7

4.  REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE ACQUIRED FUNDS . . . . 8

5.  REPRESENTATIONS AND WARRANTIES OF THE PBHG FUNDS AND THE ACQUIRING
    FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

6.  COVENANTS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS. . . . . . . . . .17

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE ACQUIRED
    FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PBHG FUNDS AND THE
    ACQUIRING FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

9.  FINDER'S FEES AND OTHER EXPENSES . . . . . . . . . . . . . . . . . . . . .24

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES . . . . . . . . . . . . . . . . .25

11. TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

12. INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . .. . . . . . 26

13. LIABILITY OF PBHG FUNDS AND THE TRUST. . . . . . . . . . . . . . . . . . .28

14. AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

15. NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

16. FAILURE TO ENFORCE . . . . . . . . . . . . . . . . . . . . . . . . . . . .29

17. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT. . . . . . . . . . . . .29

                                   EXHIBIT B



                            PBHG ADVISOR FUNDS, INC.

                         PROSPECTUS DATED APRIL 20, 1998


PBHG Advisor Funds, Inc. (the "Company") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers Class A and Class B shares of each of the following portfolios (each a "PBHG Advisor Fund" or "Fund," and together, the "PBHG Advisor Funds" or "Funds"):

PBHG ADVISOR VALUE FUNDS                  PBHG ADVISOR GROWTH FUNDS

o   PBHG ADVISOR CORE VALUE FUND          o  PBHG ADVISOR BLUE CHIP GROWTH
                                             FUND
                                          o  PBHG ADVISOR ENHANCED EQUITY FUND

PBHG ADVISOR AGGRESSIVE                   PBHG ADVISOR FIXED INCOME
GROWTH FUNDS                              FUNDS

o   PBHG ADVISOR LARGE CAP                o   PBHG ADVISOR MASTER FIXED INCOME
    CONCENTRATED FUND                         FUND
o   PBHG ADVISOR NEW OPPORTUNITIES        o   PBHG ADVISOR SHORT-TERM
    FUND                                      GOVERNMENT FUND
                                          o   PBHG ADVISOR CASH RESERVES FUND

This Prospectus sets forth the information about the Company, the PBHG Advisor Funds and the Class A and Class B shares that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 20, 1998, which contains important information has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-888-800-2685. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Company and other registrants that file electronically with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus.

AN INVESTMENT IN THE PBHG ADVISOR CASH RESERVES FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency and are subject to investment risk, including the possible loss of principal.

                                TABLE OF CONTENTS

                                                                        Page


SUMMARY  ................................................................  3
THE COMPANY AND THE FUNDS................................................ 13
INVESTMENT OBJECTIVES AND POLICIES....................................... 13
GENERAL INVESTMENT POLICIES AND STRATEGIES............................... 21
RISK FACTORS............................................................. 25
INVESTMENT LIMITATIONS................................................... 32
HOW TO PURCHASE FUND SHARES.............................................. 34
SHAREHOLDER SERVICES..................................................... 43
HOW TO REDEEM FUND SHARES................................................ 47
DETERMINATION OF NET ASSET VALUE......................................... 54
PERFORMANCE ADVERTISING.................................................. 55
RELATED PERFORMANCE...................................................... 56
TAXES    ................................................................ 59
GENERAL INFORMATION...................................................... 61

                                     SUMMARY

       The Company is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Prospectus provides basic information about the 8 separate series currently offered by the Company: PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor New Opportunities Fund, PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund. Each Fund has three classes of shares (Class A, Class B and Class I). Class A and Class B shares of each Fund, which are described below, are offered by this Prospectus. Except for the PBHG Advisor Large Cap Concentrated Fund, which is classified as a non-diversified investment company, each PBHG Advisor Fund is classified as a diversified investment company.

       Who are the Adviser and the sub-advisers? Pilgrim Baxter & Associates, Ltd. (the "Adviser") serves as the investment adviser to each PBHG Advisor Fund. Pilgrim Baxter Value Investors, Inc. ("Value Investors") serves as the sub-adviser to the PBHG Advisor Core Value Fund. Wellington Management Company, LLP ("Wellington Management") serves as the sub-adviser to the PBHG Advisor Cash Reserves Fund. AnalyticoTSA Global Asset Management, Inc. ("Analytic") serves as sub-adviser to the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government

Fund. See "The Adviser," "Value Investors," "Analytic," and "Wellington Management" under the caption "General Information."

       Who are the Administrator and Sub-Administrator? PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, serves as the administrator for the Company, and SEI Fund Resources (the "Sub-Administrator") serves as sub-administrator for the Company. See "General Information - The Administrator and Sub-Administrator."

       Who are the Transfer Agent and shareholder servicing agents? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent (the "Transfer Agent") of the Company. The Administrator serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between The Administrator and UAM SSC. The Company may also pay amounts to certain third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company. See "General Information - The Transfer Agent" and "General Information - Shareholder Servicing Agents."

       Who is the Distributor? PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, provides the Company with distribution services. See "General Information - The Distributor."

       How Can I Purchase Shares? Purchases are made through your investment dealer or selected financial institutions. Purchases may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). Shares of the PBHG Advisor Cash Reserves Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. A purchase order will be effective as of the Business Day received by the PBHG Advisor Funds if the PBHG Advisor Funds receive sufficient information to execute the order and receive payment by check or readily available funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds. This Prospectus offers Class A and Class B shares of each PBHG Advisor Fund. Class A and Class B shares bear sales charges in different forms and amounts and each class has different levels of expenses.

       Class A Shares. If you purchase Class A shares you will pay a sales charge at the time of purchase (except that Class A shares of the PBHG Advisor Cash Reserves Fund are sold without an initial sales charge). As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge). Certain purchases of Class A shares qualify for a sales charge waiver or reduction. Class A shares bear a 12b-1 distribution plan fee at the annual rate of 0.25% of each PBHG Advisor Fund's average net assets attributable to Class A shares. Class A shares of the PBHG

Advisor Cash Reserves Fund are sold without an initial sales charge and are not subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on redemptions of Class A shares for certain large purchases. See "How to Purchase Fund Shares - Class A Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

       Class B Shares. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. Class B shares bear a 12b-1 distribution plan fee at the annual rate of 1.00% of each PBHG Advisor Fund's average net assets attributable to Class B shares. The Class B 12b-1 distribution plan fee is greater than the Class A 12b-1 distribution plan fee. Class B shares will automatically convert into Class A shares, based on relative net asset value, eight years after the end of the calendar month in which the order to purchase such Class B shares was accepted. Class B shares provide the benefit of putting all invested funds to work from the time the investment is made, but (until conversion) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 distribution plan fee. Class B shares of the PBHG Advisor Cash Reserves Fund can be purchased only in an exchange and are not available for direct purchase. See "Class B Shares" under the caption "How to Purchase Fund Shares."

       Which Arrangement is Best for You? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or will be declined. For more information about these sales arrangements, consult your investment dealer. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another PBHG Advisor Fund offered for sale by this Prospectus. See "Shareholder Services - Exchange Privileges."

       Is There a Minimum Investment? Class A and Class B shares of each PBHG Advisor Fund have a minimum initial investment of $2,500 for regular accounts and $2,000 for traditional and Roth IRAs. Class A and Class B shares of each Fund, however, have a minimum initial investment of only $500 for both regular accounts and IRAs provided a Systematic Investment Plan is established by the investor with a minimum investment of $25 per month at the same time that the initial investment is made. The minimum initial investment for Education IRAs is $500. See "Shareholder Services - Systematic Investment Plan."

       How Do I Redeem Shares? Redemptions may be made on any Business Day. Redemption orders placed prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price for shares is the net asset value per share determined as of the end of the day the order is effective less any applicable contingent deferred sales charge. See "How to Redeem Fund Shares - Class B Shares" and "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

EXPENSE SUMMARY

Shareholder Transaction Expenses (Class A Shares)

===================================================================================================================================
                                                        Maximum
                                     Maximum           Sales Load             Maximum            Redemption
                                   Sales Load          Imposed on         Deferred Sales         Fees (as a
                                   Imposed on          Reinvested           Loads (as a         percentage of
                                  Purchases (as       Dividends (as        percentage of           amount
                                  a percentage        a percentage           original           redeemed, if
                                   of offering         of offering           purchase            applicable)         Exchange
                                     price)              price)              price)(1)               (2)               Fees
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                     5.75%               None                 None                 None               None
Value Fund

-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                     5.75%               None                 None                 None               None
Chip Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                          5.75%               None                 None                 None               None
Enhanced Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large                    5.75%               None                 None                 None               None
Cap Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      5.75%               None                 None                 None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                   4.75%               None                 None                 None               None
Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-                   1.50%               None                 None                 None               None
Term Government Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                     None                None                 None                 None               None
Reserves Fund
===================================================================================================================================

(1) A contingent deferred sales charge of up to 1% applies to purchases of $1 million or more of Class A Shares that are redeemed within 12 months of the date of purchase. See "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

(2) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

Annual Operating Expenses (Class A Shares)
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

================================================================================================================================
                                                                                     Other                Total Operating
                                               Advisory                         Expenses (net of       Expenses (net of fee
                                             Fees (net of                           expense             waivers and expense
                                             fee waivers,         12b-1         reimbursements,         reimbursements, if
                                              if any)(1)         Fees(2)         if any) (1)(3)             any) (1)(3)
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                    0.00%             0.25%              1.16%                     1.41%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                   0.00%             0.25%              1.16%                     1.41%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                    0.00%             0.25%              1.16%                     1.41%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                          0.40%             0.25%              1.01%                     1.66%
Concentrated Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                  0.10%             0.25%              1.21%                     1.56%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                       0.00%             0.25%              1.01%                     1.26%
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term                         0.00%             0.25%              0.86%                     1.11%
Government Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                      0.00%             0.25%              0.86%                     1.11%
Fund
================================================================================================================================

------------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Other Expenses" are based on estimated amounts, net of any expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "12b-1 Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are as follows:


                                                                                                 Total
                                                              Advisory    12b-1      Other       Operating
                                                              Fees        Fees       Expenses    Expenses
                                                              --------    -----      --------    --------
         PBHG Advisor Core Value Fund                         0.60%       0.25%      1.21%       2.06%
         PBHG Advisor Blue Chip Growth Fund                   0.60%       0.25%      1.27%       2.12%
         PBHG Advisor Enhanced Equity Fund                    0.60%       0.25%      1.27%       2.12%
         PBHG Advisor Large Cap Concentrated Fund             0.85%       0.25%      1.02%       2.12%
         PBHG Advisor New Opportunities Fund                  0.75%       0.25%      1.21%       2.21%
         PBHG Advisor Master Fixed Income Fund                0.45%       0.25%      1.82%       2.52%
         PBHG Advisor Short-Term Government Fund              0.30%       0.25%      1.82%       2.37%
         PBHG Advisor Cash Reserves Fund                      0.30%       0.25%      1.52%       2.07%

(2) As a result of the 12b-1 fees, long-term shareholders of Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Company estimates that the maximum permissible front-end sales charge would not be exceeded for a substantial number of years.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding:
         (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each Fund in future years if such reimbursement can be made within the foregoing annual expense limits.

Example An investor in Class A shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

================================================================================
                                                    1 Year             3 Years
--------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                         $71                 $100
--------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                   $71                 $100
--------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                    $71                 $100
--------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund             $73                 $107
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                  $72                 $104
--------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                $60                 $86
--------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund              $26                 $50
--------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                      $11                 $35
================================================================================

The example is based upon Total Operating Expenses for the PBHG Advisor Funds as set forth in the tables above. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of each PBHG Advisor Fund. See "General Information - The Adviser" and "General Information - The Administrator and Sub-Administrator."

Shareholder Transaction Expenses (Class B Shares)

===================================================================================================================================
                                                        Maximum
                                     Maximum           Sales Load                                Redemption
                                   Sales Load          Imposed on             Maximum            Fees (as a
                                   Imposed on          Reinvested         Deferred Sales        percentage of
                                  Purchases (as       Dividends (as         Loads (as a            amount
                                  a percentage        a percentage         percentage of        redeemed, if
                                   of offering         of offering           original            applicable)         Exchange
                                     price)              price)           purchase price)            (1)               Fees
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                     None                None                 5.00%                None               None
Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                     None                None                 5.00%                None               None
Chip Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                          None                None                 5.00%                None               None
Enhanced Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large                    None                None                 5.00%                None               None
Cap Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                      None                None                 5.00%                None               None
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                   None                None                 5.00%                None               None
Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-                   None                None                 5.00%                None               None
Term Government Fund

-----------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                     None                None                 5.00%                None               None
Reserves Fund
===================================================================================================================================

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

Annual Operating Expenses (Class B shares)
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

================================================================================================================================

                                              Advisory                              Other                Total Operating
                                              Fees (net                       Expenses (net of         Expenses (net of fee
                                               of fee                              expense             waivers and expense
                                             waivers, if        12b-1          reimbursements,          reimbursements, if
                                              any) (1)         Fees (2)        if any) (1)(3)               any)(1)(3)
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                    0.00%           1.00%               1.16%                     2.16%
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                   0.00%           1.00%               1.16%                     2.16%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                    0.00%           1.00%               1.16%                     2.16%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                          0.40%           1.00%               1.01%                     2.41%
Concentrated Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                  0.10%           1.00%               1.21%                     2.31%
Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                       0.00%           1.00%               1.01%                     2.01%
Income Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term                         0.00%           1.00%               0.86%                     1.86%
Government Fund
--------------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                      0.00%           1.00%               0.86%                     1.86%
Fund
================================================================================================================================

---------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Other Expenses" are based on estimated amounts, net of any expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are as follows:

                                                                                                 Total
                                                              Advisory    12b-1      Other       Operating
                                                              Fees        Fees       Expenses    Expenses
                                                              --------    -----      --------    --------
         PBHG Advisor Core Value Fund                         0.60%       1.00%      1.21%       2.81%
         PBHG Advisor Blue Chip Growth Fund                   0.60%       1.00%      1.27%       2.87%
         PBHG Advisor Enhanced Equity Fund                    0.60%       1.00%      1.27%       2.87%
         PBHG Advisor Large Cap Concentrated Fund             0.85%       1.00%      1.02%       2.87%
         PBHG Advisor New Opportunities Fund                  0.75%       1.00%      1.21%       2.96%
         PBHG Advisor Master Fixed Income Fund                0.45%       1.00%      1.82%       3.27%
         PBHG Advisor Short-Term Government Fund              0.30%       1.00%      1.82%       3.12%
         PBHG Advisor Cash Reserves Fund                      0.30%       1.00%      1.52%       2.82%

(2) As a result of the 12b-1 fees, long-term shareholders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Company estimates that the maximum permissible front-end sales charge would not be exceeded for a substantial number of years.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding:
         (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each Fund in future years if such reimbursement can be made within the foregoing annual expense limits.

Example An investor in Class B shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

=================================================================================================
                                                                1 Year                3 Years
-------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                                     $73                   $100
-------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                               $73                   $100
-------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                                $73                   $100
-------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                         $76                   $108
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                              $75                   $105
-------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                            $72                   $ 96
-------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund                          $70                   $ 91
-------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                                  $70                   $ 91
=================================================================================================

You would pay the following expenses on the same investment, assuming no redemption:

=================================================================================================
                                                                1 Year                3 Years
-------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                                     $22                    $68
-------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                               $22                    $68
-------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                                $22                    $68
-------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                         $24                    $75
-------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                              $23                    $72
-------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                            $20                    $63
-------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund                          $19                    $58
-------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                                  $19                    $58
=================================================================================================

The example is based upon Total Operating Expenses for the PBHG Advisor Funds as set forth in the tables above. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B shares of each PBHG Advisor Fund. The amount shown in the table as "Other Expenses" is based on estimated amounts for the current fiscal year. See "General Information - The Adviser" and "General Information - The Administrator and Sub-Administrator."

                            THE COMPANY AND THE FUNDS

The Company is an open-end management investment company that offers by means of this Prospectus Class A and Class B shares in 8 separate series:

PBHG ADVISOR VALUE FUNDS                 PBHG ADVISOR GROWTH FUNDS

o   PBHG ADVISOR CORE VALUE FUND         o   PBHG ADVISOR BLUE CHIP GROWTH
                                             FUND
                                         o   PBHG ADVISOR ENHANCED EQUITY FUND

PBHG ADVISOR AGGRESSIVE                  PBHG ADVISOR FIXED INCOME
GROWTH FUNDS                             FUNDS

o   PBHG ADVISOR LARGE CAP               o   PBHG ADVISOR MASTER FIXED INCOME
    CONCENTRATED FUND                        FUND
o   PBHG ADVISOR NEW OPPORTUNITIES       o   PBHG ADVISOR SHORT-TERM
    FUND                                     GOVERNMENT FUND
                                         o   PBHG ADVISOR CASH RESERVES FUND

Each share of each PBHG Advisor Fund represents an undivided interest in that Fund. Each Fund's shares are currently divided into three classes of shares (Class A, Class B and Class I) having different sales related and shareholder servicing expenses and such other preferences and special or relative rights and privileges as the Board of Directors determines. This Prospectus offers Class A and Class B shares of each Fund. Additional information pertaining to the Company may be obtained in writing from the PBHG Advisor Funds, P.O. Box 419229, Kansas City, Missouri 64141-6229, or by calling 1-888-800-2685.


                       INVESTMENT OBJECTIVES AND POLICIES

The following sections describe the investment objectives and primary investment policies of each of the eight series of PBHG Advisor Funds offered by this Prospectus. For additional information see "Portfolio Turnover," "Temporary Defensive Positions," and "Common Investment Policies" under the caption "General Investment Policies and Strategies," "Risk Factors," and "Glossary of Permitted Investments."

PBHG VALUE FUNDS

PBHG Advisor Core Value Fund

The PBHG Advisor Core Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other Equity Securities of large, medium, and small companies which are considered to be relatively undervalued based on certain proprietary measures of value. "Equity Securities" as used in this Prospectus include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.

In selecting investments for the PBHG Advisor Core Value Fund, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Fund may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Fund may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the PBHG Advisor Core Value Fund will invest at least 65% of its total assets in Equity Securities of undervalued issuers. The Equity Securities in which the Fund normally invests will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market.

PBHG ADVISOR GROWTH FUNDS

PBHG Advisor Blue Chip Growth Fund

The PBHG Advisor Blue Chip Growth Fund, a diversified portfolio, seeks long-term growth of capital by investing primarily in Equity Securities of well-known and established companies, both domestic and foreign. The Adviser normally will invest at least 65% of the Fund's net assets in Equity Securities of "blue chip" companies, i.e., companies which have leading market positions in their respective industries and strong financial characteristics, as determined by the Adviser. The Adviser defines blue chip companies to include those in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") or the Dow Jones Industrial Average, or which have a market capitalization of at least $5 billion if not included in either index. Within this 65% policy, the Adviser may also include Equity Securities of companies that demonstrate the potential to become blue chip companies in the future.

Blue chip companies typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations.

When choosing the PBHG Advisor Blue Chip Growth Fund's domestic or foreign investments, the Adviser will seek companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P
500. This method of selecting stocks is based on the belief that growth in a company's earnings will eventually translate into growth in the price of its stock. The Adviser looks at strong market sectors and then identifies those companies that offer the most attractive values based upon earnings prospects. The Fund's sector emphasis may shift based on changes in the sector's earnings outlook.

Portfolio candidates for the PBHG Advisor Blue Chip Growth Fund can be identified as companies that typically possess any of the following characteristics and which, in the Adviser's opinion, exhibit high earnings growth relative to their current valuation measures:

Market Leadership

     o Superior potential for growth relative to other companies in the same industry

     o Proprietary technology with the potential to bring about major changes within an industry

     o     Leading sales or market share within an industry

Financial Leadership

     o Superior earnings growth rates or earnings growth prospects relative to industry peers

     o Higher profitability characteristics (e.g., higher profit margins and returns on equity) than comparable industry competitors

     o Stronger balance sheet characteristics (e.g., low debt levels) relative to industry competitors

PBHG Advisor Enhanced Equity Fund

The PBHG Advisor Enhanced Equity Fund, a diversified portfolio, seeks above average total returns through investments in Equity Securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics. The Fund seeks to achieve its objective by investing primarily in a diversified equity portfolio consisting of publicly traded Equity Securities of U.S. domiciled corporations and options and futures that relate to such securities.

While the Fund may invest in stocks of any market capitalization, it is anticipated that the average capitalization of the Fund's stocks will be typical of medium to large companies (typically $15 billion or higher). Under normal market conditions, the PBHG Advisor Enhanced Equity Fund will invest at least 65% of its total assets in Equity Securities of U.S. domiciled corporations.

PBHG ADVISOR AGGRESSIVE GROWTH FUNDS

PBHG Advisor Large Cap Concentrated Fund

The PBHG Advisor Large Cap Concentrated Fund, a non-diversified portfolio, seeks long-term growth of capital. The Fund will normally invest at least 65% of its total assets in securities of large capitalization companies. The Fund will normally be substantially invested in Equity Securities (including ADRs and foreign equity securities). The Fund may invest in convertible debt securities but only if such securities are rated investment grade by an NRSRO (i.e., within one of the four highest rating categories). The Adviser will consider a broad range of industries in choosing investments for the Fund.

Under normal market conditions, the PBHG Advisor Large Cap Concentrated Fund will invest substantially all of its assets in Equity Securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Fund focuses on Equity Securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.

The PBHG Advisor Large Cap Concentrated Fund may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada. The Fund may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Company.

Although the Fund is classified as a non-diversified investment company under the 1940 Act, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

PBHG Advisor New Opportunities Fund

The PBHG Advisor New Opportunities Fund, a diversified portfolio, seeks long-term capital appreciation. The Fund seeks its objective by investing principally in Equity Securities of companies in sectors of the economy which the Adviser believes possess above average long-term growth potential. As a result of the Fund's long-term investment strategy, it is possible that the Fund's total return over certain periods may be less than that of other equity investment vehicles.

The PBHG Advisor New Opportunities Fund will generally invest in companies which the Adviser identifies as offering the best prospects for long-term growth within a particular sector. The Fund invests primarily in common stocks, but may also purchase other Equity Securities and debt securities if the Adviser believes they would help achieve the Fund's objective of capital appreciation. The Fund may also hold a portion of its assets in cash or money market instruments.

The sectors of the economy which offer above average growth potential will change over time. At present, the Adviser has identified the following sectors of the economy, and examples of industries within these sectors, as having an above average growth potential over the next three to five years:

Personal Communications - long distance telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;

Medical Technology/Cost-Containment - home and outpatient care, medical device companies, biotechnology, health care information services, physician practice management, managed care providers;

Environmental Services - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

Energy Related Services - contract drilling services;

Applied/Advanced Technology - database software, application software, entertainment software, networking software, computer system integrators, information services, semiconductors, manufacturing technology;

Personal Financial Services - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

Value-oriented Consuming - retailers, restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or service at lower prices or offering greater perceived value than competitors.

In addition, the PBHG Advisor New Opportunities Fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above average growth.

The sectors described above represent the Adviser's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The PBHG Advisor New Opportunities Fund will not necessarily be invested in each of these market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the Fund's restrictions, the Fund may invest up to one-half of its assets in any one particular sector.

The PBHG Advisor New Opportunities Fund seeks to invest in companies that offer above average growth prospects in their particular sector of the economy, without regard to the company's size. Companies in the Fund's portfolio will range from small, rapidly growing companies to larger, well-established firms.

The PBHG Advisor New Opportunities Fund will normally emphasize investments in particular economic sectors. Although the Fund will not invest 25% or more of its total assets in any one industry, the Fund's emphasis on particular sectors of the economy may make the value of the Fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the Fund's shares may fluctuate more than the shares of a more diversified investment company.

PBHG ADVISOR FIXED INCOME FUNDS

PBHG Advisor Master Fixed Income Fund

The PBHG Advisor Master Fixed Income Fund, a diversified portfolio, seeks above average total returns. The Fund will invest in a diversified bond portfolio consisting primarily of U.S.

Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

The PBHG Advisor Master Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Treasury, U.S. Government, and U.S. dollar denominated high grade securities, including mortgage-related securities. The weighted average duration of the Fund's fixed income investments is generally expected, under normal market conditions, to range between three and ten years.

Under normal market conditions, the PBHG Advisor Master Fixed Income Fund will invest at least 65% of its total assets in U.S. dollar denominated, high grade, fixed income debt securities. The high grade investment standard for the Fund includes only those securities with (i) over one year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's,
(ii) under one year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser or Analytic at the time of purchase to be equivalent to these ratings.

Subject to certain additional limitations, under normal market conditions, the remainder of the PBHG Advisor Master Fixed Income Fund's assets may be invested in floating rate and other types of debt securities, high grade non-U.S. dollar denominated debt securities, below high grade fixed income securities, convertible securities, "synthetic convertible" positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Fund may also invest in interest and currency rate-related derivative securities.

PBHG Advisor Short-Term Government Fund

The investment objective of the PBHG Advisor Short-Term Government Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk. The Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury or U.S. Government agency securities to minimize credit risk. To minimize fluctuations in market value, the Fund is expected, under normal market conditions, to maintain a dollar weighted average maturity and weighted average duration between one and three years. Duration is the weighted average time to receipt of both principal and interest payments of a debt security and also a measure of the sensitivity of fixed income related investments to interest rate changes.

Under normal market conditions, the PBHG Advisor Short-Term Government Fund will invest at least 80% of its total assets in U.S. Government securities. Subject to certain additional limitations, the remainder of the Fund's assets may be invested in other high grade debt securities, debt securities of foreign governments and supranational organizations considered to be of high grade investment quality, currency-rate and interest rate-related options and futures, and cash and cash equivalents. The high grade investment standard for the Fund includes only those securities with (i) over one year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's, (ii) under one year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or
(iii) unrated securities determined by the Adviser or Analytic at the time of purchase to be equivalent to these ratings. The PBHG Advisor Short-Term Government Fund may also invest in repurchase agreements collateralized by U.S. Government securities. For temporary defensive purposes, the Fund may reduce the average duration to less than one year.

PBHG Advisor Cash Reserves Fund

The PBHG Advisor Cash Reserves Fund, a diversified portfolio, seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund will invest in obligations denominated in U.S. dollars consisting of: (i) commercial paper issued by U.S. and foreign issuers rated in one of the two highest rating categories by any two NRSROs at the time of investment, or, if not rated, determined by the Adviser or Wellington Management to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bank notes and bankers' acceptances) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations of U.S. and foreign issuers with a remaining term of not more than one year of issuers with commercial paper of comparable priority and security meeting the above ratings; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (v) securities issued by foreign governments, including Canadian and Provincial Government and Crown Agency Obligations; (vi) short-term obligations issued by state and local governmental issuers which are rated at the time of investment by at least two NRSROs in one of the two highest municipal bond rating categories and that carry yields that are competitive with those of other types of money market instruments of comparable quality; and (vii) repurchase agreements involving any of the foregoing obligations. The Fund will comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments. Under these regulations, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and, generally, may invest only in securities with maturities of 397 days or less. The purchase of single rated or unrated securities by the Adviser or Wellington Management is subject to approval or ratification by the Board of Directors.

The PBHG Advisor Cash Reserves Fund intends to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share on a continuing basis. The Fund may invest in U.S. Treasury STRIPS. The Fund may also invest up to 10% of its net assets in illiquid securities. Certain restricted securities, including Rule 144A securities and
Section 4(2) commercial paper, which might otherwise be presumed to be illiquid, may be considered liquid pursuant to guidelines established by the Board of Directors. Rule 144A securities are unregistered securities that may be resold only to "qualified institutional buyers." Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

THERE CAN BE NO ASSURANCE THAT ANY PBHG ADVISOR FUND WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


                   GENERAL INVESTMENT POLICIES AND STRATEGIES

Investment Process of the Adviser

The Adviser's investment process is both quantitative and fundamental. With respect to the PBHG Advisor Aggressive Growth Funds, the Adviser's investment process is extremely focused on quality earnings growth. In seeking to identify investment opportunities, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each PBHG Advisor Aggressive Growth Fund and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios that possess strong growth characteristics. The Adviser tries to keep each Fund fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the PBHG Advisor Aggressive Growth Funds maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

With respect to the PBHG Advisor Growth Funds, the Adviser employs an investment process which is both quantitative and fundamental but which differs from that employed for the PBHG Advisor Aggressive Growth Funds. The Adviser screens more than 9,000 companies and ranks them based upon their future earnings growth prospects relative to their valuation, as calculated by multiple proprietary measures, as well as measures such as earnings surprises, the ratio of relative price to sales and the stability of their past sales growth. The Adviser focuses on those companies which it has identified as having a low valuation relative to potential earnings growth and then applies intensive fundamental research to select the securities of only those companies which the Adviser believes are undervalued relative to their earnings power or cash flow generation capabilities. The Adviser will consider selling securities of companies that, in the Adviser's opinion, have reached their full or fair value relative to their growth prospects or that of their relevant peers. In constructing its investment portfolios, the Adviser strives to reduce the risk of excessive volatility in the net asset value of each of the PBHG Advisor Growth Funds by diversifying investments for those funds across economic sectors. Of course, there can be no assurance that the use of these techniques will be successful, even over the long term.

Investment Process of Value Investors

Value Investors' investment process, like that of the Adviser, is both quantitative and fundamental. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength, and low stock price relative to book, earnings, cash flow, sales and business franchise), Value Investors screens more than 9,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, Value Investors uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. Value Investors follows a disciplined valuation approach that requires it to sell any portfolio security that it believes has become overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Investment Process of Analytic

Since 1996, Analytic has been using a proprietary model with more than 50 factors based on work pioneered by Professor Robert A. Haugen to manage an equity portfolio with similar investment objectives and policies to those of the PBHG Advisor Enhanced Equity Fund. Using this model, Analytic constructs a portfolio of stocks that it believes has the following attractive characteristics: high return on equity and earnings growth; high cash flow to price ratio and earnings to price ratio; positive price momentum over the last six to twelve months; low "beta" and return volatility; and high trading volume and low bid/ask price spreads.

Such a portfolio of stocks cannot be construed by simply "screening" an equity data base for individual issues each of which meets all of the desired characteristics. For example, companies with high profitability generally do not have low valuations. Analytic believes that the statistical modeling process developed by Professor Haugen enables it to assemble a portfolio of securities that in the aggregate has the desired characteristics (a portfolio with an overall profile that Professor Haugen has called the profile of a "super stock").

Analytic believes that this approach, which has been discussed in leading academic journals, has significant ability to identify portfolios of attractive stocks. Analytic believes that its disciplined multi-factor approach will result in more consistent value added over a market cycle than traditional strategies which focus on a single style or factor (e.g., value, growth, small cap, or earnings momentum). However, because there are risks inherent in all securities investments, there is no assurance that the PBHG Advisor Enhanced Equity Funds's investment objective will be achieved.

Using factors from each of the five categories described above, Analytic determines the relative attractiveness (expected return) of each security from a universe of approximately 1,100 of the largest publicly traded domestic equity securities. Once these relative expected returns are calculated, a portfolio is constructed from the entire universe with the following constraints and objectives:

         Targeted Return -- Expected portfolio return is typically targeted as 3% higher than the annual return on the stocks comprising the S&P 500.

         Industry Weightings -- Typically, industry sector weightings are constrained to closely match those of the S&P 500, deviating no more than 1% above or below the S&P 500 weightings.

         Size -- Average market capitalization is typically targeted to be greater than $15 billion.

         Growth -- Using specific accounting-related variables, such as return on equity, the portfolio is constrained to have higher earnings growth than the average growth of securities in the universe.

         Value -- Using specific accounting-related variables, such as the ratio of cash flow to price, the portfolio is constrained to be of higher value than securities in the universe (i.e., its cash flow and earnings are priced relatively cheaply by the market).

         Maximum Issuer Weighting -- The market value of the stock of any issuer, when added to the portfolio, is constrained to be no greater than 3% of the aggregate market value of the portfolio. The weighting of the stock of an issuer may increase due to the relative performance of the stock during the period in which it is held, but under no circumstances will the weighting of any stock exceed 5% of the aggregate market value of the portfolio.

         Liquidity -- The size of the Fund's position in each security is evaluated relative to the total outstanding shares of the issuer, the market "float" and the trading volume to ensure that all positions remain liquid and that Analytic's periodic rebalancing of the portfolio does not significantly impact the price of the security.

Analytic seeks to control overall portfolio risk by using a mathematical model designed to minimize portfolio risk relative to that of the overall stock market. Analytic uses an optimizer to ensure that it accurately takes into account the relationship among industries, sectors, and individual securities in order to capture maximum diversification benefits given its expected return target.

Analytic monitors the stocks held by a portfolio on a real-time basis using its proprietary portfolio management system. All holdings are monitored for new developments in terms of new events (such as lawsuits or takeover bids) as well as significant changes in fundamental factors. Expected returns are updated monthly and are used to reoptimize the portfolio. Analytic enters into portfolio trades only when it believes the incremental return more than exceeds the associated transaction costs.

Portfolio Turnover

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rates for each of the PBHG Advisor Funds will not exceed the following levels: PBHG Advisor Core Value Fund, 200%; PBHG Advisor Blue Chip Growth Fund, 50%; PBHG Advisor Enhanced Equity Fund, 150%; PBHG Advisor Large Cap Concentrated Fund, 300%; PBHG Advisor New Opportunities Fund, 150%; PBHG Master Fixed Income Fund, 50%; and PBHG Short-Term Government Fund, 50%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a Fund. Trading in over-the-counter and fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Positions

Under normal market conditions, each PBHG Advisor Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or the applicable sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in investment grade debt securities, cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information for additional information.

Common Investment Policies

Except as otherwise discussed in the investment description for each PBHG Advisor Fund, the following investment policies apply to each Fund except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund:

Each PBHG Advisor Fund may invest up to 20% of its total assets in foreign securities (i.e., securities traded outside the United States and Canada). For purposes of this limitation, "foreign securities" do not include ADRs. Each Fund may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Fund's net assets, and
(ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Fund's total assets. In addition, each Fund may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A or similar security that has been determined to be liquid pursuant to procedures established by the Board of Directors of the Company. Each Fund may also engage in securities lending. Each Fund may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. In addition, each Fund may purchase securities on a when-issued or delayed delivery basis. See "Glossary of Permitted Investments."


                                  RISK FACTORS

Small and Medium Capitalization Stocks

Investments in Equity Securities in general are subject to market risks that may cause their prices to fluctuate over time. In certain cases, the PBHG Advisor Core Value Fund, the PBHG Advisor Enhanced Equity Fund, and the PBHG Advisor New Opportunities Fund may invest in securities of issuers with small or medium market capitalizations. While the Adviser and Value Investors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-the-Counter Market

Each PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Foreign Securities and Emerging Markets

Each PBHG Advisor Fund (except the PBHG Advisor Cash Reserves Fund) may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in Technology Companies

Each PBHG Advisor Fund may invest in securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. A Fund may invest in the securities of technology companies operating in various industries. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of a Fund's investments in technology companies. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies. The more extensively that a Fund invests in securities of technology companies, the greater will be its exposure to these risks.

Options and Futures Contracts

Each PBHG Advisor Fund (except the PBHG Advisor Cash Reserves Fund) may utilize various call option, put option, and financial futures strategies in pursuit of its objective. Option contracts, futures contracts, and various other financial contracts are also known as derivative securities because their values depend on the values of a more basic underlying security (or perhaps multiple underlying securities), which may be a common stock, a fixed income or other debt security, a foreign currency exchange rate, a stock index, or some other financial instrument or index.

These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by a PBHG Advisor Fund, to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation.

A call option on securities gives the purchaser of the option the right (but not the obligation) to buy from the writer of the option the underlying securities at the exercise price during the option period. Similarly, a put option on securities gives the purchaser of the option the right (but not the obligation) to sell to the writer of the option the underlying securities at the exercise price during the option period.

A financial futures contract is a commitment by both the buyer and the seller of the contract to trade the underlying financial instrument at a price and time agreed upon when the contract is executed. The financial instrument may be a stock index, bond index, interest rate, foreign currency exchange rate, or other similar instrument. The contract may include an option held by the seller with regard to the specific underlying instrument to be delivered from a class of instruments and the specific day of delivery within a delivery month. Options on futures contracts are similar to options on securities, with the futures contract playing the role of the underlying security.

Options on indexes and currencies, and futures on indexes, are similar to options and futures on securities, with the underlying index or currency playing the role of the underlying security, and with the difference that at the end of the option or future period there is generally a cash settlement between buyers and sellers instead of delivery of the underlying security.

Options may be traded on an exchange ("exchange traded options") or may be customized agreements between a PBHG Advisor Fund and a counter-party, often a brokerage firm, bank, or other financial institution. These customized agreements are also known as "over-the-counter" or OTC options. Futures contracts are normally traded as standardized contracts on exchanges. When firm commitment type agreements similar to futures are traded over-the-counter they are usually known as forward contracts. Exchange-traded options and futures have the additional financial backing of an intermediary known as a clearing corporation, whereas OTC options and forwards have no such intermediary and are subject to the credit risk that the counter-party will not fulfill its obligations under the contract. While each Fund, to the extent that it utilizes derivative securities, intends to primarily utilize exchange-traded options and futures, it may also utilize OTC options, currency forward contracts, and other OTC derivative securities. No Fund will invest, at the time of purchase, more than 5% of its net assets in the purchase of OTC options or invest more than 5% of its net assets in the purchase of forward contracts.

Although options on securities and financial futures by their terms call for actual delivery and acceptance of securities, in many cases the contracts are closed out before the expiration date by selling contracts that are owned or by buying contracts that have been sold or written. Like any security transaction, this may produce a realized gain or loss to the Fund. Open positions are valued whenever a Fund's assets are valued and the Fund will have an unrealized gain or loss depending on the difference between the current value of the position and the opening value when the position was entered.

       Writing Covered Put and Call Options on Securities or Indexes. The PBHG Advisor Funds will not write uncovered options or utilize written options to create leverage, but instead will write only covered calls and covered puts.

Writing a covered call option on securities or indexes means that a Fund will own at the time of selling the option (1) the underlying security (or securities convertible into the underlying security without additional consideration), or
(2) in the case of an index, a portfolio of securities which correlates with the index, or (3) a call option on the same security or index with the same or lesser exercise price, or (4) a call option on the same security or index with a greater exercise price, with the difference between the exercise prices maintained as a segregated account containing cash, U.S. Government securities or other liquid high-grade debt securities, or

(5) liquid high-grade segregated debt securities equal to the fluctuating market value of the optioned securities which is marked-to-the-market daily.

Writing a covered put option on securities or indexes means that a PBHG Advisor Fund will, at the time of selling the option (1) enter a short position in the underlying security or index portfolio, or (2) purchase a put option on the same security or index with the same or greater exercise price, or (3) purchase a put option on the same security or index with a lesser exercise price, with the difference between the exercise prices maintained as liquid high-grade segregated debt securities, or (4) maintain the entire exercise price as liquid high-grade segregated debt securities. No Fund will write put options if as a result more than 25% of the Fund's assets would be represented by debt securities segregated for such put options.

The PBHG Advisor Master Fixed Income Fund will only write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. An in-the-money covered call option is an investment in which the Fund purchases common stock and sells a call option with an exercise price that is below the market price of the stock at the time of the option sale. An out-of-the-money covered put option is an investment in which the Fund sells a put option on a common stock or stock index with an exercise price that is below the market price of the stock or index at the time of the option sale and maintains the exercise price as high-grade segregated debt securities.

       Purchasing Put and Call Options on Securities or Indexes. Each PBHG Advisor Fund may purchase put and call options on securities or indexes in pursuit of its objective. A Fund may, at the same time, have a long or covered short position in the underlying security or index, and may have written covered options on the same security or index. Hence the Fund's entire position in a particular security may be complex, consisting of a number of different option positions, a possible position in the underlying security, and a possible segregated debt securities holding.

Convertible Securities, Synthetic Convertible Investments, Certain Covered Call and Cash Secured Put Investments, and Warrants

The PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Enhanced Equity Fund may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of each such Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. No more than 5% of such Funds' total assets will be invested in convertible securities rated at the time of purchase lower than A or equivalent.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in the common stock of the same issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

The PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Enhanced Equity Fund may each invest up to 35% of their total assets in convertible securities, synthetic convertible and certain combinations of covered call and cash secured put investments. A synthetic convertible investment is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant. The Funds may also write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. Convertible securities, synthetic convertible and in-the-money covered calls and out-of-the-money cash secured puts are not taken into account when determining whether the Funds have met the requirements that 65% of their total assets be invested in fixed income and equity securities.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Covered call and cash secured put investments are subject to the risks associated with common stocks and options described above. While such investments have a combined volatility similar to that of long-term corporate bonds, the Adviser and applicable sub-adviser believe they provide greater returns than investment in such bonds.

Purchase and Sale of Financial Futures and Options on Financial Futures

Each PBHG Advisor Fund may purchase or sell financial and other futures contracts and options on financial and other futures contracts in pursuit of its objective.

Futures contracts and their related options may be purchased or sold for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transaction costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Fund investment in the underlying security or index or securities highly correlated to the underlying index. As with all of the investment strategies that a Fund may employ, there can be no assurance that any such strategy will achieve its objective.

A Fund's futures and related options transactions will be conducted within the following limitations:

(i) When a Fund sells a futures contract, the value of that contract will not exceed the total market value of the portfolio securities being hedged;

(ii) A Fund will write only covered call and put options on futures;

(iii) When a Fund purchases a futures contract it will maintain the market value of the contract in liquid high-grade segregated debt securities as described above;

(iv) A Fund will not enter into futures and options on futures contracts which would cause the aggregate sum of the initial margins for such contracts and related option premiums to exceed 5% of the Fund's net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

Certain Risk Factors Associated with Hedging Strategies

When a PBHG Advisor Fund utilizes futures or options to hedge the price fluctuations of securities it may own or want to purchase, the Fund is exposed to the risk of imperfect correlation between the futures or options and the securities being hedged. That is, the prices of the securities being hedged may not move in the same amount, or even in the same direction, as the hedging instrument. The Adviser or applicable sub-adviser will attempt to minimize this risk by investing only in those contracts whose behavior is expected to resemble the Fund securities being hedged. However, if the Adviser's or applicable sub-adviser's judgment about the general direction of interest rates, market value, volatility, and other economic factors is incorrect, the Fund would have been better off without the use of such hedging techniques. In addition, there is the risk of a possible lack of a liquid secondary market and the resultant inability to close a futures or option position prior to its maturity or expiration date. If the Adviser or applicable sub-adviser determines that the ability to close such a position early is important to its investment strategy, it will only enter such positions on an exchange with a secondary market that it judges to be appropriately active.

For additional information regarding permitted investments for each PBHG Advisor Fund and other risks, see "Glossary of Permitted Investments" and the Statement of Additional Information.


                             INVESTMENT LIMITATIONS

The investment objectives of each PBHG Advisor Fund and the investment limitations set forth herein and certain investment limitations contained in the Statement of Additional Information are fundamental policies of each Fund. A Fund's fundamental policies cannot be changed without the consent of the holders of a majority of such Fund's outstanding shares.

Except for the PBHG Advisor Cash Reserves Fund, each PBHG Advisor Fund, as a fundamental policy, may not:

1. Except for the PBHG Advisor Large Cap Concentrated Fund, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of such Fund would be invested in the securities of such issuer, or such

Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities. With respect to the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, in applying this limitation: (i) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (ii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries).

3. Except for the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, borrow money, other than through reverse repurchase agreements and securities lending activities, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of the Fund's total assets (or 10% of the value of the PBHG Advisor Large Cap Concentrated Fund's total assets), net of liabilities other than senior securities, as provided in the 1940 Act. This borrowing provision is included to facilitate the settlement of securities transactions, and the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of a Fund's total assets will be repaid before making additional investments.

Each of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, as a fundamental policy, may not borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 15% of its total assets valued at market (for this purpose, delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

The percentages stated in items 1 and 2 above apply at the time of the purchase of a security.

The PBHG Advisor Cash Reserves Fund, as a fundamental policy, may not:

1. Purchase securities of any issuer if, as a result, more than 5% of the total assets of such Fund would be invested in the securities of such issuer, except
(a) U.S. Government securities, including securities issued by its agencies and instrumentalities, (b) to the extent permitted by Rule 2a-7 under the 1940 Act, as amended, and (c) that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities, and obligations of domestic banks.

3. Borrow money, other than through reverse repurchase agreements and securities lending activities, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of the Fund's total assets. This borrowing provision is included to facilitate the settlement of securities transactions, and the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of the Fund's total assets will be repaid before making additional investments.

The percentages stated in items 1 and 2 above apply at the time of the purchase of a security.


                           HOW TO PURCHASE FUND SHARES

You may purchase shares of each PBHG Advisor Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each PBHG Advisor Fund may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

Minimum Investment

The minimum initial investment in Class A and Class B shares of each PBHG Advisor Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25. The minimum initial investment for Education IRAs is $500.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the PBHG Advisor Funds if the PBHG Advisor Funds receive sufficient information to execute the order and receives payment before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds. Payment may be made by check or readily available funds. The purchase price of shares of a Fund is the public offering price per share next determined after a purchase order is effective. The public offering price per share is, for Class A shares, the net asset value plus any applicable sales load, and for Class B shares, the net asset value. See "Determination of Net Asset Value" below. Purchases will be made in full and fractional shares calculated to three decimal places. A Fund will not issue certificates representing shares of the Funds.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds and (ii) promptly transmit the order to the PBHG Advisor Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the PBHG Advisor Funds so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred by the applicable PBHG Advisor Fund. Each Fund reserves the right to reject a purchase order when such Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

No PBHG Advisor Fund or any of its agents will be responsible for any loss, liability, cost or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine. Each Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each PBHG Advisor Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors of the Company that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new or existing investors. In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

Classes of Shares

Each PBHG Advisor Fund offers three classes of shares - Classes A, B and I. Class A and Class B shares, which are described below, are offered by this Prospectus. Class B Shares of the PBHG Advisor Cash Reserve Fund are not available for direct investment and may only be purchased through an exchange of Class B shares of another Fund.

       Class A Shares. Class A shares are divided into four groups.

       Group 1 - Equity Funds. Class A shares of the following PBHG Advisor Funds (the "Equity Funds") are currently sold with a sales charge ranging from 5.75% to 2.00% of the offering price on purchases of less than $1 million: the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, and PBHG Advisor New Opportunities Fund.

                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------              -------------        ----------          ----------
                   $0  -     49,999                 5.75%               6.10%               5.00%
               50,000  -     99,999                 4.50%               4.71%               3.75%
              100,000  -    249,999                 3.50%               3.63%               2.75%
              250,000  -    499,999                 2.50%               2.56%               2.00%
              500,000  -    999,999                 2.00%               2.04%               1.75%


       Group 2 - PBHG Advisor Master Fixed Income Fund. Class A shares of the PBHG Advisor Master Fixed Income Fund are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1 million.

                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            ------------------------             -------------        ----------         ------------
                   $0  -     49,999                 4.75%               4.99%               4.25%
               50,000  -     99,999                 4.50%               4.71%               4.00%
              100,000  -    249,999                 3.50%               3.63%               3.00%
              250,000  -    499,999                 2.50%               2.56%               2.25%
              500,000  -    999,999                 2.00%               2.04%               1.75%


       Group 3 - PBHG Advisor Short-Term Government Fund. Class A shares of the PBHG Advisor Short-Term Government Fund are currently sold with a sales charge ranging from 1.50% to 1.00% of the offering price on purchases of less than $1 million.

                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------              -------------        ----------          ----------
                   $0  -     99,999                 1.50%               1.52%               1.25%
              100,000  -    499,999                 1.25%               1.27%               1.00%
              500,000  -    999,999                 1.00%               1.01%               0.75%

       Group 4 - PBHG Advisor Cash Reserves Fund. Class A shares of the PBHG Advisor Cash Reserves Fund are currently sold without a sales charge.

       Further Information on Class A Shares. There is no sales charge on purchases of $1 million or more; however, the Distributor may pay a dealer concession and/or advance a service fee on such transactions as described below. Purchases of $1 million or more are at net asset value. Redemptions of Class A shares purchased at net asset value may result in the imposition of a limited contingent deferred sales charge if the dealer's concession referred to above was paid by the Distributor in connection with the purchase of those shares. See "How to Redeem Fund Shares-Contingent Deferred Sales Charge Program for Large Purchases."

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, the Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the PBHG Advisor Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration will not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by applicable law.

The Distributor may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares which are sold at net asset value and are subject to a limited contingent deferred sales charge, for each PBHG Advisor Fund other than the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $47 million of such purchases, plus 0.25% of amounts in excess of $50 million of such purchases. The Distributor may make similar payments in an amount equal to 0.10% of purchases of $1 million or more of Class A shares of the PBHG Advisor Short-Term Government Fund which are sold at net asset value and are subject to a limited contingent deferred sales charge. The Distributor pays dealers of record commissions on sales of Class A shares based upon the investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. See "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

       Reductions in Initial Sales Charges. Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the PBHG Advisor Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of the PBHG Advisor Cash Reserves Fund and Class B shares of the other PBHG Advisor Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

The term "purchaser" means:

(Diamond)         an individual and his or her spouse and  children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

(Diamond)         a 403(b) plan, the employer/sponsor of which is an
                  organization described under Section 501(c)(3) of the Internal
                  Revenue Code of 1986, as amended (the "Code"), provided that:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal;

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

(Diamond)         a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

(Diamond)         a Simplified Employee Pension ("SEP"), Salary Reduction and
                  other Elective Simplified Employee Pension account ("SAR-SEP") where the employer has notified the Distributor in writing that all of its related employee SEP or SAR-SEP accounts should be linked;

(Diamond)         any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the PBHG Advisor Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Letters of Intent. A "purchaser," as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in Class A shares of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of PBHG Advisor Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "How to Purchase Fund Shares - Classes of Shares." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" if the PBHG Advisor Funds are advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the purchaser will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the purchaser irrevocably constitutes and appoints the Transfer Agent as his agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program the purchaser wishes to cancel the agreement, he must give written notice to the Distributor. If at any time before completing the LOI program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any PBHG Advisor Fund with a value of $20,000 and wishes to invest an additional $40,000 in a PBHG Advisor Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the PBHG Advisor Fund with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Purchases At Net Asset Value. Purchases of Class A shares of any of the PBHG Advisor Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a PBHG Advisor Fund (see "General Information - Dividends and Distributions"); (b) exchanges of shares of certain other PBHG Advisor Funds (see "Shareholder Services - Exchange Privileges"); (c) use of the reinstatement privilege (see "How to Redeem Fund Shares"); or (d) a merger, consolidation or acquisition of assets of a PBHG Advisor Fund.

The following persons may purchase Class A shares of the PBHG Advisor Funds through the Distributor without payment of an initial sales charge: (a) the Adviser and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of the Adviser or its affiliates or of certain mutual funds which are advised or managed by the Adviser, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of the Adviser or its affiliates; (d) discretionary advised clients of the Adviser and its affiliates; (e) registered representatives and employees of dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the PBHG Advisor Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (f) financial institution trust departments investing an aggregate of $1 million or more in the PBHG Advisor Funds, (g) clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the PBHG Advisor Funds, (h) managed account programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the PBHG Advisor Funds that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the PBHG Advisor Funds in connection with such services, (i) clients of registered representatives of an authorized investment dealer if such purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge, or other sales charge has been assessed, and (j) former shareholders of the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio, or Analytic Short-Term Government Portfolio (the "Analytic Portfolios") who obtained their initial shares of any PBHG Advisor Fund in a reorganization of any such Analytic Portfolio into a corresponding PBHG Advisor Fund.

In addition, Class A shares of any PBHG Advisor Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested is at least $1 million; (2) the sponsor signs a $1 million LOI; (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees; or (4) all of the plan's transactions are executed through a single financial institution or service organization which has entered into an agreement with the Distributor with respect to its use of the PBHG Advisor Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable PBHG Advisor Fund.

       Class B Shares. Class B shares are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. See "How to Redeem Fund Shares - Class B Shares." The Company has adopted a 12b-1 distribution plan applicable to Class B shares. See "General Information - Class B Plan." Class B shares will automatically convert into Class A shares, based on relative net asset value, eight years after the end of the calendar month in which the order to purchase such Class B shares was accepted. Class B shares of the PBHG Advisor Cash Reserves Fund are only available for exchanges from other Class B shares and are not available for direct purchase.

The Distributor may pay sales commissions to dealers and institutions who sell Class B shares of the PBHG Advisor Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class B Rule 12b-1 distribution plan. See "Distribution Plans."

       Class A and Class B Shares. For any PBHG Advisor Fund offered by this Prospectus, the Distributor and its agents reserve the right at any time (1) to withdraw all or any part of the offering made by this Prospectus; (2) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (3) to increase, waive or lower the minimum investment requirements; or (4) to modify any of the terms or conditions of purchase of shares of such Fund. The Distributor and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the PBHG Advisor Funds' prospectuses, or other appropriate means, and will provide notice to the extent required by law in the case of termination or material modification to the exchange privilege discussed under "Shareholder Services - Exchange Privileges."


                              SHAREHOLDER SERVICES

Shareholder Services Offered

The PBHG Advisor Funds offer the shareholder services described below. Each PBHG Advisor Fund reserves the right to amend such shareholder services or to change the terms or conditions relating to such services. Shareholders will be notified of such action to the extent required by law. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the PBHG Advisor Funds receive your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

Systematic Investment Plan. The Systematic Investment Plan is a convenient way for you to purchase shares in the PBHG Advisor Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the PBHG Advisor Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the PBHG Advisor Funds designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the PBHG Advisor Funds. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Funds to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

       Exchange Privileges. You can exchange your shares for shares of the same class of other PBHG Advisor Funds at net asset value.

       Certain Class A Exchanges. As noted above, the Equity Funds are the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, and PBHG Advisor New Opportunities Fund. Class A shares of the Equity Funds may be exchanged for Class A shares of any PBHG Advisor Fund at relative net asset value without payment of sales charges.

Class A shares of the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund (the "Fixed Income Funds") may be exchanged for Class A shares of any PBHG Advisor Fund and the exchange will be made at: the public offering price if PBHG Advisor Cash Reserves Fund shares are being exchanged for Class A shares of another PBHG Advisor Fund; net asset value if the Fixed Income Fund shares being exchanged were acquired upon an exchange of an Equity Fund's shares; and the difference in sales charge will apply if Equity Fund shares are being acquired upon exchange of Fixed Income Fund shares. See "How To Purchase Fund Shares -- Purchases at Net Asset Value."

       Class A Large Purchases and Class B Shares. If you exchange shares that are subject to a contingent deferred sales charge, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the contingent deferred sales charge, depending upon when you originally purchased the shares. For purposes of computing the contingent deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Adviser or the Board of Directors believe doing so would be in the best interests of a PBHG Advisor Fund, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating PBHG Advisor Funds, and may be modified or discontinued by any of such Funds or by the Distributor at any time, and to the extent permitted by applicable law, without notice.

Shares of any PBHG Advisor Fund (other than the PBHG Advisor Cash Reserves Fund) to be exchanged are redeemed at their net asset value as determined at the close of the NYSE, which is normally 4:00 p.m. Eastern Time ("NYSE Close") on the day that an exchange request in proper form (described below) is received. Exchange requests received after the NYSE Close will result in the redemption of shares at their net asset value at the NYSE Close on the next business day. Normally, shares of a Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that such Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange.

       Exchanging by Mail. You may exchange your shares by mail by sending a written request to the PBHG Advisor Funds. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the PBHG Advisor Funds from which and into which the exchange is to be made. Your request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Fund Shares."

       Exchanging by Telephone. You or your investment professional may request an exchange by telephone. If you do not wish to allow telephone exchanges by any person in your account, you should decline that option on the account application. The Distributor has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares among any of the PBHG Advisor Funds. The Distributor reserves the right to impose conditions on dealers or investment advisers who make telephone exchanges of shares among the Funds, including the condition that any such dealer or investment adviser enter into an agreement (which contains additional conditions with respect to exchanges of shares) with the Distributor. To exchange shares by telephone, you or your investment professional who has satisfied the foregoing conditions must call the PBHG Advisor Funds at 1-888-800-2685. If you are unable to reach the PBHG Advisor Funds by telephone, you may use overnight courier services to expedite exchanges by mail, which will be effective on the Business Day received by the PBHG Advisor Funds as long as such request is received prior to the NYSE Close. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone exchange request that it reasonably believes to be genuine, but may be liable in certain cases for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

The exchange privilege may be exercised only in those states where the shares of the PBHG Advisor Fund being purchased in an exchange may legally be sold.

       Tax-Sheltered Retirement Plans. A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the PBHG Advisor Funds.

       Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to a PBHG Advisor Fund monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the PBHG Advisor Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one PBHG Advisor Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

         Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

       SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

       401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

       401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the PBHG Advisor Funds on a tax-deferred basis in order to help them meet their retirement needs.

       403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

       Other Special Accounts. The PBHG Advisor Funds also offer the following special accounts to meet your needs:

       Education IRAs. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like Traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. This fee can be prepaid or will be deducted from your account if not received by the announced deadline.

       Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the PBHG Advisor Funds you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

       Custodial and Fiduciary Accounts. The PBHG Advisor Funds provide a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

       For further information regarding any of the above retirement plans and accounts, please contact your investment or tax professional.


                            HOW TO REDEEM FUND SHARES

General

       You may sell (redeem) shares in your account by contacting your investment dealer or the Company. If you sell shares through an investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

       Redemption orders received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. The redemption price of Class B shares and Class A shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. Payment of net redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment will take 15 days.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern Time for each other PBHG Advisor Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value." The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

By Mail

Redemption requests must be in writing and sent to the PBHG Advisor Funds.

Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the name of the PBHG Advisor Fund and the account number of shares to be redeemed; (c) signature guarantees, as described below; and (d) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

In addition to these requirements, shareholders who have invested in a PBHG Advisor Fund to establish an IRA should include the following information along with a written request for either partial or full liquidation of Fund shares:
(a) a statement as to whether or not the shareholder has attained age 59 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

By Telephone

Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person for his account, the shareholder should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. Accounts in the Distributor's prototype retirement plans (such as IRA and

IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. The Distributor has made arrangements with certain dealers and investment advisers to accept telephone instructions for the redemption of shares. The Distributor reserves the right to impose conditions on these dealers and investment advisers, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with the Distributor. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if it reasonably believes such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

By Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a PBHG Advisor Fund by Federal Reserve wire on federal holidays restricting wire transfers.

By ACH

The PBHG Advisor Funds do not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

Expedited Redemptions (PBHG Advisor Cash Reserves Fund only)

If a redemption order is received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern Time, the redemption will be effective on that day and the PBHG Advisor Cash Reserves Fund will endeavor to transmit payment on that same business day. If the redemption order is received after 2:00 p.m. and prior to the NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.


Redemptions by Check (PBHG Advisor Cash Reserves Fund only)

After completing the appropriate authorization form, shareholders may use checks to effect redemptions from the PBHG Advisor Cash Reserves Fund. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than fifteen business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such Fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

Check writing service is offered free of charge to shareholders of the PBHG Advisor Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-888-800-2685 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The PBHG Advisor Funds require signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice to shareholders.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature

Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact your investment dealer. The PBHG Advisor Funds do not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, each PBHG Advisor Fund, with respect to its Class A shares and Class B shares, will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for such Fund. See "Minimum Investment," "Systematic Investment Plans" and "Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days after notice from the applicable PBHG Advisor Fund to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Class B Shares

Class B shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the applicable contingent deferred sales charge shown in the table below. No contingent deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares, or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

         Year                       Contingent Deferred
         Since                      Sales Charge as
         Purchase                   % of Dollar Amount
         Made                       Subject to Charge

         First                      5%
         Second                     4%
         Third                      3%
         Fourth                     3%
         Fifth                      2%
         Sixth                      1%
         Seventh                    0%

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the original cost of the redeemed shares.

The contingent deferred sales charge on Class B shares will be waived on redemptions (1) following the death or post purchase disability, as defined in
Section 72(m)(7) of the Code, of a shareholder or as settlor of a living trust (provided the PBHG Advisor Funds are notified of such death or post-purchase disability at the time of the redemption request and are provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of each PBHG Advisor Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Fund, and (5) effected by the Adviser, the sub-advisers or their affiliates of any of their investments in Class B shares.

Waiver category (1) above applies only to redemptions of Class B shares held at the time of death or initial determination of post-purchase disability.

Waiver category (2) above applies only to redemptions resulting from:

       (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

       (ii) in kind transfers of assets where the participant or beneficiary notifies the PBHG Advisor Funds of such transfer no later than the time such transfer occurs;

       (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more of the PBHG Advisor Funds;

       (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

       (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

Contingent Deferred Sales Charge Program for Large Purchases

A contingent deferred sales charge applies to purchases of $1 million or more of Class A shares of each PBHG Advisor Fund other than the PBHG Advisor Cash Reserves Fund that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at rates as follows: (i) for each Fund other than the PBHG Advisor Short-Term Government Fund, 1% of the first $2 million of purchases, plus 0.80% of the next $1 million of purchases, plus 0.50% of the next $47 million of purchases, plus 0.25% of purchases in excess of $50 million; and (ii) for the PBHG Advisor Short-Term Government Fund, 0.10% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1 million;
(b) the sponsor of a Plan signs a Letter of Intent to invest at least $1 million in one or more of the PBHG Advisor Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the PBHG Advisor Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1 million; (4) redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

Reinstatement Privilege (Class A Shares only)

Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds in Class A shares of any PBHG Advisor Fund (except Class A shares of the PBHG Advisor Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. The shareholder must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another PBHG Advisor Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the Fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the Fund shares purchased will include the sales charge. Each PBHG Advisor Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in the same class of shares of any PBHG Advisor Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the PBHG Advisor Funds of his or her intent to do so at the time of reinvestment.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the NYSE Close on any Business Day. The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is listed under PBHG Advisor in the mutual fund section of most major daily newspapers, including The Wall Street Journal. Each Fund's assets (other than the PBHG Advisor Cash Reserves Fund) are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

The PBHG Advisor Cash Reserves Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Net asset value per share is determined daily as of 2:00 p.m. Eastern time on each Business Day.

                             PERFORMANCE ADVERTISING

From time to time, each PBHG Advisor Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the PBHG Advisor Cash Reserves Fund, yield refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The "current yield" of the PBHG Advisor Cash Reserves Fund refers to the net change (excluding capital changes and income other than investment income) in the value of an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the PBHG Advisor Cash Reserves Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Fund may also from time to time advertise its total return along with the current yield. The current yield quotation more closely reflects the current earnings of the Fund than the total return.

The total return of each PBHG Advisor Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the applicable Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Each PBHG Advisor Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each PBHG Advisor Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                               RELATED PERFORMANCE

The PBHG Advisor Funds had not commenced operations as of the date of this Prospectus. Consequently, the Funds have not yet established their own performance records. However, the investment objectives, policies and strategies of several of the Funds are substantially similar to those of the portfolios of certain other mutual funds whose performance may be relevant to an investor deciding whether to invest in such Funds.

PBHG Advisor Large Cap Concentrated Fund

The investment objectives, policies and strategies of the PBHG Advisor Large Cap Concentrated Fund are substantially similar to those of the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), a series of The PBHG Funds, Inc. The Large Cap 20 Fund is also managed by the Adviser. The total return for the Large Cap 20 Fund for the one-year period ended March 31, 1998 was 72.76%. The average annual return for the Large Cap 20 Fund since commencement of operations (December 2, 1996) through March 31, 1998 was 42.21%.

PBHG Advisor Enhanced Equity Fund

The PBHG Advisor Enhanced Equity Fund will acquire the assets and assume the liabilities of the Analytic Enhanced Equity Portfolio (the "Enhanced Equity Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Enhanced Equity Portfolio expected to be effective May 29, 1998. The Enhanced Equity Portfolio is managed by Analytic, which manages the PBHG Advisor Enhanced Equity Fund as its sub-adviser. The investment objectives, policies and strategies of the Fund are substantially similar to those of the Enhanced Equity Portfolio. For the one year period ended March 31, 1998, the total return of the Enhanced Equity Portfolio was 49.55%. The average annual total return for the Enhanced Equity Portfolio for the three year period ended March 31, 1998 was 32.25%. The average annual total return of the Enhanced Equity Portfolio from July 1, 1993 (commencement of public offering) through March 31, 1998 was 22.42%.

PBHG Advisor Master Fixed Income Fund

The PBHG Advisor Master Fixed Income Fund will acquire the assets and assume the liabilities of the Analytic Master Fixed Income Portfolio (the "Master Fixed Income Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Master Fixed Income Portfolio expected to be effective May 29, 1998. The Master Fixed Income Portfolio is managed by Analytic, which manages the PBHG Advisor Master Fixed Income Fund as its sub-adviser. The investment objectives, policies and strategies of the Fund are substantially similar to those of the Master Fixed Income Portfolio. For the one year period ended March 31, 1998, the total return of the Master Fixed Income Portfolio was 13.21%. The average annual return for the Master Fixed Income Portfolio for the three year period ended March 31, 1998 was 9.96%. The average annual total return of the Master Fixed Income Portfolio from July 1, 1993 (commencement of public offering) through March 31, 1998 was 7.69%.

PBHG Advisor Short-Term Government Fund

The PBHG Advisor Short-Term Government Fund will acquire the assets and assume the liabilities of the Analytic Short-Term Government Portfolio (the "Short-Term Government Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Short-Term Government Portfolio expected to be effective May 29, 1998. The Short-Term Government Portfolio is managed by Analytic, which manages the PBHG Advisor Short-Term Government Fund as its sub-adviser. The investment objectives, policies and strategies of the Fund are substantially similar to those of the Short-Term Government Portfolio. For the one year period ended March 31, 1998, the total return of the Short-Term Government Portfolio was 6.48%. The average annual return for the Short-Term Government Portfolio for the three year period ended March 31, 1998 was 6.43%. The average annual total return of the Short-Term Government Portfolio from July 1, 1993 (commencement of public offering) through March 31, 1998 was 5.20%.

PBHG Advisor Blue Chip Growth Fund

Robert Urquhart, CFA, is the portfolio manager for the PBHG Advisor Blue Chip Growth Fund and is primarily responsible for the day-to-day management of the Fund. See "General Information - The Adviser." Before joining the Adviser, Mr. Urquhart was Managing Director of PNC Equity Advisor where he was responsible for managing the Compass Capital Large Cap Growth Equity Portfolio (the "Compass Large Cap Growth Portfolio"). Mr. Urquhart had full discretionary authority over the selection of investments for that fund during the period June 30, 1995 through August 29, 1997. The investment objectives, policies and strategies of the PBHG Advisor Blue Chip Growth Fund are substantially similar to those of the Compass Large Cap Growth Portfolio.

The following table compares the performance of the Compass Large Cap Growth Portfolio during Mr. Urquhart's tenure as its portfolio manager to the Russell 1000 Growth Index during the same time period.

====================================================================================================
                                                                   One Year            June 30,
                                                                 Period Ended        1995 through
                                                                  August 29,          August 29,
                                                                    1997(1)            1997(2)
----------------------------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio (Institutional                   37.93%              27.34%
Shares)
----------------------------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio (Class A Shares)                 37.31%              26.77%
----------------------------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio (Class B Shares)                 36.32%               N/A
----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                           39.36%              28.37%
====================================================================================================

---------------

(1)   Total Return for the period.
(2)   Annualized.


The PBHG Advisor Blue Chip Growth Fund and the Compass Large Cap Growth Portfolio are separate funds and the historical performance of the Compass Large Cap Growth Portfolio is not indicative of the potential performance of the PBHG Advisor Blue Chip Growth Fund.

The performance data shown above reflect the deduction of historical fees and expenses paid by the series corresponding to the applicable PBHG Advisor Funds, and not those expected to be paid by such PBHG Advisor Funds. The data also do not reflect the sales load borne by investors in Class A shares of the PBHG Advisor Funds, expenses paid under the Rule 12b-1 distribution plans for Class A and Class B shares of such Funds, or the contingent deferred sales charge applicable to Class B shares and certain Class A share purchases. In addition, although it is anticipated that each applicable PBHG Advisor Fund and its corresponding series will invest in similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the PBHG Advisor Funds to calculate their own performance.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the PBHG Advisor Funds or their shareholders. Accordingly, you are urged to consult your tax advisers regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.

Tax Status of the Funds

Each PBHG Advisor Fund is treated as a separate entity for federal income tax purposes and is not combined with the other PBHG Advisor Funds. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded RICs as defined under Subchapter M of the Code. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions

Each PBHG Advisor Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The PBHG Advisor Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the PBHG Advisor Funds (such as U.S. Treasury STRIPS, defined in the "Glossary of Permitted Investments") are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though such Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a PBHG Advisor Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from such Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax adviser to determine whether any portion of the income dividends received from a PBHG Advisor Fund is considered tax exempt in your particular state.

Dividends declared by a PBHG Advisor Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by such Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.

Each PBHG Advisor Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Tax Treatment of Transactions

Each sale, exchange or redemption of a PBHG Advisor Fund's shares is a taxable event to the shareholder.

Income derived by a PBHG Advisor Fund from securities of foreign issuers may be subject to foreign withholding taxes. The PBHG Advisor Funds may be able to treat shareholders as having paid their proportionate share of such foreign taxes.

                               GENERAL INFORMATION

The Company

PBHG Advisor Funds, Inc., an open-end management investment company, was incorporated in Maryland on January 9, 1998. The Company reserves the right to create and issue shares of additional portfolios. Each PBHG Advisor Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Funds under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. In addition to the Class A and Class B shares offered for sale by this Prospectus, the Company offers Class I shares which are available only to certain institutional investors and are not offered by this Prospectus. Class I shares do not carry the same sales charges and other expenses as Class A and Class B shares, which may affect performance. Class I shares have no preference over Class A and Class B shares. Investors may obtain more information concerning Class I shares by calling 1-888-800-2685.

The Adviser

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The sole shareholder of the Adviser is United Asset Management Corporation ("UAM"), a NYSE listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $16 billion in assets. In addition to advising the PBHG Advisor Funds, the Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each PBHG Advisor Fund under an investment advisory agreement with the Company (the "Advisory Agreement"), on behalf of each of the Funds. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board of Directors of the Company.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.60% for the PBHG Advisor Core Value Fund; 0.60% for the PBHG Advisor Blue Chip Growth Fund; 0.60% for the PBHG Advisor Enhanced Equity Fund; 0.85% for the PBHG Large Cap Concentrated Fund; 0.75% for the PBHG Advisor New Opportunities Fund; 0.45% for the PBHG Advisor Master Fixed Income Fund; 0.30% for the PBHG Advisor Short-Term Government Fund; and 0.30% for the PBHG Advisor Cash Reserves Fund.

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those that are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless:
(i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

Gary L. Pilgrim, CFA serves as the portfolio manager of the PBHG Advisor New Opportunities Fund. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser since 1990 and is also a Director of the Adviser.

James D. McCall, CFA and Ellen A. McGee, CFA co-manage the PBHG Advisor Large Cap Concentrated Fund. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First National Bank of Maryland. Ms. McGee joined the Adviser in March 1997 and is a portfolio manager/analyst. Prior to joining the Adviser, Ms. McGee was Vice President and Senior Portfolio Manager with First Union Capital Management from August 1995 until March 1997, Vice President and Portfolio Manager with NationsBank Private Client Group from May 1994 until August 1995, and Vice President and Senior Institutional Portfolio Manager with First National Bank of Maryland from April 1991 until May 1994.

Robert Urquhart, CFA manages the PBHG Advisor Blue Chip Growth Fund. Mr. Urquhart joined the Adviser from PNC Equity Advisor, where he was Managing Director responsible for management of approximately $1.5 billion in assets concentrated in large cap growth and growth and income products. Previously, Mr. Urquhart was Chief Financial Officer for Cole Financial Group where he had portfolio management responsibilities. Mr. Urquhart earned an MBA degree from Harvard University and a BS degree in Business/Finance from the University of Colorado.

Value Investors

Pilgrim Baxter Value Investors, Inc. (formerly, Newbold's Asset Management, Inc.), 825 Duportail Road, Wayne, PA 19087, a registered investment adviser that was formed in 1940, is a wholly-owned subsidiary of the Adviser. Value Investors currently has discretionary management authority with respect to over $4 billion in assets. In addition to sub-advising certain of the PBHG Advisor Funds, Value Investors provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies. Value Investors serves as the investment sub-adviser for the PBHG Advisor Core Value Fund pursuant to an investment sub-advisory agreement with the Company, on behalf of such Fund, and the Adviser (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Value Investors manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the PBHG Advisor Core Value Fund, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed daily and paid monthly at annual rates of 0.40%.

Gary D. Haubold, CFA manages the PBHG Advisor Core Value Fund. Mr. Haubold joined Value Investors in January 1997. Prior to joining Value Investors, Mr. Haubold was employed by Miller Anderson & Sherrerd ("MAS") from 1993 until 1997. At MAS, Mr. Haubold served as the co-manager of the Mid-Cap Value Fund of the MAS Fund from its inception in December 1994 through January 1997 and the co-manager of the Small Cap Value Fund of the MAS Fund from December 1994 through January 1997. Mr. Haubold was the person primarily responsible for the day-to-day management of those two mutual funds during the periods noted. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

Analytic

Analytic o TSA Global Asset Management, Inc., 700 South Flower Street, Suite 2400, Los Angeles, CA 90017 is a wholly owned subsidiary of UAM, the parent company of the Adviser.

Analytic was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA

Capital Management ("TSA") which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. Analytic serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1 billion. It has also managed another registered investment company since 1978.

Pursuant to an investment sub-advisory agreement with the Company and the Adviser, on behalf of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, Analytic, subject to the control and direction of the Adviser and the Board of Directors of the Company, manages the Funds in accordance with each Fund's stated investment objective and policies and makes investment decisions for the Funds.

Scott Barker, Greg McMurran and Bob Bannon are the portfolio managers for the PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund. Mr. Barker has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently served as a research analyst with Analysis Group, Inc. from October 1993 until April 1998. Previously he was with Zontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of Analytic and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of Analytic specializing in the fixed income area. He initially joined the firm in January 1996 when TSA merged with Analytic Investment Management, Inc. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. The portfolio managers are subject to the supervision of Analytic's investment management committee.

Dennis M. Bein and Harindra de Silva are the portfolio managers for the PBHG Advisor Enhanced Equity Fund. Mr. Bein has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently served as a senior associate for Analysis Group, Inc. from August 1990 until April 1998. Dr. de Silva is the President of the Analytic Optioned Equity Fund and serves as a managing director of Analytic, which he joined in May of 1995. He concurrently served as a principal of Analysis Group, Inc. from March 1986 until April 1998. The portfolio managers are subject to the supervision of Analytic's investment management committee.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the sub-advisory agreement, the Adviser pays Analytic an annual fee based on the average daily net assets of each Fund as follows:

PBHG Advisor Master Fixed Income Fund                           0.25%
PBHG Advisor Enhanced Equity Fund                               0.40%
PBHG Advisor Short-Term Government Fund                         0.10%

Wellington Management

Wellington Management Company, LLP serves as the investment sub-adviser for the PBHG Advisor Cash Reserves Fund pursuant to an investment sub-advisory agreement with the Company, on behalf of the PBHG Advisor Cash Reserves Fund, and the Adviser. Under the sub-advisory agreement, Wellington Management manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the PBHG Advisor Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1997, Wellington Management had investment management authority with respect to approximately $174.5 billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, Massachusetts 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

The Administrator and Sub-Administrator

The Administrator provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Company. The principal place of business of the Administrator is 825 Duportail Road, Wayne, PA 19087.

The Sub-Administrator, an indirect wholly-owned subsidiary of SEI Investments Company ("SEI"), assists the Administrator in providing administrative services to the Company. For acting in this capacity, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

The Transfer Agent

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri, 64141-6534, serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement with the Company. From time to time, the Company may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the PBHG Advisor Funds, delivering, on behalf of the Company, proxy statements, annual reports, updated prospectuses, other communications regarding the Company, and related services as the Company or the beneficial owners may reasonably request.

Shareholder Servicing Agents

The Administrator acts as shareholder servicing agent for the Company. UAM SSC acts as sub-shareholder servicing agent for the Company.

The Distributor

The Company has entered into distribution agreements relating to the PBHG Advisor Funds (the "Distribution Agreements"), dated April 1, 1998, with the Distributor, a registered broker-dealer, pursuant to which the Distributor acts as the distributor of Class A and Class B shares of the PBHG Advisor Funds. The address of the Distributor is 825 Duportail Road, Wayne, Pennsylvania 19087. Certain directors and officers of the Company are affiliated with the Distributor.

The Distribution Agreements provide the Distributor with the exclusive right to distribute shares of the Funds directly and through institutions with whom the Distributor has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, the Distributor sells Class B shares at net asset value subject to a contingent deferred sales charge established by the Distributor. The Distributor is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by the Distributor. The Distribution Agreement for the Class B shares provides that the Distributor (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the 12b-1 distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of the Distributor. In the event the Class B shares Distribution Agreement is terminated, the Distributor would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of the Distributor; provided, however, that a complete termination of the Class B shares distribution plan (as defined in the plan) would terminate all payments to the Distributor. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

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Distribution Plans

The PBHG Advisor Funds have adopted Distribution Plans applicable to Class A and Class B shares.

       Class A Plan. The Distribution Plan applicable to Class A shares of the PBHG Advisor Funds (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act authorizes the Company to pay an aggregate amount of up to 0.35% of the average daily net assets of Class A shares of each Fund on an annualized basis to compensate the Distributor for certain promotional and other sales-related costs, and to pay selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of a Fund. The Company's directors have determined that payments under the 12b-1 distribution plan will currently be limited to 0.25%. Notice will be given to shareholders of any proposed increase in such amount. Payments can also be directed to selected institutions who have entered into service agreements with respect to Class A shares of the Funds and who provide continuing personal services to their customers who own Class A shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a PBHG Advisor Fund, in amounts of up to 0.25% of the average net assets of such Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to the Distributor in excess of 0.25% are characterized as an asset-based sales charge pursuant to the Class A Plan.

       Class B Plan. Each PBHG Advisor Fund also has adopted a Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays an aggregate amount of 1.00% of the average daily net assets on an annualized basis attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

       Class A and Class B Plans. Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a PBHG Advisor Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Thus, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Company will not be obligated to pay more than that fee, and if the Distributor's expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of NASD Regulation, Inc.

Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company, as defined by the 1940 Act, or by a vote of the holders of the majority of the outstanding shares of the applicable class.

Under the Plans, the Distributor may, in its discretion, from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

Financial intermediaries and any other person entitled to receive compensation for selling PBHG Advisor Fund shares may receive different compensation for selling shares of one class than another class.

For additional information concerning the operation of the Plans see the Statement of Additional Information.

Directors of the Company

The management and affairs of the Company are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company.

Voting Rights

Each share held entitles the shareholder of record to one vote for each dollar of net asset value of shares of stock owned by the shareholder. Shareholders of each PBHG Advisor Fund will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds of the Company will be voted on only by shareholders of the affected series. Shareholders of all series of the Company will vote together in matters affecting the Fund generally, such as the election of Directors or selection of independent accountants. Shareholders of each class of shares of the Company will vote separately on matters relating solely to that class of shares and not on matters relating solely to another class of shares. As a Maryland corporation, the Company is not

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

required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Company and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. In the event that such a meeting is requested, the Company will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting

The Company issues unaudited financial information semi-annually and audited financial statements annually for each PBHG Advisor Fund. The Company also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Year 2000 Compliance

There is general concern throughout the industry that a number of computer systems and software packages in use today may not be able to recognize the Year 2000 or accurately process information after December 31, 1999. The Company is actively working with the Adviser, the sub-advisers and the Company's other service providers, including but not limited to, the Administrator, Sub-Administrator, Distributor, Transfer Agent and Shareholder Servicing Agents to identify potential problems and develop plans reasonably designed to address these potential problems before the Year 2000. While there can be no absolute assurance that all service providers will be fully Year 2000-compliant or that non-compliant systems or software will have no impact at all, the Company believes that these steps will be successful in identifying and minimizing any negative impact associated with Year 2000 processing problems. Furthermore, the Company does not currently anticipate that there will be any material cost to the Company or any PBHG Advisor Fund as a result of this project.

Shareholder Inquiries

You may direct inquiries to the Company by writing to PBHG Advisor Funds, Inc., P.O. Box 419229, Kansas City, Missouri 64141-6229.

Dividends and Distributions

Substantially all of the net investment income (exclusive of capital gains) of a PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund) is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by each Fund at least annually. The PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term

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

Government Fund, and PBHG Advisor Cash Reserves Fund accrue dividends daily and pay them monthly to shareholders.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer. If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends and distributions of the PBHG Advisor Funds are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Company. Coopers & Lybrand L.L.P. serves as the independent accountants of the Company.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Company and each PBHG Advisor Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


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                                                                        Appendix

                        GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the PBHG Advisor Funds:

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bankers' Acceptance -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Derivatives -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

Equity Securities -- Securities that evidence ownership interests in a company, such as common stock and preferred stock. Investments in equity securities are subject to market risks which may cause their prices to fluctuate over time.

Foreign Currency Transactions -- Each PBHG Advisor Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A PBHG Advisor Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a PBHG Advisor Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the sub-adviser.

A PBHG Advisor Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities and Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each PBHG Advisor Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a PBHG Advisor Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts and Options on Futures Contracts -- The PBHG Advisor Funds may enter into futures contracts for the purchase or sale of securities, including, for the Fund, index contracts on foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. Each of the specified Funds may sell stock index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Each of the specified Funds may enter into futures contracts, and with respect to the Fund options thereon, to the extent that (i) aggregate initial margin deposits to establish positions other than "bona fide hedging" positions (and premiums paid for unexpired options on futures contracts) do not exceed 5% of the Fund's net assets and (ii) the total market value of obligations underlying all futures contracts does not exceed 20% of the value of the Fund's total assets or 50% of the value of each of the other specified Fund's total assets.

The PBHG Advisor Funds may also purchase and write options to buy or sell futures contracts. The Funds may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

Each PBHG Advisor Fund will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

Illiquid Securities -- Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors of the Company, the Adviser (as defined hereinafter) or applicable sub-adviser determines the liquidity of each PBHG Advisor Fund's investments and, through reports from the Adviser or sub-adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or sub-adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities (10% for the PBHG Advisor Cash Reserves Fund), it would seek to take appropriate steps to protect liquidity.

Mortgage-Related Securities -- Securities that include interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Mortgage-related securities not issued or guaranteed by U.S. Government agencies or instrumentalities are not considered U.S. Government securities for purposes of the 80% test for such securities in the PBHG Advisor Short-Term Government Fund. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The interest rates earned on such securities may be fixed, in the case of pools of fixed-rate mortgages, or variable, in the case of pools of adjustable-rate mortgages. Each PBHG Advisor Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, such as collateralized mortgage obligations, and in other types of mortgage-related securities.

An example of a mortgage-related security is a GNMA mortgage-backed certificate. Although the mortgage loans in the pool underlying the certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate will be substantially less because the mortgages may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages increases, thereby shortening the average life of the GNMA certificate. Conversely, when interest rates are rising, the rate of prepayment decreases, thereby lengthening the actual average life of the certificate. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the possibility of prepayment and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective then typical non-callable bonds of similar maturities at "locking in" higher yields during periods of declining rates, although they may have comparable risks to decline in value during periods of rising interest rates.

Options -- The PBHG Advisor Funds may invest in put and call options for various stocks and stock indices that are traded on national securities exchanges, from time to time as the Adviser deems to be appropriate. Options will be used for hedging purposes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time a Fund enters into such options.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Although the Funds will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser or the sub-adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. When writing options (other than covered call options), the Funds must establish and maintain a segregated account with the Fund's Custodian containing cash or other liquid assets in an amount at least equal to the market value of the option.

Receipts -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Repurchase Agreements -- Repurchase agreements are agreements by which a person (e.g., a PBHG Advisor Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New
York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a PBHG Advisor Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Fund may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Company. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. A Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Investing in Rule 144A securities may increase the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Funds.

Securities Lending -- In order to generate additional income, certain of the PBHG Advisor Funds may lend the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to 100% of the market value of the securities lent. Each Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser or sub-advisers to be of good standing and when, in the judgment of the Adviser or sub-advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk.

Swaps -- As a way of managing its exposure to different types of investments, a PBHG Advisor Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investments exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of investments and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. The Fund will enter into swaps only with counterparties deemed creditworthy by the Adviser.

Time Deposit -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Agency Obligations -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of STRIPS will have one class receiving all of the interest ("interest only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Variable and Floating Rate Instruments -- Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

When-Issued and Delayed-Delivery Securities -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets. The PBHG Advisor Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities.

                                      LOGO

                            PBHG ADVISOR FUNDS, INC.






                                   PROSPECTUS
                                 APRIL 20, 1998

                            PBHG Advisor Funds, Inc.

                               Investment Adviser:
                        Pilgrim Baxter & Associates, Ltd.

                                  Distributor:
                             PBHG Funds Distributor




                                      LOGO




                            The Power of Discipline.
                        The rewards of time.(Servicemark)


                    To open an account, receive information,
                      make inquiries or request literature:

                                 1-888-800-2685

                                    EXHIBIT C

                     Prospectus of The Analytic Series Fund

                            THE ANALYTIC SERIES FUND
                                 (800) 374-2633


                        PROSPECTUS DATED OCTOBER 20, 1997


         A No-Load, Open-End Fund With No Sales Charge or Redemption Fee


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Highlights................................................................   3
Fund Expenses.............................................................   6
Financial Highlights......................................................   7
Investment Objectives and Policies........................................  10
Investment Risks..........................................................  13
Who Should Invest.........................................................  15
Implementation of Policies................................................  16
Management of the Fund....................................................  31
Investment Adviser........................................................  31
The Share Price of Each Portfolio.........................................  35
Dividends, Capital Gains and Taxes........................................  36
General Information.......................................................  38
Yield, Total Return, and Other Calculations...............................  39
Shareholder Guide.........................................................  41
Opening an Account........................................................  41
Purchasing Shares.........................................................  41
Redeeming Shares..........................................................  43
Exchanging Shares.........................................................  47
Withdrawal Plan...........................................................  48

                              ABOUT THIS PROSPECTUS

     This Prospectus sets forth concisely the information you should know about the Fund before you invest. It should be retained for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and a copy may be obtained without charge by telephoning the Fund at (800) 374-2633.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the related Statement of Additional Information is October 20, 1997

                            THE ANALYTIC SERIES FUND
                                 (800) 374-2633

INVESTMENT OBJECTIVES           The Analytic Series Fund, a Delaware business
AND POLICIES                    trust (the "Fund"), is a no-load, open-end
                                diversified investment company or "mutual fund" presently consisting of 3 separate Portfolios, each with a distinct investment objective. The
                                Portfolios are: the Analytic Short-Term
                                Government Portfolio ("Short-Term Government
                                Portfolio"), the Analytic Master Fixed Income
                                Portfolio ("Master Fixed Income Portfolio"), and the Analytic Enhanced Equity Portfolio
                                ("Enhanced Equity Portfolio").

                                The investment objective of the Short-Term
                                Government Portfolio is to provide a high level of income consistent with both low fluctuations in market value and low credit risk. At least 80% of the total assets of the Portfolio will be invested in U.S. Government securities and up to 20% may be invested in securities of foreign issuers. The investment objective of the Master Fixed Income Portfolio is to provide above-average total returns from a diversified bond portfolio consisting primarily of domestic government, corporate, and mortgage-related fixed income securities. Up to 20% of the total assets of the Portfolio may be invested in securities of foreign issuers. The investment objective of the Enhanced Equity Portfolio is to provide above-average total returns from a diversified equity portfolio which consists primarily of domestic common stocks and related investments such as options and futures. Up to 20% of the total assets of the Portfolio may be invested in securities of foreign issuers.

OPENING AN ACCOUNT              Please complete and return the Account
                                Registration. If you need assistance in
                                completing this form, please call the Fund's sub-transfer agent at (800) 374-2633. There is no minimum investment for tax deferred retirement accounts; otherwise, the minimum initial investment is $5,000 invested in any proportion among the Portfolios. Shares may be purchased at net asset value per share, without a sales charge, next determined after receipt of a purchase order in good form.

                                   HIGHLIGHTS


THREE SEPARATE PORTFOLIOS       Investors may choose from any of the three
                                Portfolios of the Fund. The investment
                                characteristics of each Portfolio are
                                summarized in the chart below.

                                PORTFOLIO SUMMARY

                                                                                               May Use          May Use
                                                                                               Options          Foreign
Portfolio                                  Primary Investments                               and Futures       Securities
---------                                  -------------------                               -----------       ----------
Short-Term Government   Shorter term U.S. Treasury & U.S. Government agency fixed income        Yes             Yes
                        securities, with an average duration of 1 to 3 years
Master Fixed Income     Intermediate and longer term U.S. Government and high grade             Yes             Yes
                        corporate and mortgage-related fixed income securities
Enhanced Equity         Publicly traded common stocks with average capitalization               Yes             Yes
                        typical of medium to large companies

RISK CHARACTERISTICS            The securities in the Portfolios are subject to
                                various risks, including interest rate risk, credit risk, currency risk and equity risk. The following chart summarizes the Adviser's opinion of the exposure of each Portfolio to these risks and the expected price fluctuations due to these and other risks, based on the historical financial characteristics of the various securities.


                                  RISK SUMMARY

                           Interest Rate and          Equity Risk         Currency       Expected Portfolio
Portfolio                     Credit Risk             Equity Risk           Risk         Price Fluctuations
---------                  -----------------          -----------         --------       ------------------
Short-Term Government            Low                     None               Low            Low to Moderate
Master Fixed Income              High              Low to Moderate          Low           Moderate to High
Enhanced Equity                  Low                     High               Low           High to Very High

INVESTMENT                      ADVISER Analytic TSA Global Asset Management,
                                Inc. (the "Adviser"), 700 South Flower Street,
                                Suite 2400, Los Angeles, CA 90017, is the investment adviser of the Fund. The Adviser is a wholly owned subsidiary of United Asset
                                Management Corporation, a holding company described under "Management of the Fund" in the Statement of Additional Information.

DIVIDEND POLICY                 The Short-Term Government and Master Fixed
                                Income Portfolios declare a dividend each business day based on their respective net investment incomes. These dividends are paid on the first business day of each month. The
                                Enhanced Equity Portfolio declares and pays its net investment income on the last business day of the calendar quarter. All Portfolios distribute net realized capital gains, if any, annually.

TAXES Dividends and capital gains distributions paid by the Fund's Portfolios are generally subject to federal, state and local income taxes. However, depending on provisions of your state's tax law, the portion of a Portfolio's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. A sale of shares, whether by outright redemption or exchange, is a taxable event and may result in a capital gain or loss.

PURCHASING SHARES               Shares may be purchased by wire, mail, or
                                exchange from another Portfolio in the Fund, at net asset value per share, without a sales charge, next determined after receipt of a purchase order in good form. There is no minimum initial or subsequent purchase of Portfolio shares by tax deferred retirement plans
                                (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors
                                Act accounts. For other investors the minimum is $5,000 for an initial purchase, in any proportion among the Portfolios, and there is no minimum for subsequent purchases.

REDEEMING SHARES                Shares are redeemed without charge and
                                redemptions may be made by telephone, mail, or exchange to another Portfolio in the Fund.

ADMINISTRATIVE SERVICES         UAM Fund Services, Inc., a wholly-owned
                                subsidiary of United Asset Management
                                Corporation, is responsible for performing and overseeing all administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAM Fund Services has subcontracted certain of these services to Chase
                                Global Funds Services Company, an affiliate of
                                The Chase Manhattan Bank. Chase Global Funds
                                Services Company will act as the Fund's
                                sub-dividend disbursing agent, sub-transfer agent and sub-shareholder servicing agent.
                                Shareholder inquiries should be addressed to the Fund's sub-shareholder servicing agent at:
                                Analytic Funds, P.O. Box 2798, Boston, MA 02208;
                                telephone (800) 374-2633.

FUND EXPENSES                   The following table illustrates the expenses and
                                fees that a shareholder of the Fund will incur.
                                However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf (See
                                "Shareholder Guide -- Purchasing Shares"). The
                                "other" expenses set forth below are estimates for the fiscal year ending December 31, 1997 and are annualized based on each Portfolio's operations during the semi-annual period ended
                                June 30, 1997, except that they have been restated where applicable to reflect the current expense caps.

                                                                        Short-Term          Master         Enhanced
                                                                        Government       Fixed Income       Equity
Shareholder Transaction Expenses                                        Portfolio         Portfolio        Portfolio
--------------------------------                                        ----------       ------------      ---------
Sales Load Imposed on Purchases....................................         None              None            None
Sales Load Imposed on Reinvested Dividends.........................         None              None            None
Redemption Fees....................................................         None              None            None
Exchange Fees......................................................         None              None            None


                                                                         Short-Term          Master         Enhanced
                                                                         Government       Fixed Income       Equity
Annual Fund Operating Expenses                                           Portfolio         Portfolio        Portfolio
------------------------------                                           ----------       ------------      ---------
Management Fees (after expense reimbursement)*....................          0.00%             0.45%           0.00%
12b-1 Fees........................................................          None              None            None
Other Expenses (after expense reimbursement)*.....................          0.60              0.45            1.00
                                                                         ---------         ---------        ---------
Total Fund Operating Expenses (after expense reimbursement)*......          0.60%             0.90%           1.00%

* After reimbursement of expenses. The Adviser has voluntarily agreed to reimburse expenses of the Fund, including advisory fees (but excluding interest, taxes, and extraordinary expenses) that exceed 0.60%, 0.90% and 1.00% of average daily net assets for the Short-Term Government, Master Fixed Income and Enhanced Equity Portfolios, respectively, for the year ending December 31, 1997. Without such reimbursement, it is estimated based on the operations of each Portfolio during the semi-annual period ended June 30, 1997, adjusted in the case of the Master Fixed Income Portfolio for a decrease in assets since June 30, 1997, that annual expenses for each Portfolio for the year ending December 31, 1997 would be as follows:

                                                                        Short-Term          Master          Enhanced
                                                                        Government       Fixed Income        Equity
                                                                         Portfolio         Portfolio        Portfolio
                                                                        ----------       ------------       ---------
Management Fees...................................................         0.30%             0.45%            0.60%
Other Expenses....................................................         4.24%             2.66%            1.07%
                                                                           ----              ----             ----
Total Fund Operating Expenses.....................................         4.54%             3.11%            1.67%

EXAMPLE The following example illustrates the expenses you would pay on a $1,000 investment, assuming (1) a 5% annual rate of return and
            (2) redemption at the end of each period.

Portfolio                                                                 1 year     3 years     5 years      10 years
---------                                                                 ------     -------     -------      --------
Short-Term Government.............................................          $6         $19         $33          $ 75
Master Fixed Income...............................................           9          29          50           111
Enhanced Equity...................................................          10          32          55           122

     The purpose of the above information is to help an investor in the Fund to understand the various fees and expenses an investor will bear directly or indirectly. The example is not a representation of past or future expenses and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

     The financial statements in the tables below for each of the four years in the period ended December 31, 1996, and the one month ended December 31, 1992, have been audited by Deloitte & Touche LLP, independent auditors. Such financial statements and the report of Deloitte & Touche LLP thereon are incorporated by reference in the Statement of Additional Information. Also presented in the tables below are unaudited semi-annual financial statements for the six-month period ended June 30, 1997. Copies of the Fund's 1996 Annual Report to Shareholders and 1997 Semi-Annual Report to Shareholders may be obtained, at no charge, by telephoning the Fund at the telephone number appearing on the cover page of this Prospectus.

SHORT-TERM GOVERNMENT PORTFOLIO

                                                     Six Months
                                                        Ended                                                         One Month
                                                       June 30,               Year Ended December 31,                   Ended
                                                        1997        -----------------------------------------       December 31,
                                                     (Unaudited)      1996        1995       1994        1993            1992
                                                     -----------     ------     -------    -------     -------       ------------
Net asset value, beginning of period.........          $ 9.83        $ 9.98     $  9.55    $ 10.03     $ 10.03          $10.00
                                                       ------        ------     -------    -------     -------          ------
Income from investment operations
   Net investment income.....................            0.27          0.62        0.56       0.48        0.53            0.05
   Net realized and unrealized gains (losses)
      on investments.........................           (0.06)        (0.10)       0.43      (0.48)       0.00            0.03
                                                       ------        ------     -------    -------     -------          ------
      Total from investment operations.......            0.21          0.52        0.99       0.00        0.53            0.08
                                                       ------        ------     -------    -------     -------          ------
Less distributions:
   From net investment income................            0.27          0.66        0.56       0.48        0.53            0.05
   Return of capital.........................            0.00          0.01        0.00       0.00        0.00            0.00
                                                       ------        ------     -------    -------     -------          ------
      Total distributions....................            0.27          0.67        0.56       0.48        0.53            0.05
                                                       ------        ------     -------    -------     -------          ------
Net asset value, end of period...............          $ 9.77        $ 9.83     $  9.98    $  9.55     $ 10.03          $10.03
                                                       ------        ------     -------    -------     -------          ------
Total return.................................            2.20%         5.28%      10.65%      0.00%       5.37%           9.38%
                                                       ------        ------     -------    -------     -------          ------
Ratios/supplemental data
Net assets, end of period ($000).............          $1,049        $1,008     $27,880    $24,481     $26,097          $7,619
Ratio of expenses to average net assets......            4.54%+        0.76%       0.82%      0.85%       0.75%           0.77%+
Ratio of net investment income to average net
   assets....................................            5.56%+        5.99%       5.76%      5.37%       4.91%           5.45%+
Portfolio turnover rate......................            0.00%        31.48%      10.15%      3.21%      85.69%           0.00%

     Gross of Adviser reimbursed expenses. With expense reduction, such ratios would have been 0.60%+, 0.56%, 0.50%, 0.45%, 0.45%, and 0.45%+
     for the six months ended June 30, 1997, for each of the years in the periods ended December 31, 1996, and for the month ended December 31, 1992, respectively.

+  Annualized

MASTER FIXED INCOME PORTFOLIO

                                                     Six Months
                                                        Ended                                                         One Month
                                                       June 30,               Year Ended December 31,                   Ended
                                                         1997        ----------------------------------------        December 31,
                                                     (Unaudited)      1996        1995      1994        1993             1992
                                                     -----------     -------    -------    ------     -------       ------------
Net asset value, beginning of period.........          $ 10.27       $ 10.41    $  9.50    $10.26      $10.06           $10.00
                                                       -------       -------    -------    ------      ------           ------
Income from investment operations
   Net investment income.....................             0.28          0.58       0.61      0.64        0.67             0.04
   Net realized and unrealized gains (losses)
      on investment and option transactions..             0.04         (0.01)      0.91     (0.75)       0.41             0.06
                                                       -------       -------    -------    ------      ------           ------
      Total from investment operations.......             0.32          0.57       1.52     (0.11)       1.08             0.10
                                                       -------       -------    -------    ------      ------           ------
Less distributions:
   From net investment income................             0.28          0.58       0.61      0.64        0.67             0.04
   From net realized gains...................             0.00          0.12       0.00      0.01        0.21             0.00
   In excess of net realized gains...........             0.00          0.01       0.00      0.00        0.00             0.00
                                                       -------       -------    -------    ------      ------           ------
   Total distributions.......................             0.28          0.71       0.61      0.65        0.88             0.04
                                                       -------       -------    -------    ------      ------           ------
Net asset value, end of period...............          $ 10.31       $ 10.27    $ 10.41    $ 9.50      $10.26           $10.06
                                                       -------       -------    -------    ------      ------           ------

Total return.................................             3.19%         5.69%     16.43%    (1.04)%     10.94%           13.09%
                                                       -------       -------    -------    ------      ------           ------
Ratios/supplemental data
Net assets, end of period ($000).............          $31,038       $28,926    $24,868    $6,155     $ 8,066          $9,219
Ratio of expenses to average net assets......             0.90%+        0.97%      1.03%     1.17%       1.04%           1.05%+
Ratio of net investment income to average net
   assets....................................             5.61%+        5.66%      5.99%     7.16%       6.39%           5.63%+
Portfolio turnover rate......................            10.56%        21.95%     31.82%    44.30%     105.39%           0.00%
Average commission rate......................          $0.0220       $0.0418    $0.0277

     Gross of Adviser reimbursed expenses and expenses indirectly paid through broker arrangements. With both expense reductions, such ratios would have been 0.90%+, 0.72%, 0.69%, 0.60%, 0.60% and 0.60%+ for the six months ended
     June 30, 1997, for each of the years in the periods ended December 31, 1996, and for the month ended December 31, 1992, respectively.

     The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+ Annualized

ENHANCED EQUITY PORTFOLIO


                                                     Six Months
                                                        Ended                                                         One Month
                                                       June 30,               Year Ended December 31,                   Ended
                                                         1997        -----------------------------------------       December 31,
                                                     (Unaudited)      1996       1995       1994        1993             1992
                                                     -----------     -------    -------    ------      ------        ------------
Net asset value, beginning of period.....              $ 12.09       $ 12.94    $  9.83    $10.15      $10.02           $ 10.00
                                                       -------       -------    -------    ------      ------           -------
Income from investment operations
   Net investment income.................                 0.07          0.21       0.23      0.28        0.40              0.01
   Net realized and unrealized gains
      (losses) on investments
      and options .......................                 1.94          2.74       3.22     (0.32)       0.62              0.02
                                                       -------       -------    -------    ------      ------           -------
        Total from investment
          operations ....................                 2.01          2.95       3.45     (0.04)       1.02              0.03
                                                       -------       -------    -------    ------      ------           -------
Less distributions:
   From net investment income............                 0.06          0.21       0.23      0.28        0.40              0.01
   From net realized gains...............                 0.00          3.58       0.11      0.00        0.37              0.00
   In excess of net realized gains.......                 0.00          0.01       0.00      0.00        0.00              0.00
   Return of capital.....................                 0.00          0.00       0.00      0.00        0.12              0.00
                                                       -------       -------    -------    ------      ------           -------
   Total distributions...................                 0.06          3.80       0.34      0.28        0.89              0.01
                                                       -------       -------    -------    ------      ------           -------
Net asset value, end of period...........              $ 14.04       $ 12.09    $ 12.94    $ 9.83      $10.15           $ 10.02
                                                       -------       -------    -------    ------      ------           -------
Total return.............................                16.65%        22.95%     35.36%    (0.37)%     10.07%            4.08%
                                                       -------       -------    -------    ------      ------           -------



Ratios/supplemental data
Net assets, end of period ($000).........              $ 4,838       $ 3,519    $ 2,318    $1,511      $  903           $12,823
Ratio of expenses to average net assets..                 1.67%+        1.51%      1.33%     1.35%       1.35%             1.07%+
Ratio of net investment income to average
   net assets............................                 1.31%+        1.53%      2.02%     3.24%       2.16%             1.66%+
Portfolio turnover rate..................               113.80%       179.47%     10.15%    24.75%      76.34%            25.20%
Average commission rate..................              $0.0272       $0.0658    $0.0431

     Gross of Adviser reimbursed expenses and expenses paid indirectly through broker arrangements.With both expense reductions, such ratios would have been 1.00%+, 0.91%, 0.50%, 0.24%, 0.57%, and 0.70%+ for the six months ended June 30, 1997, for each of the years in the periods ended December 31, 1996, and for the month ended December 31, 1992, respectively.

     The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+ Annualized

INVESTMENT OBJECTIVES           The investment objectives and policies of each
  AND POLICIES                  Portfolio are listed below. The objectives are
                                fundamental and may not be changed without shareholder approval. However, the investment policies, practices, and strategies employed in pursuit of each Portfolio's objective are not fundamental and may be changed without shareholder approval. Because there are risks inherent in all securities investments, there is no assurance that these objectives will be achieved.

Short-Term Government           Investment Objective:
  Portfolio
                                The investment objective of the Short-Term
                                Government Portfolio is to provide a high level of income consistent with both low fluctuations in market value and low credit risk.

                                Investment Policies:

                                The Short-Term Government Portfolio seeks to achieve its investment objective by investing primarily in U.S. Treasury or U.S. Government agency securities to minimize credit risk. To minimize fluctuations in market value, the Portfolio is expected, under normal market conditions, to maintain a dollar weighted average maturity and weighted average duration between 1 and 3 years. Duration is the weighted average time to receipt of both principal and interest payments of a debt security and also a measure of the sensitivity of fixed income related investments to interest rate changes.

                                Under normal market conditions, the Short-Term Government Portfolio will invest at least 80% of its total assets in U.S. Government securities. Subject to certain additional limitations, the remainder of the Portfolio's assets may be invested in other high grade debt securities, securities of foreign governments and supranational organizations considered to be of high grade investment quality, currency-rate and interest rate-related options and futures, and cash and cash equivalents. The high grade investment standard for the Fund includes only those securities with (i) over 1 year original maturity and rated at the time of purchase a minimum of A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), (ii) under 1 year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser at the time of purchase to be equivalent to these ratings. See the discussion of ratings under "Implementation of Policies" below.

                                The Portfolio may also invest in repurchase agreements collateralized by U.S. Government securities. For temporary defensive purposes, the Portfolio may reduce the average duration to less than 1 year. See "Implementation of Policies" for a description of these investment practices of the Portfolio and the additional limitations that may apply to some of the investments described above.

Master Fixed Income Portfolio   Investment Objective:

                                The investment objective of the Master Fixed
                                Income Portfolio is to provide above-average total returns from a diversified bond portfolio consisting primarily of U.S. Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average" total returns means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

                                Investment Policies:

                                The Master Fixed Income Portfolio seeks to achieve its objective by investing primarily in U.S. Treasury, U.S. Government, and U.S. dollar denominated high grade securities, including mortgage-related securities. The weighted average duration of the Portfolio's fixed income investments is generally expected, under normal market conditions, to range between 3 and 10 years.

                                Under normal market conditions, the Master Fixed Income Portfolio will invest at least 65% of its total assets in U.S. dollar denominated, high grade, fixed income debt securities. The high grade investment standard for the Fund includes only those securities with (i) over 1 year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's, (ii) under 1 year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or
                                (iii) unrated securities determined by the Adviser at the time of purchase to be equivalent to these ratings. See the discussion of ratings under "Implementation of Policies" below.

                                Subject to certain additional limitations, under normal market conditions, the remainder of the Portfolio's assets may be invested in floating rate and other types of debt securities, high grade non-U.S. dollar denominated debt securities, below high grade fixed income securities, convertible securities, "synthetic convertible" positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Portfolio may also invest in interest and currency rate-related derivative securities. For temporary defensive purposes, the Portfolio may retain all or part of its assets in high grade, U.S. dollar denominated debt securities or cash and cash equivalents. See "Implementation of Policies" for a description of these investment practices of the Portfolio and the additional limitations that may apply to some of the investments described above.

Enhanced Equity Portfolio       Investment Objective:

                                The investment objective of the Enhanced Equity Portfolio is to provide above-average total returns from a diversified equity portfolio which consists primarily of common stocks and related investments such as options and futures. For this purpose, "above average" total returns means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

                                Investment Policies:

                                The Enhanced Equity Portfolio seeks to achieve its objective by investing primarily in the publicly traded common stocks of U.S. domiciled corporations and options and futures that relate to such stocks. While the Portfolio may invest in stocks of any market capitalization, it is anticipated that the average capitalization of the Portfolio's stocks will be typical of medium to large companies (typically $15 billion or higher). A company's market capitalization is the total stock market value of its outstanding shares.

                                Under normal market conditions, the Enhanced
                                Equity Portfolio will invest at least 65% of its total assets in common stocks of U.S. domiciled corporations and equity-type investments that relate to U.S. domiciled corporations. Equity-type investments include preferred stock, warrants, and convertible securities. See "Implementation of Policies" for a description of certain additional limitations on the percentage of the Portfolio that may be invested in some of the equity-type investments.

                                Subject to certain additional limitations, the remainder of the Portfolio's assets may be invested in foreign equity and equity-type securities, equity related options and futures contracts, debt securities of investment grade or below, the shares of other investment companies, and cash or cash equivalents awaiting investment.

                                For temporary defensive purposes, the Portfolio may retain all or part of its assets in high grade, U.S. dollar denominated debt securities or cash and cash equivalents. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio and the additional limitations that may apply to some of the investments described above.

                                To manage the Portfolio, the Adviser is
                                currently using a proprietary model for
                                investment in domestic common stocks, based on work pioneered by Professor Robert A. Haugen. As a result, the Adviser currently intends to invest primarily in such stocks. See the Statement of Additional Information for further information regarding the application of this model.

INVESTMENT RISKS                All of the Portfolios are expected to have
                                fluctuations in their net asset values. However, the Short-Term Government Portfolio is expected to have the lowest volatility of the three
                                Portfolios and the Enhanced Equity Portfolio is expected to have the highest.

Certain Investment Risks        These fluctuations in value are associated with
                                various risks to which the securities in the Portfolios are subject. These risks include, but are not limited to, interest rate risk, credit risk, currency risk, and equity risk. These risks are described below. In addition, the trading practices of the Portfolios (such as their use of mortgage-related securities, foreign securities and options and futures strategies) will expose them to additional risks, discussed below under "Implementation of Policies" and in the Statement of Additional
                                Information.

                                Each Portfolio that holds fixed income
                                securities is subject to varying degrees of interest rate risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.

                                Each Portfolio that holds fixed income
                                securities is also subject to varying degrees of credit risk. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal. The credit risk to which a Portfolio is subject depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields than higher-quality bonds. Each Portfolio that holds foreign securities is subject to currency risk. Currency risk is the potential for changes in value because of changes in the exchange rate between the currency in which principal and interest on the security are payable and the U.S. dollar. Currency fluctuations will affect the value of the Portfolios' shares irrespective of the performance of its underlying investments.

                                A Portfolio that holds common stocks and equity-type investments is subject to equity risk. Equity risk is the potential for price declines. The magnitude of this risk associated with any particular investment can vary widely depending on the business and financial condition of the issuer, market conditions in general, the type of investment, and the extent to which the position may be hedged.

Short-Term Government           The Short-Term Government Portfolio should be
                                subject to relatively low interest rate and credit risk, but should have no equity risk.
                                Because of the short-term average duration of this Portfolio, it is expected to exhibit low to moderate price fluctuations as interest rates change. The Portfolio's average duration and maturity should also exhibit low to moderate fluctuations. With respect to the Portfolio's primary investments, credit risk should be negligible for its U.S. Treasury securities, and only slightly higher for its U.S. Government agency obligations (some of which are not explicitly guaranteed by the U.S. Government).
                                Risks associated with the Portfolio's other investments, in securities of foreign governments, mortgage-related securities, options and futures contracts, and repurchase agreements, are discussed under "Implementation of Policies" below.

Master Fixed Income             The Master Fixed Income Portfolio will have a
  Portfolio                     higher degree of both interest rate risk and
                                credit risk than the Short-Term Government
                                Portfolio. With respect to its primary
                                investments, the Portfolio is expected to exhibit moderate to high fluctuations as interest rates change, because it will generally have significant holdings of both intermediate-term and longer-term bonds. The
                                Portfolio will also have various credit risks as a result of holding obligations of high grade securities of non-governmental issuers. It will also have low to moderate equity risk as a result of its investment in convertible and synthetic convertible security positions and covered call and cash secured put investments.
                                Risks associated with the Portfolio's other investments, including convertible and synthetic convertible positions, covered call and cash secured put investments, non-investment grade fixed income securities, foreign securities and interest and currency-related derivative securities, are discussed under "Implementation of Policies" below. Reflecting these increased risks, the Portfolio will generally offer higher yields than the Short-Term Government Portfolio.

Enhanced Equity                 The Enhanced Equity Portfolio is expected to be
  Portfolio                     subject primarily to equity risk, and to exhibit
                                high to very high price fluctuations, as is characteristic of common stocks and equity funds in general. The price fluctuations of this Portfolio can generally be expected to be greater than either of the other Portfolios. The
                                Portfolio's use of options, futures contracts, foreign and non-investment grade debt securities will also expose it to certain additional risks, discussed under "Implementation of Policies" below.

WHO SHOULD INVEST               Because of potential fluctuations in the share
                                price of all of the Portfolios in the Fund, any of the Portfolios may be inappropriate for short-term investors who require maximum stability of principal. For example, money market funds attempt to maintain a stable net asset value and will provide more stability of principal and less risk than the Portfolios. You should base your selection of a Portfolio (or
                                Portfolios) on your own objectives, risk preferences, and time horizon. Both the Short-Term Government Portfolio and the Master
                                Fixed Income Portfolio are suitable for
                                investors with common stock holdings who are seeking a complementary fixed income investment to create a more diversified and balanced investment mix. The Enhanced Equity Portfolio is suitable for long-term investors seeking the generally higher average total returns that diversified stock portfolios have provided historically, and who can tolerate substantial price fluctuations and possible significant loss in value of their investment.

                                The Short-Term Government Portfolio is designed for investors who are seeking yields that are more durable and usually higher than those available from money market funds, and who can tolerate modest fluctuations in the value of their investment.

                                The Master Fixed Income Portfolio is designed for investors seeking total returns from a broadly diversified bond market investment with high grade credit quality, and who can tolerate relatively larger fluctuations in price. The yields from this Portfolio are generally expected to be higher and the income steadier than from a shorter maturity fund. However, these higher yields and steadier income levels come with greater fluctuations in total return. Because of these risks, the Master Fixed Income Portfolio is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term interest rate movements.

                                The Enhanced Equity Portfolio is designed for investors seeking the higher average total returns that diversified equity portfolios have provided over long term time horizons. The share price of the Portfolio is expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. Because of the risks inherent in equity investing and the general wisdom of diversification, investors should carefully consider what portion of their investment assets should be prudently allocated to equities. Because of these risks, the Enhanced Equity Portfolio is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

IMPLEMENTATION OF POLICIES      In addition to the investment policies described
                                above (and subject to certain restrictions described herein), the Portfolios may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Fund's Statement of Additional
                                Information.

Short-Term Investments          Each Portfolio may invest in short-term
                                investments in connection with its options and futures strategies (discussed below) and during periods when, in the opinion of the Adviser, attractive equity or longer maturity fixed income investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal market conditions, and excluding such short-term investments that are made in connection with options and futures contracts, no more than 20%
                                of the Master Fixed Income Portfolio's and 20% of the Enhanced Equity Portfolio's total assets, will be retained in cash and cash equivalents.
                                As a result of the collateral requirements associated with options and futures contracts, the percentage of each such Portfolio's total assets invested in cash and cash equivalents may be as high as 35%. Such investments may include
                                U.S. Treasury Bills and other U.S. Government and Government agency obligations with remaining maturities less than one year; certificates of deposit; banker's acceptances; commercial paper rated at the time of purchase A-1 by Standard &
                                Poor's or P-1 by Moody's; shares of money market mutual funds; and corporate, foreign and U.S.
                                Government, and supranational organization debt obligations with remaining maturities less than one year and with debt ratings by Standard &
                                Poor's, Moody's or other recognized rating agencies that are determined by the Adviser at the time of purchase to be equivalent to a cash equivalent rating of A-1/P-1. Such investments may include securities which offer a variable or floating rate of interest. In addition, and subject to a 5% limitation, the Master Fixed
                                Income Portfolio and the Enhanced Equity
                                Portfolio may also invest in short-term debt securities rated at the time of purchase A-2/P-2 or equivalent.

Government Securities           Each Portfolio may purchase U.S. Government
                                Securities. U.S. Government Securities include
                                (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S.
                                Government agencies and instrumentalities which are supported by the full faith and credit of the U.S. Treasury (such as Government National
                                Mortgage Association ("GNMA") Certificates), the right of the issuer to borrow an amount limited to a specific line of credit from the U.S.
                                Treasury, discretionary authority of the U.S.
                                Government to purchase certain obligations of the agency or instrumentality, or the credit of the instrumentality. Agencies and instrumentalities include: Federal Land Banks,
                                Farmers Home Administration, Federal Farm Credit
                                Banks, Federal Home Loan Banks, Federal National
                                Mortgage Association ("FNMA"), GNMA, Federal
                                Home Loan Mortgage Corporation ("FHLMC"),
                                Student Loan Marketing Association, Financing
                                Corporation, Tennessee Valley Authority,
                                Resolution Funding Corporation, Farm Credit
                                Financial Assistance Corporation, Private Export
                                Funding Corporation, and others.

Floating Rate and Other         Each Portfolio may invest in securities which
  Debt Securities               offer a variable or floating rate of interest.
                                Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly or semi-annually). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, or some other objective measure. Such obligations are often secured by letters of credit or other credit support arrangements provided by banks. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that, at the time of the investment, the obligations are of comparable quality to the other obligations in which a particular Portfolio may invest. The
                                Adviser will consider on an ongoing basis the creditworthiness of the issuers of such instruments in the Fund's Portfolios.

                                Each Portfolio may also from time to time invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. A Portfolio will not purchase any security in one of these categories if, as a result of such purchase, more than 5% of its net assets would be invested in such category of securities.

Repurchase Agreements           Each Portfolio may invest in repurchase
                                agreements for the purpose of managing its short-term cash. In a repurchase agreement, the seller (a U.S. commercial bank or recognized
                                U.S. securities dealer) sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one to seven days). In these transactions, which are the economic equivalents of loans by the Portfolio, the securities purchased by the Portfolio will at all times have a total value equal to or in excess of the value of the repurchase obligation.

                                While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Portfolio will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and certain reputable broker-dealers. In addition, the Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a seller, the Portfolio will seek to liquidate such collateral. However, to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Mortgage-Related Securities     Each Portfolio may invest in mortgage-related
                                securities. Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others.
                                Mortgage-related securities not issued or guaranteed by U.S. Government agencies or instrumentalities are not considered U.S.
                                Government securities for purposes of the 80% test for such securities in the Short-Term
                                Government Portfolio. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
                                The interest rates earned on such securities may be fixed, in the case of pools of fixed-rate mortgages, or variable, in the case of pools of adjustable-rate mortgages. Each Portfolio may also invest in debt securities which are secured with collateral consisting of U.S.
                                mortgage-related securities, such as
                                collateralized mortgage obligations, and in other types of mortgage-related securities, limited in the aggregate to 5% of each Portfolio's net assets.

                                An example of a mortgage-related security is a GNMA mortgage-backed certificate. Although the mortgage loans in the pool underlying the certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate will be substantially less because the mortgages may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages increases, thereby shortening the average life of the GNMA certificate. Conversely, when interest rates are rising, the rate of prepayment decreases, thereby lengthening the actual average life of the certificate. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the possibility of prepayment and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective then typical non-callable bonds of similar maturities at "locking in" higher yields during periods of declining rates, although they may have comparable risks of decline in value during periods of rising interest rates. See "Investment Objectives and Policies" in the Statement of Additional Information.

Foreign Securities              Each Portfolio may invest its assets directly in
                                the securities of foreign issuers and
                                supranational organizations ("foreign
                                securities"), or options and futures related to foreign securities, subject to the following additional limitations. Foreign securities may be denominated in U.S. dollars or in a foreign currency.

                                The Short-Term Government Portfolio will limit its foreign securities to (i) 20% of Portfolio total assets, and (ii) high grade debt obligations issued or guaranteed by foreign governments, agencies, instrumentalities, or their political subdivisions, or supranational agencies, and judged by the Adviser to have a credit risk at the time of purchase comparable to a domestic A or better credit rating.

                                The Master Fixed Income Portfolio and the
                                Enhanced Equity Portfolio will limit their non-U.S. dollar denominated foreign security investments to 20% of Portfolio total assets, but have no percentage limitation on the amount invested in foreign securities which are U.S. dollar denominated, including investments in foreign securities in domestic markets through depository receipts. Foreign debt securities that these two Portfolios purchase will generally be high grade as the Master Fixed Income Portfolio and the Enhanced Equity Portfolio have adopted a 5% limitation on non-investment grade securities (See "Non-Investment Grade Securities").

                                Foreign debt securities that these two
                                portfolios purchase will generally be high grade as the Master Fixed Income Portfolio and the Enhanced Equity Portfolio have adopted a 5% limitation on below high grade fixed income securities and a 5% limitation on below high grade convertible securities (See "Below High Grade Securities"). Foreign investments involve risks which are in addition to the risks inherent in domestic investments. In many countries, there is less publicly available information about issuers, including governments, than is available in the reports and ratings published about issuers in the United States. In addition, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Portfolio may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Portfolio's income without providing a tax credit for Portfolio shareholders. Obtaining judgments, when necessary, in foreign countries may be more difficult and more expensive than in the United States. Although each Portfolio intends to invest in securities of foreign governments or issuers located in developed nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage, or political or social instability which could affect investments in those nations. These factors are considered when making foreign security investments and the Adviser would make such investments when they are expected to provide higher income or higher total returns to compensate for such increased risks beyond those of domestic investments.

Options and Futures             Each Portfolio may utilize various call option,
  Strategies                    put option, and financial futures strategies in
                                pursuit of its objective. Option contracts, futures contracts, and various other financial contracts are also known as derivative securities, because their values depend on the values of a more basic underlying security (or perhaps multiple underlying securities), which may be a common stock, a fixed income or other debt security, a foreign currency exchange rate, a stock index, or some other financial instrument or index. The Short-Term Government
                                Portfolio will limit its use of derivative securities to those which are primarily interest rate or currency exchange rate related.

                                These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation.

                                A call option on securities gives the purchaser of the option the right (but not the obligation) to buy from the writer of the option the underlying securities at the exercise price during the option period. Similarly, a put option on securities gives the purchaser of the option the right (but not the obligation) to sell to the writer of the option the underlying securities at the exercise price during a the option period.

                                A financial futures contract is a commitment by both the buyer and the seller of the contract to trade the underlying financial instrument at a price and time agreed upon when the contract is executed. The financial instrument may be a stock index, bond index, interest rate, foreign currency exchange rate, or other similar instrument. The contract may include an option held by the seller with regard to the specific underlying instrument to be delivered from a class of instruments and the specific day of delivery within a delivery month. Options on futures contracts are similar to options on securities, with the futures contract playing the role of the underlying security.

                                Options on indexes and currencies, and futures on indexes, are similar to options and futures on securities, with the underlying index or currency playing the role of the underlying security, and with the difference that at the end of the option or future period there is generally a cash settlement between buyers and sellers instead of delivery of the underlying security.

                                Options may be traded on an exchange
                                (exchange-traded options) or may be customized agreements between the Portfolio and a counter-party, often a brokerage firm, bank, or other financial institution. These customized agreements are also known as "over-the-counter" or OTC options. Futures contracts are normally traded as standardized contracts on exchanges. When firm commitment type agreements similar to futures are traded over-the-counter they are usually known as forward contracts. Exchange-traded options and futures have the additional financial backing of an intermediary known as a clearing corporation, whereas OTC options and forwards have no such intermediary and are subject to the credit risk that the counter-party will not fulfill its obligations under the contract. While each Portfolio, to the extent that it utilizes derivative securities, intends to primarily utilize exchange-traded options and futures, it may also utilize OTC options, currency forward contracts, and other OTC derivative securities. No Portfolio will invest, at the time of purchase, more than 5% of its net assets in the purchase of OTC options or invest more than 5% of its net assets in the purchase of forward contracts.

                                Although options on securities and financial futures by their terms call for actual delivery and acceptance of securities, in many cases the contracts are closed out before the expiration date by selling contracts that are owned or by buying contracts that have been sold or written. Like any security transaction, this may produce a realized gain or loss to the Portfolio. Open positions are valued whenever a Portfolio's assets are valued and the Portfolio will have an unrealized gain or loss depending on the difference between the current value of the position and the opening value when the position was entered.

                                Writing Covered Put and Call Options on
                                Securities or Indexes The Portfolios will not write uncovered options or utilize written options to create leverage, but instead will write only covered calls and covered puts.

                                Writing a covered call option on securities or indexes means that the Portfolio will own at the time of selling the option (1) the underlying security (or securities convertible into the underlying security without additional consideration), or (2) a call option on the same security or index with the same or lesser exercise price, or (3) a call option on the same security or index with a greater exercise price, with the difference between the exercise prices maintained as a segregated account containing cash, U.S. Government securities or other liquid high-grade debt securities, or (4) liquid high-grade segregated debt securities equal to the fluctuating market value of the optioned securities which is marked-to-the-market daily, or (5) in the case of an index, a portfolio of securities which correlates with the index.

                                Writing a covered put option on securities or indexes means that the Portfolio will, at the time of selling the option (1) enter a short position in the underlying security or index portfolio, or (2) purchase a put option on the same security or index with the same or greater exercise price, or (3) purchase a put option on the same security or index with a lesser exercise price, with the difference between the exercise prices maintained as liquid high-grade segregated debt securities, or (4) maintain the entire exercise price as liquid high-grade segregated debt securities. No Portfolio will write put options if as a result more than 25% of the Portfolio's assets would be represented by debt securities segregated for such put options.

                                The Master Fixed Income Portfolio will only write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. An in-the-money covered call option is an investment in which the Portfolio purchases common stock and sells a call option with an exercise price that is below the market price of the stock at the time of the option sale. An out-of-the-money covered put option is an investment in which the Portfolio sells a put option on a common stock or stock index with an exercise price that is below the market price of the stock or index at the time of the option sale and maintains the exercise price as high-grade segregated debt securities.

                                Purchasing Put and Call Options on Securities or Indexes Each Portfolio may purchase put and call options on securities or indexes in pursuit of its objective. The Portfolio may, at the same time, have a long orcovered short position in the underlying security or index, and may have written covered options on the same security or index. Hence, the Portfolio's entire position in a particular security may be complex, consisting of a number of different option positions, a possible position in the underlying security, and a possible segregated debt securities holding.

                                Convertible Securities, Synthetic Convertible Investments, Certain Covered Call and Cash Secured Put Investments, and Warrants.

                                The Master Fixed Income Portfolio and the
                                Enhanced Equity Portfolio may invest in
                                securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Portfolio during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. No more than 5% of a Portfolio's total assets will be invested in convertible securities rated at the time of purchase lower than A or equivalent. See "Investment Objective and Policies" in the Statement of Additional Information and "Securities Ratings" below.

                                In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in the common stock of the same issuer.

                                Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio's entire investment therein).

                                The Master Fixed Income Portfolio and the
                                Enhanced Equity Portfolio may each invest up to 35% of their total assets in convertible securities, synthetic convertible and certain combinations of covered call and cash secured put investments. A synthetic convertible investment is a combination investment in which the Portfolio purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant. The Portfolios may also write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. Convertible securities, synthetic convertible and in-the-money covered calls and out-of-the-money cash secured puts are not taken into account when determining whether the Portfolios have met the requirements that 65% of their total assets be invested in fixed income and equity securities (see "Investment Objectives and Policies" above).

                                While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non- convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Portfolio will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Portfolio's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Portfolio may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Portfolio does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

                                Covered call and cash secured put investments are subject to the risks associated with common stocks and options described above. While such investments have a combined volatility similar to that of long-term corporate bonds, the Adviser believes they provide greater returns than investment in such bonds.

                                Purchase and Sale of Financial Futures, and
                                Options on Financial Futures.

                                Each Portfolio may purchase or sell financial and other futures contracts and options on financial and other futures contracts in pursuit of its objective.

                                Futures contracts and their related options may be purchased or sold for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transactions costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Portfolio investment in the underlying security or index or securities highly correlated to the underlying index. As with all of the investment strategies that a Portfolio may employ, there can be no assurance that any such strategy will achieve its objective.

                                A Portfolio's futures and related options transactions will be conducted within the following limitations:

                                (i) When a Portfolio sells a futures contract, the value of that contract will not exceed the total market value of the portfolio securities being hedged;

                                (ii) A Portfolio will write only covered call and put options on futures;

                                (iii) When a Portfolio purchases a futures contract it will maintain the market value of the contract in liquid high-grade segregated debt securities as described above.

                                (iv) A Portfolio will not enter into futures and options on futures contracts which would cause the aggregate sum of the initial margins for such contracts and related option premiums to exceed 5% of the Portfolio's net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

                                Certain Risk Factors Associated with Hedging
                                Strategies When a Portfolio utilizes futures or options to hedge the price fluctuations of securities it may own or want to purchase, the Portfolio is exposed to the risk of imperfect correlation between the futures or options and the securities being hedged. That is, the prices of the securities being hedged may not move in the same amount, or even in the same direction, as the hedging instrument. The Adviser will attempt to minimize this risk by investing only in those contracts whose behavior is expected to resemble the Portfolio securities being hedged. However, if the Adviser's judgment about the general direction of interest rates, market value, volatility, and other economic factors is incorrect, the Portfolio would have been better off without the use of such hedging techniques. In addition, there is the risk of a possible lack of a liquid secondary market and the resultant inability to close a futures or option position prior to its maturity or expiration date. If the Adviser determines that the ability to close such a position early is important to its investment strategy, it will only enter such positions on an exchange with a secondary market that it judges to be appropriately active.

Covered Short Sales             To hedge against market risks, each Portfolio
                                may make covered short sales of securities in pursuit of its objective. A covered short sale is a sale of borrowed securities in which the Portfolio will (1) own at the time of selling the securities, the underlying security (or securities convertible into the underlying security without additional consideration), or
                                (2) own a call option on the same security with the difference between the exercise price and any margin required to be deposited in connection with the short sale at the broker maintained as liquid high-grade segregated debt securities. Total segregated collateral for short sales will not exceed 10% of a Portfolio's net assets at any one time. Until the fiscal year beginning January 1, 1998, in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, a
                                Portfolio must derive less than 30% of its gross income from the sale of securities it has held for less than three months (the "three month gain rule"). The three month gain rule may limit a Portfolio's ability to sell a portfolio security short, or to terminate its short position, at a time when the Adviser believes it would be advantageous to do so. A Portfolio will not enter into a short sale or purchase and deliver new securities to terminate its short position if such action would result in the taxation of Portfolio income at the Portfolio level.

Below High Grade Securities     The Short-Term Government Portfolio may not
                                purchase securities rated below A ("high grade" securities) and will sell securities whose ratings are downgraded to below high grade. The
                                Master Fixed Income Portfolio and the Enhanced
                                Equity Portfolio may each invest up to 5% of net assets in fixed income securities and up to 5% of net assets in convertible securities rated lower than the high grade investment standard employed by the Fund (i.e., rated BBB or lower).
                                The Master Fixed Income Portfolio and the
                                Enhanced Equity Portfolio will not necessarily sell particular securities whose ratings are downgraded to below A, but will sell sufficient amounts from the two classes of (i) below high grade fixed income securities or (ii) below high grade convertible securities to bring the total percentage of such securities to 5% or less in each class. Ratings of securities by rating agencies such as Standard & Poor's and Moody's evaluate the safety of principal and interest payments, not the market value risk associated with changes in interest rates. Credit rating agencies may fail to timely change such ratings to reflect subsequent events. A debt security may be assigned a lower rating or cease to be rated after its purchase by the Fund. For additional descriptions of the risks of these investments and the various rating grades, see the Statement of Additional Information
                                "Appendix -- Description of Bond Ratings".

Investments in Securities       Each of the Portfolios may purchase the
  of Other Investment           securities of other investment companies. The
  Companies                     Short-Term Government Portfolio may invest up to
                                20% of its total assets in such securities and the Master Fixed Income Portfolio and Enhanced
                                Equity Portfolio may each invest up to 35% of their respective total assets in such securities. However, no Portfolio may own voting stock of any one such investment company in an amount which, when aggregated with such stock owned by all affiliated persons of the Fund (as defined in the 1940 Act) exceeds 3% of the total outstanding voting stock of such investment company. Such transactions may in some cases raise a Portfolio's transaction costs relative to a direct investment in the same securities, but in some cases a Portfolio may benefit from being able to acquire a diversified investment in one purchase that could not be made economically in a direct fashion. As other investment companies pay management fees to their investment advisers, shareholders of a Portfolio which purchases such securities will bear the proportionate share of such fees as well as the management fees paid by the Portfolio. In addition, the 1940 Act provides that no investment company in which the Fund invests is obligated to redeem shares of such company owned by the Fund in an amount exceeding
                                1% of such company's outstanding shares during any period of less than thirty days.

                                Investments in the securities of other
                                investment companies by each Portfolio are intended to (i) provide an investment vehicle for each Portfolio's cash reserves that the Portfolio does not want to commit to riskier investments, (ii) facilitate each Portfolio's investment strategies in which high-grade collateral is required, or (iii) facilitate each Portfolio's investment strategies by acquiring investments in portfolios of securities more diversified or with specialized characteristics that could not be efficiently acquired directly. The Short-Term Government Portfolio will limit its purchases of the securities of other investment companies to those that invest primarily in the same securities that the Short-Term Government Portfolio may invest in directly.

Lending of Securities           Each Portfolio may lend its investment
                                securities to qualified institutional investors for the purpose of realizing income. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                                Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities at all times during which the securities are loaned by marking to market daily, and such loans will not exceed one-third of the total value of the Portfolio's securities. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks.
                                Loans are subject to termination at the option of the Fund or the borrower.

Delayed Delivery                The Fund may purchase securities on a
  Transactions                  when-issued or delayed delivery basis and sell
                                securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security.
                                When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date cash, U.S. Government securities or liquid high grade debt obligations in an amount sufficient to meet the purchase price.
                                When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio will not invest more than 25% of its total assets in when-issued and delayed delivery transactions.

Portfolio Turnover              A Portfolio will not attempt to achieve, nor
                                will it be limited to, a predetermined rate of portfolio turnover. Turnover rate is the lesser of purchases or sales of portfolio securities for a year, excluding all securities with maturities of one year or less, divided by the monthly average value of such securities. The turnover rates of the Enhanced Equity Portfolio and the Master Fixed Income Portfolio are not expected to exceed 150%. The turnover of the Short-Term Government Portfolio may be higher due to the short-term maturities of the securities purchased, but is not expected to exceed 300%. For the years ended December 31, 1996 and 1995, the portfolio turnover rates were 31.48% and 10.15% for the Short-Term Government
                                Portfolio, 21.95% and 31.82% for the Master
                                Fixed Income Portfolio, and 179.47% and 10.15% for the Enhanced Equity Portfolio. While higher portfolio turnover (100% or more) can involve correspondingly greater brokerage commissions and other transaction costs than lower turnover, and such commissions and costs must be borne by the Portfolio and its shareholders, the brokerage commissions associated with the
                                Short-Term Government Portfolio are expected to be substantially less than the other Portfolios as a percentage of assets, as short-term fixed income securities generally trade on a net basis or with a relatively small commission as a percentage of the value of the security. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. It is the Adviser's opinion that such turnover is not expected to affect the Short-Term Government Portfolio's status as a regulated investment company for federal tax purposes. See "Dividends,
                                Distributions and Taxes".

Borrowing                       Each Portfolio may borrow money from banks up to
                                a limit of 15% of the market value of its assets, but only for temporary or emergency purposes. The Portfolio would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that a Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than if it did not borrow. A Portfolio will repay any money borrowed in excess of 5% of the market value of its total assets prior to purchasing securities.

Investment Limitations          Each of the Portfolios has adopted certain
                                additional limitations designed to reduce its exposure to specific situations. These limitations are fundamental policies that cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding shares, as defined in the Investment Company Act of 1940. See "Investment Limitations" in the
                                Statement of Additional Information.

MANAGEMENT OF THE FUND          The Officers of the Fund manage its day to day
                                operations and are responsible to the Fund's
                                Board of Trustees.

INVESTMENT ADVISER              Analytic o TSA Global Asset Management, Inc.,
                                700 South Flower Street, Suite 2400, Los
                                Angeles, CA 90017, is the Adviser of the Fund.
                                The Adviser is a wholly owned subsidiary of United Asset Management Corporation, a holding company described under "Management of the Fund" in the Statement of Additional Information.

                                The Adviser was founded in 1970 as Analytic
                                Investment Management, Inc. one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, the Adviser acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. The Adviser serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1,000,000,000. It has also managed another registered investment company since 1978.

                                Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, subject to the control and direction of the Fund's Officers and Board of Trustees, manages the Portfolios of the Fund in accordance with each Portfolio's stated investment objective and policies and makes investment decisions for the Fund.

                                Short-Term Government and Master Fixed Income Portfolios

                                Scott Barker, Greg McMurran and Bob Bannon have been the portfolio managers for the Short-Term Government and Master Fixed Income Portfolios since November 1996. Mr. Barker has been a member of the portfolio management and research team for the Adviser since August 1995. He concurrently serves as a research analyst with Analysis Group, Inc. with which he has been associated since October 1993. Previously, he was with Xontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of the Adviser and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of the Adviser specializing in the fixed income area. He initially joined the firm in January 1996 when TSA Capital Management merged with the Adviser. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. They are subject to the supervision of the Adviser's investment management committee.

                                Enhanced Equity Portfolio

                                Dennis M. Bein, Harindra de Silva and
                                Charles L. Dobson have been the portfolio managers for the Enhanced Equity Portfolio since November 1996. Mr. Bein has been a member of the portfolio management and research team for the Adviser since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. with which he has been associated with since August 1990. Dr. de Silva is the President of the Fund and of the Analytic Optioned Equity Fund and serves as a managing director of the Adviser, which he joined in May of 1995. He concurrently serves as a principal of Analysis Group, Inc, which he joined in March 1986. Mr. Dobson is the Executive Vice President of the Fund and Analytic Optioned Equity Fund and has been a portfolio manager of the Adviser since 1978. They are subject to the supervision of the Adviser's investment management committee.

Management Fees                 As compensation for furnishing investment
                                advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement each Portfolio of the Fund pays the Adviser an annual fee based on the average daily net assets of that Portfolio. These annual fee schedules are:
                                Short-Term Government 0.30%
                                Master Fixed Income 0.45%
                                Enhanced Equity 0.60%

Distributor                     UAM Fund Distributors, Inc., a wholly-owned
                                subsidiary of United Asset Management
                                Corporation, is the distributor of the Fund's shares. Its principal office is located at 211
                                Congress Street, Boston, Massachusetts 02110.
                                Under a Distribution Agreement with the Fund
                                (the "Distribution Agreement"), the Distributor, as agent of the Fund, has agreed to use its best efforts as sole distributor of Fund shares. The
                                Distributor does not receive any fee or other compensation under the Distribution Agreement.
                                The Distribution Agreement provides that the Fund will bear costs of registration of its shares with the Securities and Exchange
                                Commission ("SEC") and various states as well as the printing of its prospectuses, its Statement of Additional Information and its reports to shareholders.

Administrative Services         UAM Fund Services, Inc., a wholly-owned
                                subsidiary of United Asset Management
                                Corporation, performs and oversees all
                                administrative, fund accounting, dividend disbursing and transfer agent services to the Fund pursuant to a Fund Administration Agreement with the Fund (the "Administration Agreement").
                                For its services UAM Fund Services receives a fee based on net assets. UAM Fund Services' principal office is located at 211 Congress
                                Street, Boston, Massachusetts 02110. UAM Fund
                                Services has subcontracted some of these services to Chase Global Funds Services Company, an affiliate of The Chase Manhattan Bank. Chase
                                Global Funds Services Company is located at
                                73 Tremont Street, Boston, Massachusetts 02108.

                                Chase Global Funds Services Company is the
                                Fund's sub-dividend disbursing agent,
                                sub-transfer agent and sub-shareholder servicing agent. The shareholder servicing phone number is
                                (800) 374-2633. All other administrative and accounting functions are performed by UAM Fund Services.

Expenses In addition to management and service fees, each Portfolio pays all costs and expenses of its operations, including fees of Trustees not affiliated with the Adviser, membership dues of trade associations, custodian, legal and accounting fees, interest charges, brokerage commissions, federal and state taxes, prospectuses and shareholder reports, expenses of shareholder meetings, and costs of registration and qualification of the shares of the Portfolio under various federal and state laws and maintaining and updating such registrations and qualifications on a current basis. Any shared expense of the Portfolios is generally apportioned to each Portfolio based on its relative total assets within the Fund unless some other expense allocation method is determined by the Board of Trustees to be more appropriate.

                                The Adviser has voluntarily agreed to reimburse annual Portfolio expenses including advisory fees (but excluding interest, taxes, and extraordinary expenses) that exceed 0.60%, 0.90% and 1.00% of average daily net assets for the Short-Term Government, Master Fixed Income and Enhanced Equity Portfolios, respectively, for the year ending December 31, 1997. During the first six months of 1997, the ratios of operating expenses to average net assets on an annualized basis in the Short-Term Government Portfolio, Master Fixed Income Portfolio, and Enhanced Equity Portfolio, before expense reimbursements, were 4.54%, 0.90% and 1.67%, respectively. In calculating Portfolio expenses for purposes of such reimbursement, any commission reimbursement from broker-dealers will not be applied. After December 31, 1997, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses of a Portfolio. Any such waiver or absorption will have the effect of lowering the overall expense ratio for a Portfolio and increasing the overall total return and yield to investors at the time any such amounts were waived and/or absorbed.

Brokerage                       Under the terms of the Investment Advisory
                                Agreement, the Adviser is authorized to employ broker-dealers to execute orders for the purchase and sale of portfolio securities and for other portfolio transactions who in its best judgment can provide "best execution". In determining the abilities of the broker-dealer to provide execution of a particular portfolio transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate each transaction by participation therein for its own account; the familiarity with sources from or to whom particular securities might be purchased or sold; the quality and continuity of service rendered by the broker-dealer with regard to a Portfolio's other transactions; and any other factors relevant to the selection of a broker-dealer for a particular and related transactions of a Portfolio. Provided that best execution is obtained, the Adviser may consider sales of the Portfolios' shares and the provision of research services to the Adviser as factors in the selection of broker-dealers to execute portfolio transactions.

                                Fixed income securities are traded primarily in the over-the-counter market. They are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of executing such portfolio transactions will primarily consist of dealer spreads and underwriting commissions. The Fund will always attempt to deal with dealers where better prices and execution are available. Securities may also be purchased directly from the issuer.

THE SHARE PRICE OF              The share price or "net asset value" per share
  EACH PORTFOLIO                of each Portfolio is computed once daily at 4:30
                                P.M. Eastern Time, after the close of trading of the New York Stock Exchange and the various option exchanges, or such other time as is determined by or under the direction of the Board of Trustees, on each day in which there is a sufficient degree of trading in the securities that might materially affect the Portfolio's net asset value. The Portfolios will not be priced on days when the New York Stock Exchange is closed. In addition, the Short-Term Government and Master Fixed Income Portfolios will not be priced on days when the bond market is closed, such as certain bank holidays, even though the New York Stock Exchange may be open. The share price is calculated by dividing the total value of the Portfolio's assets, less total liabilities, by the total outstanding shares of the Portfolio. Expenses and interest on portfolio securities are accrued daily.

                                Portfolio securities are valued based on market quotations or, if not readily available, at fair market value as determined in good faith under procedures established by the Board of Trustees. Bonds and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect fair market value. See "Portfolio Valuation" in the Statement of Additional Information.

DIVIDENDS, CAPITAL GAINS
  AND TAXES
Distributions                   Dividends consisting of net investment income
                                are declared and payable to shareholders of record daily by both the Short-Term Government and Master Fixed Income Portfolios. Such dividends are paid on the first business day of each month. Dividends consisting of net investment income of the Enhanced Equity
                                Portfolio are declared and payable to
                                shareholders of record on the last business day of each calendar quarter. For the purpose of calculating such dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. In addition, net realized capital gains of all Portfolios, if any, are distributed annually.

                                The Fund's dividend and capital gains
                                distributions may be reinvested in additional shares or received in cash. See "Selecting a Distribution Option".

Tax Status of the Fund          Each Portfolio of the Fund intends to qualify
                                for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code") so that it will not be liable for federal income taxes on amounts distributed to shareholders as dividends and capital gains. However, the Code contains a number of complex tests relating to qualification which a Portfolio might not meet in any particular year. If a Portfolio did not so qualify, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

Taxation of Shareholders        Distributions paid by each of the Portfolios
                                from net investment income are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long such shareholders have held their shares.

                                Any capital gain distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the distribution. Therefore, a capital gain distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes as discussed above. Accordingly, prior to purchasing shares, a shareholder should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

                                For corporate investors, dividends paid by the Short-Term Government Portfolio will generally not qualify for the dividends received deduction, a minimal amount of dividends paid by the Master Fixed Income Portfolio will qualify for the deduction, and some fraction of dividends by the Enhanced Equity Portfolio will qualify for such deduction. The Fund will notify its shareholders annually of the tax status of its dividends and capital gain distributions.

                                The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between Portfolios of the Fund.

                                Dividend distributions, capital gains
                                distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. However, depending on provisions of your state's tax law, the portion of a Portfolio's income derived from full faith and credit U.S. Treasury and agency obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of a Portfolio's income, if any, that may qualify for this exemption.

                                The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders who have not complied with IRS taxpayer identification regulations. Such withholding requirement may be avoided by certifying on the Account Registration your proper Social Security or Tax Identification Number and further certifying that you are not subject to backup withholding. Dividends, capital gains distributions, and redemption proceeds paid to foreign shareholders will generally be subject to withholding at the rate of 30% (or lower treaty rate). You should consult your own tax adviser regarding specific questions about federal, state, or local taxation.

GENERAL INFORMATION             The Fund is a Delaware business trust organized
                                on November 18, 1992. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The
                                Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of the three Portfolios described above.

Shares of Beneficial            The shares of each Portfolio, when
  Interest                      issued, are fully paid and non-assessable, are
                                redeemable at the option of the holder, are fully transferable and have no conversion or pre-emptive rights. Shares are also redeemable at the option of the Fund under certain circumstances (see "Redeeming Shares"). Each share of a Portfolio is equal as to earnings, expenses and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular
                                Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees. As of September 30, 1997,
                                Prison Law Office held of record more than 25% of the outstanding shares of the Enhanced Equity and Short-Term Government Portfolios and may be considered a controlling person of these Portfolios under the 1940 Act.

Share Certificates              All shares (including reinvested dividends and
                                capital gain distributions) are issued or redeemed in full and fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

Shareholder Services            Shareholder inquiries should be addressed to the
                                Fund's sub-shareholder servicing agent at:
                                Analytic Funds, P.O. Box 2798, Boston, MA 02208;
                                telephone (800) 374-2633.

Confirmation and Statements     Whenever a transaction takes place in an
                                account, a confirmation statement will be sent to the shareholder of such transaction. This confirmation statement will include complete details of all transactions for the calendar year to date. For purposes of confirming dividend and/or capital gain distributions, shareholders of the Short-Term Government and Master Fixed Income Portfolios may expect statements at least monthly, and shareholders of the Enhanced Equity Portfolio may expect statements at least quarterly.

Financial Statements            The Fund will send to shareholders of each of
                                the Portfolios an unaudited semi-annual
                                financial statement. The annual financial statements of the Fund will be audited by Deloitte & Touche LLP, independent public accountants.

Custodian Additional            The Fund's custodian is The Chase Manhattan
  Information                   Bank. This Prospectus, including the Statement
                                of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

YIELD, TOTAL RETURN, AND        From time to time the Fund may advertise the
  OTHER CALCULATIONS            "yield", "total return", and "average annual
                                total return" of one or more of the Portfolios.
                                Yield and return calculations are based on historical results, do not take into account any federal or state income taxes which may be payable, and are not intended to indicate future performance.

                                The "30-day yield" of a Portfolio is calculated by dividing net investment income per share earned during a thirty-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities after subtracting all expenses that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds.

                                "Total return" and "average annual total return" are more comprehensive measures of the Portfolio's historical performance than the "30-day yield". Total return measures both net investment income and the effect of realized and unrealized appreciation or depreciation of the Portfolio on a hypothetical shareholder, assuming reinvestment of all distributions into new Portfolio shares. Specifically, the total return for a stated period is calculated by assuming a hypothetical investment in a Portfolio at the beginning of a period; then, assuming reinvestment of all distributions into new Portfolio shares, the total return is calculated as the percentage change in the total dollar value of the investment over the period in question. Average annual total return expresses this same total return as an annualized rate which, if compounded annually over the same period, would result in the same total return.

                                These standardized performance measures present historical returns. In addition, the Fund may present non-standardized measures which relate to the returns and risk or variability of the returns of a Portfolio, including "standard deviation of returns", "beta", "alpha", and "duration". These measures are not standardized, as they involve choices regarding the length of historical measurement periods, the frequency of such measurements, the choice of market benchmarks, and other factors which are beyond the scope of current SEC performance standards. Hence, these measures may not be directly comparable among different funds or different measurers of the same funds. These risk measurements are also based on historical results and are not intended to be an indication of future performance.

                                The Fund may also include comparative
                                performance information in advertising or marketing shares.

                                SHAREHOLDER GUIDE

OPENING AN ACCOUNT              To open a new account, either by mail or by
                                wire, complete and return a signed Account
                                Registration. Please indicate the Portfolio(s) you have chosen and the respective amount(s) to be invested.

Minimum Investments             There is no minimum initial or subsequent
                                purchase of Portfolio shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the initial minimum purchase is $5,000 invested in any proportion among the Portfolios and there is no minimum for subsequent purchases.

PURCHASING SHARES               Shares of the Portfolios are purchased directly
                                from the Fund with no sales charge or commission at the net asset value per share next computed after an order and payment are received by the Fund. Any order received after 1:00 P.M. Pacific
                                Time will be processed at the next day's closing net asset value. Shares of a Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service
                                Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each
                                Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the subject Portfolio's assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were purchased directly from the Fund or its distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund.

                                Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange, and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of their business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

                                The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

By Mail                         Initial purchases of Fund shares may be made by
For initial investments,        mailing a signed Account complete and signed
completed and sign an           Account Registration Form together with a check
Account Registration Form.      made payable to The Analytic Series Fund
                                (reference Portfolio name), to: The Analytic
For subsequent investments,     Series Fund Street Address (overnight mail)
complete a Mail Remittance      P.O. Box 2798 73 Tremont Street  Boston,
Form.                           MA 02208 Boston, MA 02108
                                (800) 374-2633
                                For subsequent purchases, complete the Mail
                                Remittance Form (located on a statement) and return it to the above address with a check made payable to The Analytic Series Fund (reference
                                Portfolio name).

By Wire                         Before wiring funds, you must telephone the
sub-transfer agent at           Fund's sub-transfer agent at (800) 374-2633 with
Telephone (800) 374-2633        the sending bank's name, date and amount being
before wiring funds.            wired to insure proper investment. There is no
                                charge by the Fund for wire purchases. Federal funds wiring instructions are:

                                           The Chase Manhattan Bank
                                                ABA #021000021
                                The Analytic Series Fund -- (Name of Portfolio)
                                             credit DDA 9102791614
                                       Account Registration: (your name)
                                       Account #: (your account number)

                                Please be sure your bank includes the name of the Portfolio and your account's registration name and, in the case of subsequent investments, the account number assigned by the Fund.

                                Note: Federal funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business. FOR INITIAL PURCHASES
                                ONLY: No purchases will be processed until a completed and signed Account Registration Form has been received.

By Exchange                     You may open an account for a new Portfolio or
                                purchase additional shares in any Portfolio by making an exchange from an existing Portfolio account or from an existing account in the Analytic Optioned Equity Fund. You may not open an account by exchange unless you have completed an account application. If you open an account by exchange, the new account will have identical registration and special instructions (such as Distribution Option, Telephone Redemption
                                Instructions, Telephone Exchange Privileges, and duplicate confirmation/statements) as the existing account.

                                For further information concerning exchanges, see "EXCHANGING SHARES".

Selecting a Distribution        You must select one of the three distribution
  Option                        options by indicating so on the Account
                                Registration:

                                Automatic Reinvestment Option -- Both dividends and capital gains distributions will be reinvested in additional Portfolio shares. This option will be selected for you automatically unless you specify one of the other options.

                                Cash Dividend Option -- Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Portfolio shares.

                                All Cash Option -- Dividends and capital gains distributions will be paid in cash.

                                To change your option, written instructions with signature(s) guaranteed must be received by the Fund's sub-transfer agent 5 business days prior to the effective date of the change. For further information concerning signature guarantees, see "SIGNATURE GUARANTEES".

REDEEMING SHARES                Shares are redeemed without charge at the net
                                asset value per share next computed after instructions and required documents are received in proper form. Any instructions received after 4:00 P.M. Eastern Time will be processed at the next day's net asset value. See the discussions below, under "By Telephone", "By Mail" and "By
                                Exchange" for information regarding the required documents. To be in "proper form" the documents must be complete and executed by all required parties.

                                Any redemption may be more or less than your cost, depending on the market value of the securities held by the Portfolio. Payment will be made as promptly as possible but in no event later than 3 business days from the day the redemption request is received. See "Redemption of Shares" in the Statement of Additional Information for certain restrictions that may apply.

By Telephone                    Provided that Telephone Redemption Privileges
                                have been established (by completing the "Telephone Redemption Privileges" portion of the Account Registration or by subsequent written instructions with signature(s) guaranteed), a shareholder may redeem all or part of his shares by calling the Fund's sub-transfer agent at
                                (800) 374-2633.

                                No request for telephone redemption will be accepted except where redemption proceeds are to be remitted to a bank account that has been predesignated in writing. The redemption proceeds will be wired by the Fund without charge to the bank designated in the instructions. Any changes to the telephone redemption instructions must be in writing with signature(s) guaranteed.

                                The Fund's sub-transfer agent will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the sub-transfer agent include requiring the following information at the time of the telephone call:

                                Account number;
                                Registration of account; and
                                Social Security Number or Tax I.D.

                                NOTE: Neither the Fund nor the sub-transfer agent is responsible for unauthorized telephone redemptions by a person reasonably believed to be a shareholder unless the sub-transfer agent has received written notice canceling the telephone redemption authorization. The Fund may change or discontinue the telephone redemption privilege without notice. For your protection, the Fund and its agents reserve the right to record all calls.

                                The Fund reserves the right to refuse a
                                telephone redemption if it believes it is advisable to do so. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. If a shareholder is unable to reach the Fund's sub-transfer agent by telephone, shares may be redeemed in writing as described below.

By Mail A shareholder may redeem all or part of his shares by written request to the Fund's sub-transfer agent at the address set forth under "Purchasing Shares -- By Mail" above. The written request must be endorsed by the registered owner(s) exactly as the account is registered, including any special capacity of the registered owner(s). Where the owner(s) have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account, the Fund requires that the signature(s) be guaranteed. Fiduciaries, corporations, and other entities may also be required to furnish supporting documents.

By Exchange                     Shares may be redeemed by making an exchange
                                into another Analytic Series Fund Portfolio or for shares of the Analytic Optioned Equity Fund.
                                For more information, see "EXCHANGING SHARES".

Delayed Payment                 In the event that the Fund is requested to
                                redeem shares for which it has not received good payment (e.g., cash or cashier's check on a U.S.
                                bank), it may delay the mailing of a redemption check until such time as it is determined that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right to delay the mailing of a redemption check where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received, unless the Fund has been advised that the check used for investment has been cleared for payment by the shareholder's bank. However, such delay will not be longer than 15 days after the purchase date.

                                The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under certain other circumstances permitted by the SEC.

Payment-in-Kind                 The Fund has made an election with the SEC to
                                pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in readily marketable investment securities or in cash, as the Trustees may deem advisable. However, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "The Share Price of Each
                                Portfolio" and a redeeming shareholder will normally incur brokerage expenses if the shareholder converts these securities to cash.

Backup Withholding The Fund is required to withhold 31% of redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the Account Registration your proper Social Security or Taxpayer Identification Number and by further certifying that you are not subject to backup withholding.

Signature Guarantees            To protect the shareholder's account and the
                                Fund from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the party who has authorized the redemption.
                                A guarantor must be a commercial bank or trust company; a broker or dealer, municipal securities broker or dealer, or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association. Signature guarantees are required for:

                                any redemption request for an account where the owner(s) have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account;

                                transfers or exchanges between accounts which are not identically registered;

                                the addition of, or change in the address and wiring instruction for, financial institutions designated to receive redemptions sent directly into a shareholder's account; and

                                redemptions involving disputed or deceased shareholder accounts.

                                The Fund reserves the right to request
                                additional information from, and make reasonable inquiries of, any eligible guarantor institution.

Minimum Account Balance         With the exception of qualified retirement plan
  Requirement                   accounts, the Fund may liquidate any
                                shareholder's account whenever, due to
                                redemptions, the value of the account falls below the minimum account balance of $1,000 and the shareholder fails to purchase sufficient shares to bring the value of the account to $1,000 within 90 days after receiving written notice sent by the Fund.

EXCHANGING SHARES               Should your investment goals change, you may
                                exchange your shares between the Portfolios in the Fund or for shares of the Analytic Optioned
                                Equity Fund. Exchanges are processed at the net asset value per share next computed after the receipt of instructions in proper form. Any instruction received after 4:00 P.M. Eastern
                                Time will be processed at the next day's net asset value.

By Telephone                    Provided that Telephone Exchange Privileges have
                                been established (by completing the "Telephone
                                Exchange Privileges" portion of the Account
                                Registration or by subsequent written
                                instructions with signature(s) guaranteed), a shareholder may exchange all or part of his shares by calling the Fund's sub-transfer agent at (800) 374-2633.

                                The Fund's sub-transfer agent will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the sub-transfer agent include requiring the following information at the time of the telephone call:

                                Account number;
                                Registration of account; and Social Security
                                Number or Tax I.D.

                                NOTE: Neither the Fund nor the sub-transfer agent is responsible for unauthorized telephone exchanges by a person reasonably believed to be a shareholder unless the sub-transfer agent has received written notice canceling the telephone exchange authorization. The Fund may change or discontinue the telephone exchange privilege without notice. For your protection, the Fund and its agents reserve the right to record all calls.

                                The Fund reserves the right to refuse a
                                telephone exchange if it believes it is
                                advisable to do so. Telephone exchanges may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls. If a shareholder is unable to reach the Fund's sub-transfer agent by telephone, shares may be exchanged in writing as described below.

By Mail A shareholder may exchange all or part of his shares by written request to the Fund's sub-transfer agent at the address set forth under "Purchasing Shares -- By Mail" above. The written request must be endorsed by the owner(s) exactly as the account is registered, including any special capacity of the registered owner(s). The Fund requires that the signature(s) be guaranteed.

Important Exchange              Before you make an exchange you should consider
  Information                   the following:

                                Please read the prospectus of the Fund or of Analytic Optioned Equity Fund before making an exchange.

                                An exchange is treated as a redemption and a purchase and any gain or loss on the transaction is taxable.

                                Recently purchased shares may not be exchanged until payment for the purchase has been collected. The Fund reserves the right to defer honoring exchange requests where shares to be exchanged have been purchased by check within 15 days prior to the date of the exchange request, unless the Fund has been advised that such check has been cleared for payment by the shareholder's bank.

                                Exchanges are accepted only if the registrations of the accounts are identical.

                                The redemption and purchase price of shares redeemed by exchange is the net asset value per share of the respective Portfolios next computed after the Fund receives instructions in proper form.

                                No exchange can be made unless the shares to be purchased have been registered in the state of the purchaser.


Exchange Privilege              The Fund's exchange privilege is not intended to
  Limitations                   afford shareholders a way to speculate on
                                short-term market movements. Accordingly, in order to prevent excessive use of the Exchange
                                Privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund may establish a policy of limiting excessive exchange activity.

WITHDRAWAL PLAN                 A shareholder may establish a Withdrawal Plan
                                under which the shareholder receives a check monthly, quarterly, or annually in a predetermined amount of not less than $100. All income dividends and any realized gain distributions attributable to the account will be reinvested at net asset value on the payment dates, as with other shareholder accounts, and shares of the Portfolio(s) will be redeemed from the account in order to make the required withdrawal payment. If a date is not specified by the shareholder, then monthly distributions under the Withdrawal Plan will be processed on the first business day of the month, quarterly distributions will be processed on the last business day of the calendar quarter, and annual distributions will be processed on the last business day of the calendar year. The shareholder may change or terminate his Withdrawal Plan instructions by notifying the Fund in writing at the address set forth above under "Purchasing Shares -- By Mail" at least 5 business days prior to the effective date of the change.


Important Withdrawal Plan       Withdrawal payments should not be considered
  Information                   dividends, yield, or income on an investment,
                                since portions of each payment may consist of a return of capital. Depending upon the size and frequency of payments and fluctuations in value of the Fund's shares redeemed, redemptions for the purpose of making Withdrawal Plan disbursements may reduce or even exhaust a shareholder's account.

Officers and Trustees
Chairman of the
Board of Trustees.........................................  Michael F. Koehn
Trustee...................................................  Michael D. Butler
Trustee...................................................  Robertson Whittemore
President.................................................  Harindra de Silva
Executive Vice President and Secretary....................  Charles L. Dobson
Treasurer.................................................  Gregory M. McMurran
Senior Vice President.....................................  Angelo A. Calvello
Senior Vice President.....................................  Marie Nastasi Arlt


        Investment Advisor

        Analytic o TSA Global Asset Management, Inc.
        700 South Flower Street, Suite 2400
        Los Angeles, CA 90017

        Transfer Agent, Dividend Disbursement Agent, and Shareholder Relations Servicing Agent

        UAM Fund Services, Inc.
        c/o Chase Global Funds Services Company
        P.O. Box 2798
        Boston, MA 02208

        Custodian

        The Chase Manhattan Bank
        1211 Avenue of the Americas
        New York, NY 10036

        Counsel

        Paul, Hastings, Janofsky & Walker LLP
        555 South Flower Street
        Los Angeles, CA 90071

        Independent Accountants

        Deloitte & Touche LLP
        1000 Wilshire Blvd.
        Los Angeles, CA 90017

        The Analytic Series Fund

        c/o Chase Global Funds Services Company
        P.O. Box 2798
        Boston, MA 02208
        Phone: (800) 374-2633

        No dealer, salesman or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Adviser. This Prospectus does not constitute any offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                             -----------------------

                                 ANALYTIC FUNDS

                                  The Analytic
                                   Series Fund

                             -----------------------

                                 Enhanced Equity

                               Master Fixed Income

                              Short-Term Government

                                   Prospectus
                                October 20, 1997

                                ABCDEFGHIJKLMNOPQ

                              ----------------------

                                    EXHIBIT D

                Discussion of Performance of Analytic Portfolios

                                    EXHIBIT D

                DISCUSSION OF PERFORMANCE OF ANALYTIC PORTFOLIOS


         Reproduced below is a discussion of the performance of the Analytic Portfolios for the year ended December 31, 1997 and was included in its Annual Report dated December 31, 1997.

         The U.S. stock markets continued to climb during the fourth quarter of 1997. Large capitalization ("Blue Chip") indices, such as the S&P 500 Index, continued their strong showing in the U.S. equity markets. Despite its setback of -3.34% in October, the S&P 500 Index returned 2.87% for the quarter and returned 33.36% for the year ended December 31, 1997. The performance of small capitalization stocks tailed off, with the S&P Small Cap 600 Index down - 3.10% for the quarter, bringing the return for the year ended December 31, 1997 down to 25.85%. All of the above returns are with dividends reinvested.

         U.S. fixed income markets also continued their rise during the fourth quarter of 1997. Steady economic growth fueled the bond market and all parts of the yield curve benefited. Shorter-term (1-3 years) Treasury issues were up 1.68% for the quarter and 6.66% at year end while intermediate-term (5-10 years) Treasury issues increased 3.51% for the quarter and 10.00% at year end. Longer-term issues gained the most, with 15+ year Treasury issues up 6.69% for the quarter and 15.38% at year end.

Enhanced Equity Portfolio

         As of December 31, 1997, your Portfolio's net asset value increased 29.86% for the year, after a decline of -0.57% in the fourth quarter, while the S&P 500 Index increased 33.36% and 2.87% for the same periods, both with dividends reinvested. At quarter end, your Portfolio's share price was $13.72 after paying its 18th consecutive quarterly dividend from net investment income of $0.05 per share and a capital gain of $1.81. With the addition of the fourth quarter, your Portfolio has now increased 44.66% versus the S&P 500's 44.37% since September 30, 1996, since the inception of the new stock selection model.

         The Fund's success is evident in its Morningstar performance and risk-adjustment performance (Sharpe ratio) -rankings-the Fund ranks in the top quintile and top quartile, respectively, of all (1,651) domestic equity mutual funds for the most recent three-year period ended December 31, 1997.

Master Fixed Income Portfolio

         As of December 31, 1997, your Portfolio was up 2.17% for the quarter and 10.04% at year end. The Lehman Brothers Government/Corporate Bond Index
(LBGC) was up 3.21% for the quarter and 9.75% at year end. At quarter end, the Portfolio's share price was $8.84 after paying its 18th consecutive quarterly dividend from net investment income. The total quarterly dividend paid through December 31 was $0.149 per share with a long term capital gain of $1.84, and the SEC 30-day yield was 6.36%.


         Morningstar ranks the Master Fixed Income Portfolio among the top 5% of the over 250 funds in its category on both a three-year absolute performance basis and a risk-adjusted performance basis (Sharpe ratio).

Short-Term Government Portfolio

         As of December 31, 1997, your Portfolio's return was 1.22% for the quarter and 5.49% at year end. The Merrill Lynch 1 to 3 Year Treasury Index increased 1.68% and 6.66%, respectively, for the same periods. At quarter end, the Portfolio's share price was $9.81 after paying its 18th consecutive quarterly dividend from net investment income. The fourth quarter dividend paid through December 31 was $0.140 per share, and the SEC 30-day yield was 5.47%.

         Morningstar ranks the Short-Term Government Portfolio among the top 10% of the nearly 400 funds in its category on a risk-adjusted performance basis (Sharpe ratio).

         These Portfolios are suited for investors with differing risk tolerance levels, allowing investors to easily adjust their portfolio within the Analytic Family of Funds. Should you have any questions regarding your Portfolios' investment strategy or results, please do not hesitate to call us at 1-800-374-2633.

                            PBHG ADVISOR FUNDS, INC.
                        PBHG Advisor Enhanced Equity Fund
                      PBHG Advisor Master Fixed Income Fund
                     PBHG Advisor Short-Term Government Fund
                               825 Duportail Road
                            Wayne, Pennsylvania 19087
                            Toll Free: (888) 800-2685


                            THE ANALYTIC SERIES FUND
                       Analytic Enhanced Equity Portfolio
                     Analytic Master Mixed Income Portfolio
                    Analytic Short-Term Government Portfolio
                     c/o Chase Global Funds Services Company
                                  P.O. Box 2798
                        Boston, Massachusetts 02228-2798
                            Toll Free: (800) 374-2633

                       STATEMENT OF ADDITIONAL INFORMATION

       (1998 Special Meeting of Shareholders of The Analytic Series Fund)


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated April 27, 1998 for the Special Meeting of Shareholders of The Analytic Series Fund (the "Fund") to be held on May 28, 1998. Copies of the Combined Proxy
Statement and Prospectus may be obtained at no charge by writing the Portfolios at the address shown above or by calling 1-888-800-2685.


     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.


     The date of this Statement of Additional Information is April 27, 1998.


                                TABLE OF CONTENTS

THE COMPANY.................................................................  2
DESCRIPTION OF PERMITTED INVESTMENTS........................................  2
DIRECTORS AND OFFICERS OF THE COMPANY.......................................  2
ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF
      DISTRIBUTION..........................................................  2
PORTFOLIO TRANSACTIONS......................................................  2
DESCRIPTION OF SHARES.......................................................  2
DETERMINATION OF NET ASSET VALUE............................................  2
TAXES.......................................................................  2
PERFORMANCE DATA............................................................  3
FINANCIAL INFORMATION.......................................................  3


Appendix I - PBHG Advisor Funds, Inc. Statement of Additional Information Appendix II - Annual Report of The Analytic Series Fund
Appendix III - Statements of Assets and Liabilities of the PBHG Funds

THE COMPANY

This Statement of Additional Information relates to PBHG Advisor Funds, Inc. (the "Company") and each of the PBHG Advisor Funds listed on the first page of this Statement of Additional Information. Each Fund is a separate series of the Company, which was incorporated in Maryland on January 9, 1998 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). No shares of PBHG Advisor Funds have been issued as of the date of this Statement of Additional Information.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the Company's fundamental and nonfundamental policies adopted by its Board of Directors, see heading "Description of Permitted Investments" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's officers and directors identifying those who are interested persons of the Company as well as stating their aggregate renumeration, see heading "Directors and Officers of the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF
DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "The Advisor", "The Sub-Advisor," "The Administrator and Sub-Administrator," "The Distribution Plans," and "The Distributor" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Portfolio Transactions" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's capital stock, see heading "Description of Shares" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Determination of Net Asset Value" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Taxes" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see headings "Computation of Yield" and "Calculation of Total Return" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited Financial Statements of the Analytic Series Fund and the report thereon by Deloitte & Touche, LLP, are set forth in the Annual Report of the Analytic Series Fund dated December 31, 1997, which is incorporated herein by reference and attached hereto as Appendix II.

Statements of Assets and Liabilities of the Company at March 20, 1998, and the report thereon by Coopers & Lybrand, LLP are incorporated herein by reference and attached hereto as Appendix III.


Pro forma financial statements are not presented as the Analytic Portfolios are being combined with a shell of the corresponding PBHG Advisor Fund. The only significant change in pro forma total operating expenses is the addition of a 0.25% 126-1 fee for the PBHG Funds. These changes are presented in the expense tables.

                            PBHG Advisor Funds, Inc.

                               Investment Adviser:
                        Pilgrim Baxter & Associates, Ltd.

                                  Distributor:
                             PBHG Funds Distributor


                                      LOGO


                            The Power of Discipline.
                        The rewards of time.(Servicemark)



                    To open an account, receive information,
                      make inquiries or request literature:



                                 1-888-800-2685

                                    Company:
                            PBHG ADVISOR FUNDS, INC.

                                   Portfolios:
                          PBHG ADVISOR CORE VALUE FUND
                      PBHG ADVISOR VALUE OPPORTUNITIES FUND
                        PBHG ADVISOR NEW CONTRARIAN FUND
                             PBHG ADVISOR REIT FUND
                       PBHG ADVISOR BLUE CHIP GROWTH FUND
                     PBHG ADVISOR GROWTH OPPORTUNITIES FUND
                        PBHG ADVISOR ENHANCED EQUITY FUND
                             PBHG ADVISOR TREND FUND
                    PBHG ADVISOR LARGE CAP CONCENTRATED FUND
                           PBHG ADVISOR GROWTH II FUND
                       PBHG ADVISOR NEW OPPORTUNITIES FUND
              PBHG ADVISOR GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                      PBHG ADVISOR MASTER FIXED INCOME FUND
                          PBHG ADVISOR HIGH YIELD FUND
                     PBHG ADVISOR SHORT-TERM GOVERNMENT FUND
                         PBHG ADVISOR CASH RESERVES FUND
              (each, a "PBHG Advisor Fund" or "Fund," collectively,
                      the "PBHG Advisor Funds" or "Funds")

                                    Adviser:
                        PILGRIM BAXTER & ASSOCIATES, LTD.


This Statement of Additional Information is not a prospectus and relates only to each of the Funds listed above. It is intended to provide additional information regarding the activities and operations of PBHG Advisor Funds, Inc. and the Funds. The Statement of Additional Information should be read in conjunction with the Prospectus for the Fund shares dated April 20, 1998. The Prospectus for the Funds may be obtained by calling 1-888-800-2685.


                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
THE COMPANY................................................................ S-2
DESCRIPTION OF PERMITTED INVESTMENTS....................................... S-2
INVESTMENT LIMITATIONS.....................................................S-11
THE ADVISER................................................................S-16
THE SUB-ADVISERS...........................................................S-17
THE ADMINISTRATOR AND SUB-ADMINISTRATOR....................................S-20
THE DISTRIBUTION PLANS.....................................................S-20
THE DISTRIBUTOR............................................................S-23
HOW TO PURCHASE AND REDEEM SHARES..........................................S-24
THE CUSTODIANS.............................................................S-25
DIRECTORS AND OFFICERS OF THE COMPANY......................................S-25
COMPUTATION OF YIELD.......................................................S-27
CALCULATION OF TOTAL RETURN................................................S-28
PURCHASE AND REDEMPTION OF SHARES..........................................S-28
DETERMINATION OF NET ASSET VALUE...........................................S-29
TAXES......................................................................S-31
PORTFOLIO TRANSACTIONS.....................................................S-36
DESCRIPTION OF SHARES......................................................S-37
5% AND 25% SHAREHOLDERS....................................................S-38
FINANCIAL STATEMENTS.......................................................S-38


April 20, 1998

THE COMPANY


This Statement of Additional Information relates to PBHG Advisor Funds, Inc. (the "Company") and each of the PBHG Advisor Funds listed on the first page of this Statement of Additional Information. Each Fund is a separate series of the Company, which was incorporated in Maryland on January 9, 1998 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The charter of the Company permits the Company to offer separate classes of shares of each Fund. Shareholders may purchase shares through separate classes, which provide for differences in distribution costs, voting rights and dividends ("Classes"). Except for these differences, each share of each Class of a Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to all Classes of shares of the Company. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined herein are defined in each Prospectus offering shares of the PBHG Advisor Funds.


DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a PBHG Advisor
Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a PBHG Advisor Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Investment Company Shares

Investment company shares that each PBHG Advisor Fund may invest in are limited to shares of money market mutual funds, except as set forth under "Investment Limitations" below. Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit an investment company from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition: (i) the investment company owns more than 3% of the total voting stock of the company; (ii) more than 5% of the investment company's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the investment company are invested in securities (other than treasury stock of the investment company) issued by all investment companies. Each PBHG Advisor Fund has no intention currently or in the foreseeable future of investing more than 5% of its assets in investment company securities.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors of the Company, the Adviser (as defined hereinafter) or applicable sub-adviser determines the liquidity of each PBHG Advisor Fund's investments and, through reports from the Adviser or sub-adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities (10% for the PBHG Advisor Cash Reserves Fund), it would seek to take appropriate steps to protect liquidity.

Restricted Securities


Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a PBHG Advisor Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Restricted securities may be deemed to be liquid in the same manner as determined under the preceding paragraph, ("Illiquid Investments").

Foreign Currency Transactions

A PBHG Advisor Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A PBHG Advisor Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a PBHG Advisor Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the sub-adviser.

A PBHG Advisor Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities and Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each PBHG Advisor Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a PBHG Advisor Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a PBHG Advisor Fund, upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the applicable PBHG Advisor Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A PBHG Advisor Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each PBHG Advisor Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a PBHG Advisor Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.


Limitations on Purchase and Sale of Futures Contracts. A PBHG Advisor Fund, except the PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, PBHG Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

The PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, PBHG Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund may purchase and sell ("write") both put options and call options on securities, securities indices and foreign currencies, enter into interest rate, foreign currency and index futures contracts, and purchase and sell options on such futures contracts ("Futures options") for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transaction costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical portfolio investment in the underlying security or index or securities highly correlated to the underlying index, and not for speculation. The PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, PBHG Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. If other types of options, futures contracts, or futures options are traded in the future, the PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, PBHG Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund may also use those instruments, provided the Board of Directors determines that their use is consistent with such Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by such Fund.


For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

Options

The types of options transactions that each PBHG Advisor Fund is permitted to utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A PBHG Advisor Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A PBHG Advisor Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A PBHG Advisor Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option.

A PBHG Advisor Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A PBHG Advisor Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A PBHG Advisor Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. Each PBHG Advisor Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. Each PBHG Advisor Fund may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Each PBHG Advisor Fund has established standards of creditworthiness for these primary dealers, although such Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Fund has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

Risks of Transactions in Futures Contracts and Options

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or applicable sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a PBHG Advisor Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a PBHG Advisor Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the PBHG Advisor Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. A Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.




INVESTMENT LIMITATIONS

Fundamental Policies

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Each Fund other than the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund, as a fundamental investment policy, may not:


1. Pledge any of its assets, except that each Fund may pledge assets to the extent permitted by the 1940 Act in order to (i) secure temporary borrowings including securities lending and reverse repurchase arrangements, (ii) secure permitted borrowings, or (iii) as may be necessary in connection with the Fund's use of options and futures contracts.

2. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that each Fund will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Fund, would exceed 15% of the value of its net assets (or 10% of the value of net assets of the PBHG Advisor Cash Reserves Fund), and each Fund may lend its portfolio securities to the extent permitted by the 1940 Act.

3. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter as that term is defined in the 1933 Act.


4. Purchase or sell futures contracts, commodities or commodity contracts, except that this shall not prevent a Fund from: (i) investing in readily marketable securities of issuers which can invest in commodities; and (ii) entering into forward contracts, futures contracts and options thereon that are based on securities, market or currency indexes, or similar financial instruments where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. These limitations shall not be applicable to the PBHG Advisor Value Opportunity Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Enhanced Equity Fund and the PBHG Advisor Master Fixed Income Fund.


5. Purchase or sell real estate, or real estate partnership interests, except that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.


6. Issue senior securities (as defined in the 1940 Act) except in connection with a permitted borrowing of money or pledging, mortgaging or hypothecating assets, as described in each Fund's limitation on borrowing money and each Fund's limitation on permitted borrowings and each Fund's limitation on pledging, mortgaging or hypothecating assets, or as permitted by rule, regulation or order of the SEC.

Non-fundamental Policies

In addition to the foregoing, and the policies set forth in each Fund's Prospectus, each Fund has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.


Each Fund other than the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund, as a non-fundamental investment policy, may not:


1. Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the Fund's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2. Purchase puts, calls, straddles, spreads, and any combination thereof (except for such instruments based upon or derived from securities, market and currency indexes or similar financial instruments), except to the extent permitted by the 1940 Act or the rules or regulations thereunder.

3. Except to the extent permitted by the 1940 Act, invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.

4. Invest in companies for the purpose of exercising control.


5. Except for PBHG Advisor New Contrarian Fund make short sales of securities, maintain a short position or purchase securities on margin, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the Fund's use of options and futures contracts.


6. Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in oil, gas or other mineral leases, exploration or development programs.


Each of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund, as a non-fundamental investment policy, may not:


1. Invest directly in real estate, oil, gas, or other mineral exploration or development programs; however, this limitation will not prevent the purchase of securities of companies engaged in such activities or secured by interests in such activities.

2. Make loans, except that such Fund may (i) purchase money market securities and enter into repurchase agreements, (ii) acquire bonds, debentures, notes and other debt securities, and (iii) lend portfolio securities in an amount not to exceed 30% of its total assets.

3. Purchase securities on margin, except that such Fund may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) make margin deposits in connection with futures contracts and options on futures contracts.

4. Underwrite securities issued by other persons except to the extent that such Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

5. Purchase or sell commodities or commodity contracts, except that such Fund may (i) enter into financial and currency futures contracts and options on such futures contracts, (ii) enter into forward foreign currency exchange contracts (the Fund does not consider such contracts to be commodities), and (iii) invest in instruments which have the characteristics of both futures contracts and securities.

6. Purchase a security if, as a result of such purchase, more than 15% of the value of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days.

7. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

8. Purchase or retain the securities of any issuer if, to the knowledge of the Company's management, any officers and directors of the Company and of the Adviser or sub-adviser who own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

9. Purchase securities (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer will include the period of operation of any predecessor or unconditional guarantor of such issuer).

The foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities).

THE ADVISER

The Company and Pilgrim Baxter & Associates, Ltd. (the "Adviser") have entered into an investment advisory agreement with respect to the Funds (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Company or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Company in accordance with the Company's investment objectives, policies and limitations; (ii) make investment decisions for the Company; and (iii) place orders to purchase and sell securities for the Company, subject to the supervision of the Board of Directors. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Company. (See the Prospectuses for a description of expenses borne by the Company.)


In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Value Opportunities Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor Growth II Fund, and PBHG Advisor Global Technology & Communications Fund; 0.97% of the PBHG Advisor REIT Fund and PBHG Advisor New Opportunities Fund; 0.87% of the PBHG Advisor Growth Opportunities Fund and PBHG Advisor Trend Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; 0.72% of the PBHG Advisor High Yield Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless:
(i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.


The continuance of the Advisory Agreement with respect to a PBHG Advisor Fund after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Company. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE SUB-ADVISERS

Pilgrim Baxter Value Investors, Inc.

The Company, on behalf of each of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Value Opportunities Fund, and PBHG Advisor REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Value Investors Sub-Advisory Agreement") with Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of the Adviser. The Value Investors Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Value Investors Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the applicable PBHG Advisor Fund and the composition of such Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with such Fund's investment objective, policies and limitations; (ii) provide supervision of such Fund's investments and to determine from time to time what investments and securities will be purchased, retained or sold by such Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by such Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

With respect to each applicable PBHG Advisor Fund, the continuance of the Value Investors Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Value Investors Sub-Advisory Agreement may be terminated with respect to a Fund (i) by the Company, without the payment of any penalty, by the vote of a majority of the Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund,
(ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or
(iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Value Investors Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Analytic o TSA Global Asset Management, Inc.


The Company, on behalf of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, and the Adviser have entered into a sub-advisory agreement (the "Analytic Sub-Advisory Agreement") with Analytic o TSA Global Asset Management, Inc. ("Analytic"), 700 South Flower Street, Suite 2400, Los Angeles, CA 90017, which is a wholly owned subsidiary of United Asset Management Corporation, the parent of the Adviser.


Analytic was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. Analytic serves, among others, pension and profit-sharing plan, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1 billion. It has also managed another registered investment company since 1978.

Pursuant to the Analytic Sub-Advisory Agreement, Analytic, subject to the control and direction of the Company's Officers and Board of Directors, manages the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund in accordance with each Fund's stated investment objective and policies and makes investment decisions for the Funds.

PBHG Advisor Enhanced Equity Fund. Dennis M. Bein, Harindra de Silva and Charles
L. Dobson have been the portfolio managers since November 1996 for a portfolio with similar investment objectives and policies to the PBHG Advisor Enhanced Equity Fund. Mr. Bein has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. with which he has been associated since August 1990. Dr. de Silva serves as a managing director of Analytics, which he joined in May of 1995. He concurrently serves as a principal of Analysis Group, Inc., which he joined in March 1986. Mr. Dobson has been a portfolio manager of Analytic since 1978. They are subject to the supervision of Analytic's investment management committee.

PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund. Scott Barker, Greg McMurran and Bob Bannon are the portfolio managers for the PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund. Mr. Barker has been a member of the portfolio management and research team for Analytic since August 1995. He concurrently serves as a research analyst with Analysis Group, Inc. with which he has been associated since October 1993. Previously, he was with Xontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of Analytic and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of Analytic specializing in the fixed income area. He initially joined the firm in January 1996 when TSA Capital Management merged with Analytic Investment Management, Inc. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. They are subject to the supervision of Analytic's investment management committee.

Wellington Management Company, LLP

The Company, on behalf of the PBHG Advisor Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Wellington Sub-Advisory Agreement") with Wellington Management Company, LLP ("Wellington Management"). The Wellington Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Wellington Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Advisor Cash Reserves Fund and the composition of such Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions; (ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The Wellington Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Company (i) by the Company at any time, without the payment of any penalty, by the vote of a majority of Directors of the Company or by the vote of a majority of the outstanding voting securities of the PBHG Advisor Cash Reserves Fund,
(ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or
(iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Wellington Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Company and PBHG Fund Services (the "Administrator") have entered into an Administrative Services Agreement (the "Administrative Agreement") pursuant to which the Administrator oversees the administration of the Company's and each Fund's business and affairs, including services performed by various third parties. The Administrator, a wholly-owned subsidiary of the Adviser, is organized as a Pennsylvania business trust and has its principal place of business at 825 Duportail Road, Wayne, Pennsylvania 19087. The Administrator is entitled to a fee from the Company, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until December 31, 1999 and shall thereafter continue for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.


The Company, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement, as will be amended effective May 1, 1998, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Company. SEI Investment Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investment Company ("SEI"), owns all beneficial interest in the Sub-Administrator. The Sub-Administrator is organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. The Sub-Administrative Services Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Sub-Administrative Service Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Service Agreement shall remain in effect until December 31, 2000, and shall continue for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Under the Sub-Administrative Services Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Company, The PBHG Funds, Inc. and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.



THE DISTRIBUTION PLANS

The Class A Plan. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of each PBHG Advisor Fund (the "Class A Plan"). The Class A Plan provides that the Class A shares pay up to 0.35% per annum of their daily average net assets as compensation to the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares and for shareholder services. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A Plan. The directors of the Company have determined to limit payments under the Class A Plan to 0.25% per annum of the Class A shares daily net assets for the time being.

The Class B Plan. The Company has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of each PBHG Advisor Fund (the "Class B Plan", and collectively with the Class A Plan, the "Plans"). Under the Class B Plan, the Funds pay compensation to the Distributor at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Funds pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses or organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. The Distributor may transfer and sell its right under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

Both Plans. The Distributor may enter into agreements ("Shareholder Service Agreements") with investment dealers, banks and other financial institutions selected from time to time by the Distributor for the provision of shareholder service assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

The Plans require the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

As required by Rule 12b-1, the Plans were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, the Distributors will retain the full amount of the fee.

Unless the Plans are terminated earlier in accordance with their terms, both Plans continue as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.


The Plans may be terminated with respect to any or all Funds by the vote of a majority of the Qualified Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.


Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid by holders of Class A shares under the Class A Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

The principal differences between the Class A Plan and the Class B Plan are: (i) the Class A Plan allows payment to the Distributor or to dealers or financial institutions of up to .35% of average daily net assets of Class A Shares (although the payments are currently limited to 0.25% of average net assets);
(ii) the Class B Plan obligates the Class B shares to continue to make payments to the Distributor following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of the Distributor unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes the Distributor to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

THE DISTRIBUTOR

Information concerning the Distributor and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Fund Shares." A Distribution Agreement with the Distributor relating to the Class A shares of the PBHG Advisor Funds was approved by the Board of Directors on February 20, 1998. A Distribution Agreement with the Distributor relating to the Class B shares of the Funds was also approved by the Board of Directors on February 20, 1998. A third Distribution Agreement which relates to the Class I shares of the Funds was approved by the Board of Directors on February 20, 1998. Such Distribution Agreements are hereinafter, collectively, referred to as the "Distribution Agreements."

The Distribution Agreements provide that the Distributor will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to public offerings made by the Distributor pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by the Distributor or furnished by the Distributor to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. The Distributor has not undertaken to sell any specified number of shares of any classes of the Funds.

The Distributor expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to the Distributor under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit the Distributor to recoup a portion of such sales commissions plus financing costs. The Distributor anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

In the future, if multiple distributors serve the Funds, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

The Company (on behalf of any class of the Funds) or the Distributor may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, the Distributor would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of the Distributor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to the Distributor. Termination of the Class B Plan or Distribution Agreement does not affect the obligations of Class B shareholders to pay contingent deferred sales charges.

HOW TO PURCHASE AND REDEEM SHARES

A completion description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How to Purchase Fund Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate the Distributor and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with the Distributor by persons, who because of their relationship with the Funds or with the Adviser and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), the Distributor believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through the Distributor without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are shown in the Prospectus.

Complete information concerning the method of exchanging shares of the Funds for shares of the other Funds is set forth in the Prospectus under the Caption "Exchange Privileges."


Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "How to Redeem Fund Shares." The Funds intend to redeem all shares of the Funds in cash. See "Purchase and Redemption of Shares." In addition to the Funds' obligation to redeem shares, the Distributor may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with the Distributor must phone orders to the order desk of the Fund telephone, 1-888-800-2685, and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by the Distributor (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a service fee for handling the transaction.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

THE CUSTODIANS

Corestates Bank, N.A., Broad and Chestnut Streets, P.O. 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Company and each PBHG Advisor Fund. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.

DIRECTORS AND OFFICERS OF THE COMPANY

The management and affairs of the Company are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Company and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Director serves as a Director of two other registered investment companies advised by the Adviser and each officer serves as an officer in a similar capacity of two other investment companies advised by the Adviser. The age of each Director and officer is indicated in the parentheses.

JOHN R. BARTHOLDSON (51) - Director - Triumph Group Holdings, Inc. (manufacturing), 1255 Drummers Lane, Suite 200, Wayne, PA 19087-1590. Chief Financial Officer and Director, the Triumph Group Holdings, Inc. since 1992. Senior Vice President and Chief Financial Officer, Lukens, Inc., 1978-1992.

HAROLD J. BAXTER (51)* - Chairman of the Board and Director - Chairman, Chief Executive Officer and Director, the Adviser, 825 Duportail Road, Wayne, PA 19087. Trustee, the Administrator since May 1996. Chief Executive Officer, Value Investors, 825 Duportail Road, Wayne, PA 19087, since June 1996. Trustee, the Distributor since January 1998.

JETTIE M. EDWARDS (49) - Director - Syrus Associates, 76 Seaview Drive, Santa Barbara, California 93108. Consultant, Syrus Associates since 1986. Trustee, Provident Investment Counsel Trust (investment company) since 1992.

ALBERT A. MILLER (62) - Director - 7 Jennifer Drive, Holmdel, New Jersey 07733. Principal and Treasurer, JK Equipment Exporters since 1995. Advisor and Secretary, the Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co., 1958-1995 (retired).

--------

* Mr. Baxter is a Director who may be deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

GARY L. PILGRIM (57) - President - Chief Investment Officer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. Director, Value Investors since June 1996.

PAUL J. HONDROS (49) - Executive Vice President - President and Chief Operating Officer, the Adviser since October 1997. President and Chief Operating Officer, Value Investors since January 1998. Trustee, the Distributor since January 1998. President and Chief Executive Officer, Fidelity Investments Retail Group, 1990-1997.

SANDRA K. ORLOW (44) - Vice President - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1983 and SEI Investments since 1996.

KATHRYN L. STANTON (39) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1994 and SEI Investments since 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (32) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1995 and SEI Investments since 1996. Associate, Dewey Ballantine (law firm) 1994-1995. Associate, Winston & Strawn, (law firm) 1991-1994.

BARBARA A. NUGENT (41) - Vice President, Assistant Secretary - Counsel, the Adviser since February 1998. Vice President and Assistant Secretary, SEI, 1996-1998. Associate, Drinker, Biddle & Reath (law firm), 1994-1996. Assistant Vice President/Operations, Delaware Group of Funds, 1980-1994.

MICHAEL J. HARRINGTON (29) - Vice President - Director of Fund Services, the Adviser since 1994. Secretary, the Administrator since May 1996. Vice President, the Distributor since January 1998. Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (34) - Treasurer, Chief Financial Officer and Controller - Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Vice President and Treasurer, the Distributor since January 1998. Investment Accounting Officer, Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994.

BRIAN F. BEREZNAK (36) - Vice President - Trustee and President, the Administrator since May 1996. Chief Operating Officer, the Adviser from 1989 through December 31, 1996. Director, Value Investors since June 1996. President, the Distributor since January 1998.

JOHN M. ZERR (35) - Vice President and Secretary - General Counsel and Secretary, the Adviser since November 1996. General Counsel and Secretary, Value Investors since November 1996. General Counsel and Secretary, the Distributor since January 1998. Vice President and Assistant Secretary, Delaware Management Company, Inc. and the Delaware Group of Funds, 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.

Each current Director of the Company who is not an "interested person" of the Company received the following compensation during the year ended December 31, 1997:

=================================================================================================
                                                Pension or
                                                Retirement                             Total
                                                 Benefits         Estimated         Compensation
                              Aggregate         Accrued as          Annual        from Registrant
                            Compensation           Part            Benefits         and Complex
Name of Person,                 from            of Company           Upon           Fund Paid to
Position                    Registrant(1)        Expenses         Retirement        Directors(2)
-------------------------------------------------------------------------------------------------
John R. Bartholdson,             $0                 N/A               N/A             $47,583
Director
-------------------------------------------------------------------------------------------------
Harold J. Baxter,                N/A                N/A               N/A               N/A
Director(3)
-------------------------------------------------------------------------------------------------
Jettie M. Edwards,               $0                 N/A               N/A             $47,583
Director
-------------------------------------------------------------------------------------------------
Albert A. Miller,                $0                 N/A               N/A             $47,583
Director
=================================================================================================

(1)  The Company was not in existence during 1997.

(2) The Company is expected to pay approximately $27,500 to each Director who is not an "interested person" of the Company for the fiscal year ending October 31, 1998, which includes $1000 for each Board meeting and $500 for each committee meeting attended. Each Portfolio pays its proportionate share of the total compensation, based on its total net assets relative to the total net assets of the Company.

(3) Mr. Baxter is a Director who may be deemed to be an "interested person" of the Company, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Company.

As of the date of this Statement of Additional Information, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each class of shares of each PBHG Advisor Fund.

COMPUTATION OF YIELD

From time to time, the PBHG Advisor Cash Reserves Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Advisor Cash Reserves Fund refers to the income generated by an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The

"effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Advisor Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Fund is determined by computing the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Advisor Cash Reserves Fund fluctuates, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Advisor Cash Reserves Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

CALCULATION OF TOTAL RETURN

From time to time, each of the PBHG Advisor Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. However, shares of the PBHG Advisor Cash Reserves Fund cannot be purchased, exchanged or redeemed (i) on days when the Federal Reserve is closed, or (ii) by Federal Reserve wire on federal holidays restricting wire transfers. Currently, the following holidays are observed by the PBHG Advisor Funds: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Shares of the Funds are offered on a continuous basis.

It is currently the Company's policy to pay all redemptions in cash. The Company retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash in certain cases. Each PBHG Advisor Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Company reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a PBHG Advisor Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Company also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each PBHG Advisor Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general supervision of the Directors.

Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the PBHG Advisor Funds, if any, are valued at their fair value as determined in good faith by the Board of Directors.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

The net asset value per share of the PBHG Advisor Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the PBHG Advisor Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Advisor Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Directors. The Directors must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Directors to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Directors deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Directors are required to consider promptly what action, if any, should be initiated. If the Directors believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Directors are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Fund incurs a significant loss or liability, the Directors have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The following is only a summary of certain income tax considerations generally affecting the PBHG Advisor Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each PBHG Advisor Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a PBHG Advisor Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

Fund Distributions

Notwithstanding the Distribution Requirement described above, which requires only that a PBHG Advisor Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. For calendar year 1997, the Internal Revenue Service has announced that RICs will be required to report to their shareholders the amount of capital gain dividends subject to taxation at the 28 percent tax rate.

Withholding

In certain cases, a PBHG Advisor Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

Redemption or Exchange of Shares.

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a PBHG Advisor Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the PBHG Advisor Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each PBHG Advisor Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each PBHG Advisor Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by a PBHG Advisor Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Income Taxes

Foreign Tax Consequences

Investment Income received from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a PBHG Advisor Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund (the "Foreign Tax Credit Election"). Pursuant to the Foreign Tax Credit Election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. However, the Taxpayer Relief Act of 1997 has imposed holding period requirements that must be satisfied by both the Fund and the shareholders before a shareholder will be allowed a deduction or credit. If the Fund makes the Foreign Tax Credit Election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign Shareholders

Dividends from a PBHG Advisor Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a PBHG Advisor Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

Notwithstanding the foregoing, if distributions by the PBHG Advisor Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a PBHG Advisor Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the PBHG Advisor Funds.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 1, 1997. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the PBHG Advisor Funds.

PORTFOLIO TRANSACTIONS

The Adviser or sub-advisers are authorized to select brokers and dealers to effect securities transactions for the PBHG Advisor Funds. The Adviser or sub-advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or sub-advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser or sub-advisers seek to select brokers or dealers that offer the Funds best price and execution or other services which are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or sub-advisers expect normally to seek to select primary market makers.

The Adviser or sub-advisers may, consistent with the interests of the PBHG Advisor Funds, select brokers on the basis of the research services they provide to the Adviser or sub-advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or sub-adviser, a Fund or other accounts managed by the Adviser or sub-adviser will be benefitted by supplemental research services, the Adviser or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or sub-advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or sub-advisers will find any specific service of value in advising the Funds.

It is expected that the PBHG Advisor Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. In addition, the Adviser or sub-advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Company's expenses. In addition, the Adviser or sub-adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Directors, including those who are not "interested persons" of the Company, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of a PBHG Advisor Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Company's Board of Directors has adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by a PBHG Advisor Fund. The Code of Ethics allows trades to be made in securities that may be held by the Fund, however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

DESCRIPTION OF SHARES

The Company may increase the number of shares which each PBHG Advisor Fund is authorized to issue and may create additional portfolios of the Company. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Company for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

5% AND 25% SHAREHOLDERS


As of March 31,1998, Pilgrim Baxter & Associates, Ltd. owned all of the shares of each Fund.


FINANCIAL STATEMENTS


Coopers & Lybrand L.L.P. serves as the independent accountants for the Company. An audited Statement of Assets and Liabilities with notes thereto of each Fund as of March 20, 1998, and the report of Coopers & Lybrand, L.L.P. with respect thereto are set forth below.

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998

                                                                                    PBHG Advisor
                                                                    PBHG Advisor        Value          PBHG Advisor    PBHG Advisor
                                                                     Core Value     Opportunities     New Contrarian       REIT
                                                                        Fund            Fund              Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
   Cash                                                               $   300         $10,900            $10,875          $  300
   Organizational Cost                                                $25,875         $ 2,875            $ 2,875          $2,875
                                                                      -------         -------            -------          ------
      Total Assets                                                    $26,175         $13,775            $13,750          $3,175

Liabilities:
   Accrued Expenses                                                   $25,875         $ 2,875            $ 2,875          $2,875
                                                                      -------         -------            -------          ------
      Total Liabilities                                               $25,875         $ 2,875            $ 2,875          $2,875

Net Assets:
   Portfolio shares of Class A (authorized 100,000,000 shares -
      $0.001 par value for each fund) based on 10, 365, 363 and 10
      outstanding shares of common stock, respectively                $   100         $ 3,650            $ 3,625          $  100

Net Assets:
   Portfolio shares of Class B (authorized 100,000,000 shares -
      $0.001 par value for each fund) based on 10, 363, 363 and 10
      outstanding shares of common stock, respectively                $   100         $ 3,625            $ 3,625          $  100

Net Assets:
   Portfolio shares of Class I (authorized 100,000,000 shares -
      $0.001 par value for each fund) based on 10, 363, 363 and 10
      outstanding shares of common stock, respectively                $   100         $ 3,625            $ 3,625          $  100
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                      $   300         $10,900            $10,875          $  300
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share - Class A                                   $ 10.00         $ 10.00            $ 10.00          $10.00
Net Asset Value Per Share - Class B                                   $ 10.00         $ 10.00            $ 10.00          $10.00
Net Asset Value Per Share - Class I                                   $ 10.00         $ 10.00            $ 10.00          $10.00

The accompanying notes are an integral part of the statements of assets and liabilities.

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998


                                                                                                                       PBHG
                                              PBHG           PBHG          PBHG                       PBHG            Advisor
                                             Advisor        Advisor       Advisor       PBHG         Advisor           Global
                                            Blue Chip       Growth       Enhanced      Advisor         New          Technology &
                                             Growth      Opportunities    Equity        Trend      Opportunities   Communications
                                              Fund           Fund          Fund         Fund           Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
   Cash                                    $   300         $10,875        $10,875      $  300         $10,875         $10,875
   Organizational Cost                     $29,571         $ 2,555        $29,571      $2,555         $ 2,555         $ 2,555
                                           -------         -------        -------      ------         -------         -------
      Total Assets                         $29,871         $13,430        $40,446      $2,855         $13,430         $13,430

Liabilities:
   Accrued Expenses                        $29,571         $ 2,555        $29,571      $2,555         $ 2,555         $ 2,555
                                           -------         -------        -------      ------         -------         -------
      Total Liabilities                    $29,571         $ 2,555        $29,571      $2,555         $ 2,555         $ 2,555

Net Assets:
   Portfolio shares of Class A
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 363, 10, 363 and 363
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625        $ 3,625      $  100         $ 3,625         $ 3,625

Net Assets:
   Portfolio shares of Class B
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 363, 10, 363 and 363
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625        $ 3,625      $  100         $ 3,625           3,625

Net Assets:
   Portfolio shares of Class I
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 363, 10, 363 and 363
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625        $ 3,625      $  100         $ 3,625         $ 3,625
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $   300         $10,875        $10,875      $  300         $10,875         $10,875
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share - Class A        $ 10.00         $ 10.00        $ 10.00      $10.00         $ 10.00         $ 10.00

Net Asset Value Per Share - Class B        $ 10.00         $ 10.00        $ 10.00      $10.00         $ 10.00         $ 10.00

Net Asset Value Per Share - Class I        $ 10.00         $ 10.00        $ 10.00      $10.00         $ 10.00         $ 10.00

The accompanying notes are an integral part of the statements of assets and liabilities.

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998


                                                                                       PBHG
                                                             PBHG                     Advisor         PBHG             PBHG
                                             PBHG           Advisor       PBHG         Master        Advisor          Advisor
                                            Advisor        Large Cap    Advisor        Fixed        Short-Term          Cash
                                           Growth II     Concentrated  High Yield      Income       Government        Reserves
                                              Fund           Fund         Fund          Fund           Fund             Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets:
   Cash                                    $   300         $10,875       $  300        $10,875       $   300          $10,875
   Organizational Cost                     $ 2,555         $29,571       $2,555        $29,571       $29,571          $29,571
                                           -------         -------       ------        -------       -------          -------
      Total Assets                         $ 2,855         $40,446       $2,855        $40,446       $29,871          $40,446

Liabilities:
   Accrued Expenses                        $ 2,555         $29,571       $2,555        $29,571       $29,571          $29,571
                                           -------         -------       ------        -------       -------          -------
      Total Liabilities                    $ 2,555         $29,571       $2,555        $29,571       $29,571          $29,571

Net Assets:
   Portfolio shares of Class A
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 10, 363, 10 and 3,625
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625       $  100        $ 3,625       $   100          $ 3,625

Net Assets:
   Portfolio shares of Class B
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 10, 363, 10 and 3,625
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625       $  100        $ 3,625       $   100          $ 3,625

Net Assets:
   Portfolio shares of Class I
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 10, 363, 10 and 3,625
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625       $  100        $ 3,625       $   100          $ 3,625
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $   300         $10,875       $  300        $10,875           300          $10,875
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share - Class A        $ 10.00         $ 10.00       $10.00        $ 10.00       $ 10.00          $  1.00

Net Asset Value Per Share - Class B        $ 10.00         $ 10.00       $10.00        $ 10.00       $ 10.00          $  1.00

Net Asset Value Per Share - Class I        $ 10.00         $ 10.00       $10.00        $ 10.00       $ 10.00          $  1.00

The accompanying notes are an integral part of the statements of assets and liabilities.

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998

(1) Organization

PBHG Advisor Funds, Inc. (the "Funds"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with sixteen series: the PBHG Advisor Core Value Fund (the "Core Value Fund"), the PBHG Advisor Value Opportunities Fund (the "Value Opportunities Fund"), the PBHG Advisor New Contrarian Fund (the "New Contrarian Fund"), the PBHG Advisor REIT Fund (the "REIT Fund"), the PBHG Advisor Large Cap Concentrated Fund (the "Large Cap Concentrated Fund"), the PBHG Advisor Growth II Fund (the "Growth II Fund"), the PBHG Advisor New Opportunities Fund (the "New Opportunities Fund"), the PBHG Advisor Global Technology & Communications Fund (the "Global Technology & Communications Fund"), the PBHG Advisor Blue Chip Growth Fund (the "Blue Chip Growth Fund"), the PBHG Advisor Growth Opportunities Fund (the "Growth Opportunities Fund"), the PBHG Advisor Enhanced Equity Fund (the "Enhanced Equity Fund"), the PBHG Advisor Trend Fund (the "Trend Fund"), (collectively referred to as the "Equity Portfolios"), the PBHG Advisor Master Fixed Income Fund (the "Master Fixed Income Fund"), the PBHG Advisor High Yield Fund (the "High Yield Fund"), the PBHG Advisor Cash Reserves Fund (the "Cash Reserves Fund"), and the PBHG Advisor Short-Term Government Fund (the "Short-Term Government Fund") (each a "Fund" and, collectively, the "Funds"). To date, the Fund has had no transactions other than those relating to organizational matters and the issuance of 10,000 shares of common stock to Pilgrim Baxter & Associates, Ltd. (the "Adviser"). Each of the Funds has distinct investment objectives and policies that are described in the prospectus.

(2) Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation -- Investment securities of the Equity Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by the pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998 (continued)


the respective holding periods. Acquisition discounts and premiums are accreted and amortized to maturity using a method which approximates the effective interest method.

Dividends - Dividends from net investment income for the Equity Funds are declared annually, if available. Dividends from net investment income for the Master Fixed Income Fund, the High Yield Fund, the Short-Term Government Fund and the Cash Reserves Fund are declared daily and paid monthly. Distributions of net realized capital gains, for all funds, are generally made to shareholders annually. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Organizational Costs -- All organizational costs incurred with the start up of the Funds will be amortized on a straight line basis over a period of sixty months commencing with operations provided that the series commence operations prior to June 30, 1998. For those series that commence operations after June 30, 1998 such costs will be expensed over a period not to exceed one year. In the event that any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes, and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Net Asset Value Per Share - The net asset value per share is calculated each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as l2b-1 service fees and transfer agent fees, are borne directly by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

(3) Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates


The Funds and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Value Opportunities, Large Cap Concentrated, Growth II, and Global Technology & Communications Funds; 0.75% of the average net assets of the REIT and New Opportunities Funds; 0.65% of the average net assets of the Growth Opportunities and Trend Funds; 0.60% of the average net assets of the Core Value, New Contrarian, Blue Chip Growth, and Enhanced Equity Funds; 0.50% of the average net assets of the

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998 (continued)


High Yield Fund; 0.45% of the average net assets of the Master Fixed Income Fund; and 0.30% of the average net assets of the Cash Reserves and Short-Term Government Funds.

Pilgrim Baxter Value Investors ("Value Investors") serves as the sub-adviser to the Core Value, New Contrarian, REIT, and Value Opportunities Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Value Investors is entitled to receive, from the Adviser, a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.40%, 0.55% and 0.65%, respectively. Value Investors receives no fees directly from the Core Value, New Contrarian, REIT, and Value Opportunities Funds.

Wellington serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Wellington is entitled to receive, from the Adviser, a sub-advisory fee that is computed daily and paid monthly at an annual rate of 0.075% of the average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. Wellington receives no fees directly from the Cash Reserves Fund.

Analytic TSA serves as the sub-adviser to the Enhanced Equity, Master Fixed Income, and Short-Term Government Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Analytic TSA is entitled to receive, from the Adviser, a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.25%, and 0.10%, respectively. Analytic TSA receives no fees directly from the Enhanced Equity, Master Fixed Income, and Short-Term Government Funds.

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Value Opportunities Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor Growth II Fund, and PBHG Advisor Global Technology & Communications Fund; 0.97% of the PBHG Advisor REIT Fund and PBHG Advisor New Opportunities Fund; 0.87% of the PBHG Advisor Growth Opportunities Fund and PBHG Advisor Trend Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; 0.72% of the PBHG Advisor High Yield Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those that are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule l8f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expense specifically allocated to a class of shares of a Fund under the Rule l8f-3 Plan, such as Rule l2b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. The total amount of reimbursement to which the Adviser may be entitled shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, during any of the previous two fiscal years, less any reimbursement previously paid by such Fund to the Adviser.

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998 (continued)


PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Funds with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Funds.

SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in SEI Fund Resources (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Funds.

PBHG Fund Distributors, a wholly owned subsidiary of the Adviser, provides the Funds with distribution services.

DST Systems, Inc. serves as the transfer agent, dividend disbursing agent for the Funds under a transfer agent agreement with the Funds. PBHG Fund Services provides shareholder support and other shareholder account-related services with assistance from UAM Shareholder Service Center. CoreStates Bank, N.A. serves as the custodian for the Funds.

The Funds have adopted Distribution Plans (the "12b-1 Plan") for those Funds offering Class A and B shares. The Plan provides for the payment by the Funds to the Distributor of up to 0.35% of each Fund's average net assets attributable to Class A shares and up to 1.00% for Class B shares. The Funds' directors have determined that payments under the l2b-1 distribution plan for Class A shares will currently be limited to 0.25%. Class I shares are not subject to l2b-1 fees.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor receive no compensation from the Fund for their services.

(4) Reorganization


On February 20, 1998, the Board of Directors of the Fund and the Board of Trustees of The Analytic Series Fund approved an Agreement and Plan of Reorganization to reorganize the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio, and Analytic Short-Term Government Portfolios into the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund, respectively. This reorganization is pending approval of the shareholders of the Analytic Series Fund at a special meeting currently scheduled to be held on May- 28, 1998.


The reorganization is expected to be performed on May 31, 1998 with all of the property and assets of the Analytic Series Fund to be transferred to the corresponding PBHG Advisor Fund. Upon this transfer, the PBHG Advisor Fund will issue Class A shares of the voting common stock. The portfolios of the Analytic Series Fund will be accounting survivors for financial reporting purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of PBHG Advisor Series Fund, Inc.:

We have audited the accompanying Statements of Assets and Liabilities of PBHG Advisor Funds, Inc. (the "Fund"), comprised of the PBHG Advisor Core Value, PBHG Advisor Value Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor New Opportunities, PBHG Advisor Global Technology & Communications, PBHG Advisor Growth II, PBHG Advisor Large Cap Concentrated, PBHG Advisor High Yield, PBHG Advisor Master Fixed Income, PBHG Advisor Short-Term Government and PBHG Advisor Cash Reserves Funds, as of March 20, 1998. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of March 20, 1998 in conformity with generally accepted accounting principles.


/s/ COOPERS & LYBRAND L.L.P.
----------------------------
COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 30, 1998

                                                                       Appendix

                              RATINGS OF SECURITIES

The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P and Fitch:

Moody's Bond Ratings

Moody's describes its ratings for corporate bonds as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the low end of its generic rating category.

Moody's Commercial Paper Ratings

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Bond Ratings

S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it nominally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

S&P Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

Fitch Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

Ratings Outlook

An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Fitch Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                     APPENDIX II

ANALYTIC SERIES FUND

February 2, 1998

Dear Fellow Shareholders,

                                                                          [LOGO]


     The U.S. stock markets continued to climb during the fourth quarter of 1997. Large capitalization ("Blue Chip") indices, such as the S&P 500 Index, continued their strong showing in the U.S. equity markets. Despite its setback of -3.34% in October, the S&P 500 Index returned 2.87% for the quarter and returned 33.36% for the year ended December 31, 1997. The performance of small capitalization stocks tailed off, with the S&P Small Cap 600 Index down -3.10% for the quarter, bringing the return for the year ended December 31, 1997 down to 25.58%. All of the above returns are with dividends reinvested.

     U.S. fixed income markets also continued their rise during the fourth quarter of 1997. Steady economic growth fueled the bond market and all parts of the yield curve benefited. Shorter-term (1-3 years) Treasury issues were up 1.68% for the quarter and 6.66% at year end while intermediate-term (5-10 years) Treasury issues increased 3.51% for the quarter and 10.00% at year end. Longer-term issues gained the most, with 15+ year Treasury issues up 6.69% for the quarter and 15.38% at year end.

Enhanced Equity Portfolio

     As of December 31, 1997, your Portfolio's net asset value increased 29.86% for the year, after a decline of -0.57% in the fourth quarter, while the S&P 500 Index increased 33.36% and 2.87% for the same periods, both with dividends reinvested. At quarter end, your Portfolio's share price was $13.72 after paying its 18th consecutive quarterly dividend from net investment income of $0.05 per share and a capital gain of $1.81. With the addition of the fourth quarter, your Portfolio has now increased 44.66% versus the S&P 500's 44.37% since September 30, 1996, since the inception of the new stock selection model.

     The Fund's success is evident in its Morningstar performance and risk-adjusted performance (Sharpe ratio) -- rankings -- the Fund ranks in the top quintile and top quartile, respectively, of all (1,651) domestic equity mutual funds for the most recent three-year period ended December 31, 1997.

Master Fixed Income Portfolio

     As of December 31, 1997, your Portfolio was up 2.17% for the quarter and 10.04% at year end. The Lehman Brothers Government/Corporate Bond Index (LBGC) was up 3.21% for the quarter and 9.75% at year end. At quarter end, the Portfolio's share price was $8.84 after paying its 18th consecutive quarterly dividend from net investment income. The total quarterly dividend paid through December 31 was $0.149 per share with a long-term capital gain of $1.84, and the SEC 30-day yield was 6.36%.

     Morningstar ranks the Master Fixed Income Portfolio among the top 5% of the over 250 funds in its category on both a three-year absolute performance basis and a risk-adjusted performance basis (Sharpe ratio).

Short-Term Government Portfolio

     As of December 31, 1997, your Portfolio's total return was 1.22% for the quarter and 5.49% at year end. The Merrill Lynch 1 to 3 Year Treasury Index increased 1.68% and 6.66%, respectively, for the same periods. At quarter end, the Portfolio's share price was $9.81 after paying its 18th consecutive quarterly dividend from net investment income. The fourth quarter dividend paid through December 31 was $0.140 per share, and the SEC 30-day yield was 5.47%.

     Morningstar ranks the Short-Term Government Portfolio among the top 10% of the nearly 400 funds in its category on a risk-adjusted performance basis (Sharpe ratio).

     These Portfolios are suited for investors with differing risk tolerance levels, allowing investors to easily adjust their portfolio within the Analytic Family of Funds. Should you have any questions regarding your Portfolios' investment strategy or results, please do not hesitate to call us at 1-800-374-2633.


        We appreciate your business and thank you for investing with us.

                        Your Investment Management Team:



                                                       [LOGO]
                                           Harindra de Silva, Ph.D., CFA
             President/Portfolio Manager

                                                      [LOGO]
                                                  Greg McMurran
                                               Chief Investment Officer




                                                     [LOGO]
                                                    Bob Bannon
                      Portfolio Manager

                                                                 [LOGO]
                                                             Dennis Bein, CFA
                                                           Portfolio Manager

                                     [LOGO]
                                  Scott Barker
                                Portfolio Manager

                              Analytic Series Fund
                                Total Return*(1)
                   From Inception 7/1/93 -- 12/31/97, Percent

                                         1 Quarter  1 year  3 year  Inception
                                         ---------  ------  ------  ---------
Short-Term Government Portfolio.......       1.22     5.49    7.08     5.12
Master Fixed Income Portfolio.........       2.17    10.04   10.63     7.56
Enhanced Equity Portfolio.............      -0.57    29.86   29.29    19.73
----------
*  Periods greater than six months are annualized.
(1) The investment returns quoted in this letter represent past returns and should not be construed as a guarantee of the Fund's future performance. Returns are net of all fees and expenses. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                     [LOGO]

Federal Income Tax Information (Unaudited):

     For the year ended December 31, 1997 $33,583 and $59,055 has been designated as a 28% long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return in The Master Fixed Income Portfolio and the Enhanced Equity Portfolio, respectively. The Enhanced Equity Portfolio has also designated $77,992 as a 20% long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended December 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 11.21% for the Enhanced Equity Portfolio.

THE ANALYTIC SERIES FUND
SHORT-TERM GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997


          Principal                                                                              Maturity     Market
           Amount                                                                     Coupon       Date        Value
          ---------                                                                   ------     --------     ------
Corporate Obligations -- 20.98% of net assets
                 $325,000    Associates Corp. N.A. ............................        6.63%      5/15/01   $ 328,968
                  275,000    Shell Canada Ltd..................................        8.88%      1/14/01     295,831
                                                                                                              -------
                             Total Corporate Obligations
                              (Cost $627,073)..................................                               624,799
Asset-Backed Securities -- 40.88%
                  300,000    Federal National Mortgage Association.............        7.32%      5/03/06     309,437
                  350,000    Federal National Mortgage Association.............        6.83%     10/10/07     352,547
                  300,000    Federal Home Loan Mortgage Corp. .................        6.51%     12/10/01     299,517
                  250,000    Federal Home Loan Mortgage Corp. .................        7.05%     11/07/06     255,722
                                                                                                              -------
                             Total Asset-Backed Securities
                             (Cost $1,218,767).................................                             1,217,223
U.S. Treasury Obligations -- 33.73%
                  150,000    Treasury Note.....................................        6.00%      8/15/00     151,078
                  300,000    Treasury Note.....................................        5.63%     11/30/00     299,438
                  275,000    Treasury Note.....................................        5.50%     12/31/00     273,539
                  275,000    Treasury Note.....................................        6.38%      3/31/01     280,156
                                                                                                              -------
                             Total U.S. Treasury Obligations
                             (Cost $1,005,768).................................                             1,004,211
Total Investments
   (Cost $2,851,608)...........................................................                             2,846,233
Cash Equivalents -- 7.95%
                  236,726    Vista Cash Managed Money Market Fund 5.21%
                             (Cost $236,726)...................................                               236,726
                                                                                                              -------
Total Investments and Cash Equivalents
   (Cost $3,088,334 -- 103.54%        ..........................................                             3,082,959
Excess Other Liabilities over Assets (Net) -- (3.54%)   .........................                             (105,415)
Net Assets -- 100% ..............................................................                           $2,977,544

                See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
SHORT-TERM GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

Assets:
   Investments at market value (identified cost $2,851,608).......................    $2,846,233
   Cash equivalents...............................................................       236,726
   Receivable for shares sold.....................................................       187,974
   Interest receivable............................................................        36,465
   Receivable from investment adviser.............................................         5,083
     Total assets.................................................................     3,312,481
Liabilities:
   Payable for investments purchased..............................................       307,828
   Payable for administrative fees................................................         3,869
   Other liabilities..............................................................        23,240
     Total liabilities............................................................       334,937
Net Assets........................................................................    $2,977,544
Represented by:
   Paid in capital................................................................    $3,780,319
   Undistributed net investment income............................................           373
   Net realized loss on investment................................................      (797,773)
   Net unrealized depreciation on investments.....................................        (5,375)
                                                                                      $2,977,544
   Net asset value, purchase and redemption price per outstanding capital share
     (303,637 capital shares outstanding).........................................    $     9.81

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
SHORT-TERM GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 1997

Investment Income:
   Interest..............................................................   $ 57,059
     Total investment income.............................................     57,059
Expenses:
   Administrative fees...................................................     21,124
   Registration fees.....................................................     15,778
   Shareholder services, reports and notices.............................     14,809
   Audit fees............................................................      9,979
   Investment advisory and management fees...............................      2.791
   Organizational expenses...............................................      2,518
   Custodian fees........................................................        691
   Trustees' fees and expenses...........................................        226
   Other fees............................................................      3,924
     Total expenses......................................................     71,840
   Reimbursed expenses by the adviser....................................    (66,253)
   Net expenses..........................................................      5,587
   Net investment income.................................................     51,472
Net Realized & Unrealized Gains (Losses) on Investments
   Net realized loss on investments......................................     (3,860)
   Net change in unrealized appreciation/depreciation on investments.....      2,655
   Net realized and unrealized loss on investments.......................     (1,205)
   Net increase in net assets from operations............................   $ 50,267

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
SHORT-TERM GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended December 31,
                                                                                           -------------------------
                                                                                              1997           1996
                                                                                           ----------    -----------
Operations:
   Net investment income............................................................       $   51,472    $ 1,521,025
   Net realized loss on investments.................................................           (3,860)      (444,657)
   Change in unrealized appreciation/depreciation on investments....................            2,655         (8,088)
     Increase in net assets from operations.........................................           50,267      1,068,280
Distributions to Shareholders:
   From net investment income.......................................................          (51,472)    (1,521,025)
   In excess of net investment income...............................................             (184)           --
   Return of capital................................................................              --         (12,345)
     Decrease in net assets from distributions......................................          (51,656)    (1,533,370)
Fund Share Transactions:
   Proceeds from sales of 385,159 and 115,424 capital shares for the years ended
     December 31, 1997 and 1996, respectively.......................................        3,777,511      1,165,744
   Proceeds from 5,298 and 149,181 capital shares issued upon reinvestment of distributions for the years ended December 31, 1997 and 1996,
     respectively................................................................. .           50,743      1,465,395
   Cost of 189,278 and 2,957,142 capital shares redeemed for the years ended
     December 31, 1997 and 1996, respectively.......................................       (1,856,900)   (29,038,540)
     Increase (decrease) in net assets from fund share transactions.................        1,971,354    (26,407,401)
   Net increase (decrease) in net assets............................................        1,969,965    (26,872,491)
     Net assets, beginning of year..................................................        1,007,579     27,880,070
     Net assets, end of year (including undistributed net investment income of
        $373 and $0, respectively)..................................................       $2,977,544    $ 1,007,579

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
SHORT-TERM GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31
                                                                   -----------------------------------------------------
                                                                    1997       1996       1995        1994        1993
                                                                   ------     ------     -------     -------     -------
Net Asset Value, Beginning of Year..............................   $ 9.83     $ 9.98     $  9.55     $ 10.03     $ 10.03
Income From Investment Operations
   Net investment income........................................     0.55       0.62        0.56        0.48        0.53
   Net realized and unrealized gains (losses) on investments....    (0.02)     (0.10)       0.43       (0.48)       0.00
     Total from investment operations...........................     0.53       0.52        0.99        0.00        0.53
Less Distributions:
   From net investment income(1)................................     0.55       0.66        0.56        0.48        0.53
   Return of capital............................................     0.00       0.01        0.00        0.00        0.00
     Total distributions........................................     0.55       0.67        0.56        0.48        0.53
Net Asset Value, End of Year....................................   $ 9.81     $ 9.83     $  9.98     $  9.55     $ 10.03
Total Return....................................................     5.54%      5.28%      10.65%       0.00%       5.37%
Ratios/Supplemental Data
Net assets, end of period ($000)................................   $2,978     $1,008     $27,880     $24,481     $26,097
Ratio of expenses to average net assets:
   Before expense reimbursement.................................     7.80%      0.76%       0.82%       0.85%       0.75%
   After expense reimbursement..................................     0.60%      0.56%       0.50%       0.45%       0.45%
Ratio of net investment income to average net assets............     5.53%      5.99%       5.76%       5.37%       4.91%
Portfolio turnover rate.........................................    33.50%     31.48%      10.15%       3.21%      85.69%

----------
(1) For the year ended December 31, 1997, the distributions in excess of net investment income amounted to $0.002.

                See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997


         Principal                                                                                   Maturity     Market
          Amount                                                                             Coupon    Date       Value
         ---------                                                                           ------  --------   ----------
U.S. Treasury Obligations -- 14.61% of net assets
          $250,000         Treasury Note...............................................       6.25%   2/15/03   $  255,703
           350,000         Treasury Note...............................................       6.50%   5/15/05      364,875
           200,000         Treasury Note...............................................       8.00%   5/15/01      213,813
                                                                                                                   -------
                           Total U.S. Treasury Obligations
                           (Cost $842,922).............................................                            834,391
U.S. Mortgage Backed Securities -- 12.21%
           496,070         Federal National Mortgage Association Pool #251115..........       7.50%   8/01/27      507,387
           106,048         Government National Mortgage Association Pool #344313.......       7.50%   7/15/23      108,996
            78,921         Government National Mortgage Association Pool #326210.......       7.50%   9/15/23       81,165
                                                                                                                    ------
                           Total U.S. Mortgage Backed Securities
                           (Cost $688,129).............................................                            697,548
U.S. Agency Obligations -- 25.13%
           500,000         Federal Home Loan Bank......................................       5.88%   8/20/03      497,750
           200,000         Federal Home Loan Mortgage Corporation......................       7.05%  11/20/12      198,599
           350,000         Federal National Mortgage Association.......................       6.20%  11/12/03      345,263
           394,000         Tennessee Valley Authority..................................       6.13%   7/15/03      393,677
                                                                                                                   -------
                           Total U.S. Agency Obligations
                           (Cost $1,433,172)...........................................                          1,435,289
Corporate Obligations -- 23.85%
           150,000         Associates Corp. N.A. ......................................       6.38%   8/15/98      150,351
           250,000         First Chicago NBD Corp. ....................................       6.13%   2/15/06      243,171
           300,000         Gillette Co. ...............................................       5.75%  10/15/05      292,863
           200,000         KFW International Finance...................................       7.63%   2/15/04      214,605
           200,000         Nippon Telegraph & Telephone................................       6.00%   2/19/98      200,266
           250,000         Philip Morris Companies, Inc. ..............................       7.63%   5/15/02      261,141
                                                                                                                   -------
                           Total Corporate Obligations
                           (Cost $1,342,796)...........................................                          1,362,397
                           Total Fixed Income Securities -- 75.80%
                           (Cost $4,307,019) .........................................                          $4,329,625

                See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (Continued)
December 31, 1997

                                                                            Outstanding Options
                                                          -------------------------------------------------------
                                                                              (*Indicates Put)
                                                                                                 Market Value
                                                                                              -------------------
                                                           Shares    Expiration   Exercise    Purchased   Written
                                                          Optioned      Date       Price       Options    Options
                                                          --------   ----------   --------    ---------   -------
Common Stock
Banks/Savings & Loans -- (0.05%)
   BankAmerica Corp. ...............................         800       Apr'98     $ 70.00*                $ 3,150
Brewery/Spirits & Tobacco -- (0.02%)
   Anheuser-Busch Companies, Inc. ..................       1,400       Mar'98       40.00*                  1,050
Electric/Gas/Water Utilities -- (0.00%)
   Unicom Corp. ....................................         800       Feb'98       22.50*                    100
Electronics -- (0.20)%
   Applied Materials, Inc. .........................       1,800       Apr'98       32.50*                  5,850
   Lam Research Corp. ..............................         800       Mar'98       35.00       1,250
   Maxim Integrated Products, Inc. .................       1,400       Feb'98       75.00       2,275
   Morgan Stanley High Tech Index...................         200       Mar'98       42.00*                  3,437
   Texas Instruments, Inc. .........................       1,200       Apr'98       95.00*                  6,900
   Vitesse Semiconductor Corp. .....................         600       Apr'98       50.00       1,425
                                                                                                -----
                                                                                                4,950      16,187
Financial Services & Brokers -- 0.16%
   Concord EFS, Inc. ...............................         900       Jun'98       30.00       1,181
   Morgan Stanley...................................       1,100       Apr'98       55.00       7,769
                                                                                                -----
                                                                                                8,950
Forest Products & Paper -- (0.09%)
   International Paper Co. .........................       1,300       Apr'98       45.00*                  4,956
Medical Supplies & Services -- (0.03%)
   Tenet Healthcare Corp. ..........................       2,000       May'98       30.00*                  3,500
   United Healthcare Corp. .........................       1,000       Jan'98       50.00       1,812
                                                                                                -----
                                                                                                1,812       3,500
Oil and Gas -- (0.06%)
   Amex Natural Gas Index...........................         300       Jan'98      360.00*                  3,375
Oil Equipment/Exploration & Services -- (0.17%)
   Smith International, Inc. .......................         800       Apr'98       70.00*                  9,700

                See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
December 31, 1997

                                                                  Outstanding Options
                                                  --------------------------------------------------------
                                                                    (*Indicates Put)
                                                                                          Market Value
                                                                                     ---------------------
                                                   Shares    Expiration   Exercise   Purchased     Written
                                                  Optioned      Date       Price      Options      Options
                                                  --------   ----------   --------   ---------     -------
Common Stock -- (continued)

Pharmaceutical & Biotechnology -- 0.08%
   Centocor, Inc. .............................      700       Apr'98      $45.00     $ 1,050      $
   Gilead Sciences, Inc. ......................      700       May'98       40.00       3,369
                                                                                      -------
                                                                                        4,419
Print & Publishing -- (0.04%)
   Merrill Corp. ..............................      900       Apr'98       65.00*                   2,138
Restaurants & Lodging -- (0.09%)
   Hilton Hotels Corp. ........................    2,000       Apr'98       30.00*                   5,125
Railroad/Trucking/Miscellaneous -- (0.03%)
   Illinois Central Corp. .....................      800       Mar'98       35.00*                   1,650
Specialty Retail/Wholesale -- (0.07%)
   Bed Bath & Beyond, Inc. ....................      700       Feb'98       35.00       3,500
   Reebok International Ltd. ..................      800       Apr'98       40.00*                   9,100
   Williams-Sonoma, Inc. ......................      600       Feb'98       45.00       1,538
                                                                                      -------
                                                                                        5,038        9,100
Telecommunications & Equipment -- (0.16%)
   Lucent Technologies, Inc....................      800       Apr'98       80.00*                   4,800
   Western Wireless Corp.......................    1,700       May'98       17.50*                   4,250
                                                                                                   -------
                                                                                                     9,050
   Totals......................................                                       $25,169      $69,081
Total Fixed Income Securities -- 75.80%
   (Cost $4,307,019)......................................................    $4,329,625
Total Purchased Options -- 0.44%
   (Cost $32,346).........................................................        25,169
Total Investments -- 76.24%
   (Cost $4,339,365)......................................................     4,354,794
Total Written Options -- (1.21%)
   (Premiums Received $70,262)............................................       (69,081)
Cash Equivalents -- 24.38%
   Vista Cash Managed Money Market Fund 5.21% (Cost $1,392,538)...........     1,392,538
Excess Other Assets over Liabilities (Net) -- 0.59%.........................      33,309
Net Assets--100%..........................................................    $5,711,560

                See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
December 31, 1997

                                                   Percent of
Ten Largest Holdings*                              Net Assets
                                                   -----------
  1. Federal National Mortgage
     Association Pool #25115 7.50%,
       8/1/27................................          8.9%
  2. Federal Home Loan Bank 5.88%,
       8/20/03...............................          8.7
  3. Tennessee Valley Authority 6.13%,
       7/15/03...............................          6.9
  4. U.S. Treasury Note 6.50%,
       5/15/05...............................          6.4
  5. Federal National Mortgage
       Association 6.20%, 11/12/03...........          6.0
  6. Gillette Co. 5.75%, 10/15/05...........           5.1
  7. Phillip Morris Companies, Inc.
       7.63%, 5/15/02.........................         4.6
  8. U.S. Treasury Note 6.25%,
       2/15/03................................         4.5
  9. First Chicago NBD Corp. 6.13%,
       2/15/06................................         4.3
 10. KFW International Finance 7.63%,
       5/15/04................................         3.8
----------
* Excludes cash equivalents

                See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

Assets:
   Investments at market value (identified cost $4,339,365).......................     $4,354,794
   Cash equivalents...............................................................      1,392,538
   Interest receivable............................................................         73,605
   Receivable from investment adviser.............................................          9,785
   Receivable for shares sold.....................................................          8,000
     Total assets.................................................................      5,838,722
Liabilities:
   Written options outstanding at market value (premiums received $70,262)........         69,081
   Distributions payable..........................................................         22,606
   Payable for administrative fees................................................          6,850
   Other liabilities..............................................................         28,625
     Total liabilities............................................................        127,162
Net Assets........................................................................     $5,711,560
Represented by:
   Paid in capital................................................................     $5,741,144
   Undistributed net investment income............................................          1,406
   Distributions in excess of net realized gains..................................        (47,600)
   Net unrealized appreciation of investments.....................................         16,610
                                                                                       $5,711,560
   Net asset value, purchase and redemption price per outstanding capital share
     (645,955 capital shares outstanding).........................................     $     8.84

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 1997

Investment Income:
   Interest...........................................          $1,521,759
   Dividend...........................................               5,630
Total investment income...............................           1,527,389
Expenses:
   Investment advisory and management fees............             106,124
   Administrative fees................................              55,769
   Registration fees..................................              21,879
   Custodian fees.....................................              18,533
   Shareholder services, reports, and notices.........              15,276
   Legal fees.........................................              10,919
   Trustees' fees and expenses........................              10,815
   Audit fees.........................................               8,845
   Amortization of organization cost..................               2,988
   Miscellaneous fees.................................               4,480
     Total expenses...................................             255,628
   Reimbursed expenses by the adviser.................             (40,662)
   Expense reductions.................................                (800)
   Net expenses.......................................             214,166
   Net investment income..............................           1,313,223
Net Realized Gain (Loss) on:
     Investments......................................             591,179
     Written options..................................             412,526
     Futures..........................................             (67,687)
Total Net Realized Gain...............................             936,018
Change in Unrealized Appreciation/Depreciation:
   Investments........................................            (214,180)
   Written options....................................             148,413
Net Change in Unrealized Appreciatio/Depreciation.                 (65,767)
Net Realized and Unrealized Gain......................             870,251
Net Increase in Net Assets from Operations............          $2,183,474

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                                                         Year Ended December 31,
                                                                                       --------------------------
                                                                                           1997           1996
                                                                                       -----------    -----------
Operations:
   Net investment income.........................................................      $ 1,313,223    $ 1,517,339
   Net realized gain on investments..............................................          936,018        388,620
   Change in unrealized appreciation/depreciation on investments.................          (65,767)      (351,052)
     Increase in net assets from operations......................................        2,183,474      1,554,907
Distributions to Shareholders:
   From net investment income....................................................       (1,311,868)    (1,517,896)
   From net realized gains.......................................................         (936,018)      (355,905)
   In excess of net realized gains...............................................          (46,569)        (1,929)
     Decrease in net assets from distributions...................................       (2,294,455)    (1,875,730)
Fund Share Transactions:
   Proceeds from sales of 726,794 and 1,071,233 capital shares for the years
     ended December 31, 1997 and 1996, respectively..............................        7,587,121     10,955,161
   Proceeds from 129,365 and 22,483 capital shares issued upon reinvestment of distributions for the years ended December 31, 1997 and 1996,
     respectively................................................................        1,166,897        231,188
   Cost of 3,026,174 and 665,512 capital shares redeemed for the years ended
     December 31, 1997 and 1996, respectively....................................      (31,857,016)    (6,807,732)
     Increase (decrease) in net assets from fund share transactions..............      (23,102,998)     4,378,617
   Net increase (decrease) in net assets.........................................      (23,213,979)     4,057,794
     Net assets, beginning of year...............................................       28,925,539     24,867,745
     Net assets end of year (including undistributed net investment income of
        $1,406 and $0, respectively).............................................      $ 5,711,560    $28,925,539

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
MASTER FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                              Year Ended December 31
                                                           -------------------------------------------------------
                                                              1997        1996         1995      1994        1993
                                                            -------     -------      -------    ------      ------
Net Asset Value, Beginning of Year.......................   $ 10.27     $ 10.41      $  9.50    $10.26      $10.06
Income from Investment Operations
   Net investment income.................................      0.59        0.58         0.61      0.64        0.67
   Net realized and unrealized gains (losses) on
     investments.........................................      0.41       (0.01)        0.91     (0.75)       0.41
     Total from investment operations....................      1.00        0.57         1.52     (0.11)       1.08
Less Distributions:
   From net investment income............................      0.59        0.58         0.61      0.64        0.67
   From net realized gains...............................      1.75        0.12         0.00      0.01        0.21
   In excess of net realized gains.......................      0.09        0.01         0.00      0.00        0.00
     Total distributions.................................      2.43        0.71         0.61      0.65        0.88
Net Asset Value, End of Year.............................   $  8.84     $ 10.27      $ 10.41    $ 9.50      $10.26
Total Return.............................................     10.04%       5.69%       16.43%    (1.04)%     10.94%
Ratios/Supplemental data
Net assets, end of period ($000).........................   $ 5,712     $28,926      $24,868    $6,155      $8,066
Ratio of expenses to average net assets:
   Before expense reimbursement..........................      1.09%       0.97%        1.03%     1.17%       1.04%
   After expense reimbursement...........................      0.90%       0.72%        0.69%     0.60%       0.60%
Ratio of net investment income to average net assets.....      5.60%       5.66%        5.99%     7.16%       6.39%
Portfolio turnover rate..................................     39.98%      21.95%       31.82%    44.30%     105.39%
Average commission rate(1)...............................   $0.0375     $0.0418      $0.0277        --           --

----------
(1) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                                        Investments
                                                    ----------------------
                                                    Number of     Market
                                                     Shares       Value
                                                    ---------   ---------
Common Stocks
Aerospace & Defense -- 3.56% of net assets
   Boeing Co. ...............................         1,558     $  76,245
   Lockheed Martin Corp. ....................         1,533       151,000
   Northrop Grumman Corp. ...................           230        26,450
   Raytheon Co., Class A.....................           147         7,249
                                                                ---------
                                                                  260,944
Auto & Truck -- 6.79%
   Johnson Controls, Inc. ...................         3,240       154,710
   Chrysler Corp. ...........................         3,378       118,863
   General Motors Corp. .....................         2,316       140,407
   Navistar International Corp.**............         3,379        83,841
                                                                ---------
                                                                  497,821
Banks/Savings & Loans -- 15.16%
   Banc One Corp. ...........................         2,775       150,717
   Bankers Trust New York Corp. .............           967       108,727
   Barnett Banks, Inc. ......................         1,400       100,625
   Chase Manhattan Corp. ....................         1,643       179,908
   Citicorp..................................         1,127       142,495
   First Chicago NBD Corp. ..................           436        36,406
   First Union Corp. (N.C.)..................         3,000       153,750
   NationsBank Corp. ........................         3,085       187,607
   Washington Mutual, Inc. ..................           803        51,241
                                                                ---------
                                                                1,111,476
Beverages, Food & Tobacco -- 5.72%
   Coca-Cola Co. ............................         2,387       159,034
   Conagra, Inc. ............................           594        19,491
   Philip Morris Companies, Inc. ............         5,312       240,700
                                                                ---------
                                                                  419,225
Commercial Services -- 0.59%
   Federal Express Corp.**...................           300        18,319
   Interpublic Group of Companies, Inc. .....           500        24,906
                                                                ---------
                                                                   43,225

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (Continued)
December 31, 1997
                                                           Investments
                                                       --------------------
                                                       Number of    Market
                                                        Shares       Value
                                                       ---------   --------
Common Stocks -- (continued)
Computers -- 5.30%
   International Business Machines Corp. ..........      2,283     $238,716
   Unisys Corp.**..................................     10,812      150,017
                                                                   --------
                                                                    388,733
Cosmetics -- 1.24%
   Alberto-Culver Co. Class B......................        350       11,222
   Proctor & Gamble Co. ...........................      1,000       79,812
                                                                   --------
                                                                     91,034
Electric/Gas/Water Utilities -- 2.22%
   People's Energy Corp. ..........................      4,022      158,366
   Southern Co. ...................................        151        3,907
                                                                   --------
                                                                    162,273
Electronics -- 2.04%
   General Electric Co. ...........................        236       17,317
   Intel Corp. ....................................        549       38,567
   Tektronix, Inc. ................................      2,354       93,424
                                                                   --------
                                                                    149,308
Entertainment & Leisure -- 1.19%
   The Walt Disney Co. ............................        883       87,472
Financial Services & Brokers -- 0.68%
   Green Tree Financial Corp. .....................      1,906       49,913
Food Processing & Wholesale -- 2.88%
   Fleming Companies, Inc. ........................      4,973       66,825
   Great Atlantic & Pacific Tea Company, Inc. .....        836       24,819
   Pepsico, Inc. ..................................      1,493       54,401
   SuperValu, Inc. ................................      1,551       64,948
                                                                   --------
                                                                    210,993
Health Care -- 1.41%
   Guidant Corp. ..................................        548       34,113
   Humana, Inc.**..................................      3,332       69,139
                                                                   --------
                                                                    103,252

                See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
December 31, 1997

                                                                    Investments
                                                               ---------------------
                                                               Number of     Market
                                                                 Shares      Value
                                                               ---------    --------
Common Stocks -- (continued)
Insurance -- 2.73%
   Loews Corp. ..........................................         1,452     $154,094
   Travelers Group, Inc. ................................           849       45,740
                                                                            --------
                                                                             199,834
Machinery -- 3.83%
   Caterpillar, Inc. ....................................         1,448       70,319
   NACCO Industries, Inc., Class A.......................         1,965      210,623
                                                                            --------
                                                                             280,942
Metals & Mining -- 2.12%
   Armco, Inc. ..........................................        27,538      135,969
   Freeport-McMoRan Copper & Gold, Inc., Class B.........         1,230       19,373
                                                                            --------
                                                                             155,342
Miscellaneous Manufacturing -- 5.02%
   Eastman Kodak Co. ....................................         1,100       66,894
   Eaton Corp. ..........................................         1,393      124,325
   Tyco International Ltd. ..............................         3,914      176,375
                                                                            --------
                                                                             367,594
Office Equipment -- 3.02%
   Harris Corp. .........................................         3,265      149,782
   Pitney Bowes, Inc. ...................................           794       71,410
                                                                            --------
                                                                             221,192
Oil/Gas Domestic -- 1.36%
   Atlantic Richfield Co. ...............................         1,113       89,179
   Union Pacific Resources Group, Inc. ..................           444       10,767
                                                                            --------
                                                                              99,946
Oil/Gas International -- 7.59%
   Amoco Corp. ..........................................         1,161       98,830
   Ashland, Inc. ........................................         3,161      169,706
   Chevron Corp. ........................................           274       21,098

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
December 31, 1997

                                                            Investments
                                                       ----------------------
                                                       Number of     Market
                                                        Shares        Value
                                                       ---------   ----------
Common Stocks -- (continued)
Oil/Gas International -- (continued)
   Royal Dutch Petroleum Co. (NY Shares).......            259     $   14,035
   Sun Co., Inc ...............................          2,399        100,908
   Texaco, Inc. ...............................          2,791        151,761
                                                                   ----------
                                                                      556,338
Paper & Packaging -- 1.44%
   Stone Container Corp.**.....................         10,132        105,753
Pharmaceuticals & Biotechnology -- 9.66%
   Abbott Laboratories.........................          2,267        148,630
   American Home Products Corp. ...............            224         17,136
   Bristol Myers Squibb Co. ...................            718         67,941
   Johnson & Johnson...........................          1,410         92,884
   Merck & Co. ................................          1,833        194,756
   Warner-Lambert Co. .........................          1,506        186,744
                                                                   ----------
                                                                      708,091
Restaurants & Lodging -- 2.13%
   Darden Restaurants, Inc ....................         12,491        156,138
Retail--2.13%
   Sears Roebuck & Co. ........................          3,456        156,384
Telecommunication Utilities -- 7.82%
   G T E Corp. ................................          2,837        148,233
   SBC Communications, Inc. ...................          2,923        214,110
   U.S. WEST Communications, Inc. .............          3,272        147,649
   WorldCom, Inc.**............................          2,100         63,525
                                                                   ----------
                                                                      573,517
Telecommunications & Equipment -- 0.30%
   Northern Telecom, Ltd. .....................            244         21,716
Transportation -- 0.05%
   Ryder System, Inc. .........................            121          3,963
Total Common Stocks (Cost $6,692,347)..........                     7,182,419
Total Investments -- 97.98%
   (Cost $6,692,347)...........................                    $7,182,419


                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
December 31, 1997

                                                                             Outstanding Options
                                                            ---------------------------------------------------
                                                                                                   Market Value
                                                             Shares    Expiration     Exercise       Written
                                                            Optioned      Date          Price        Options
                                                            --------   ----------     --------     ------------
Written Options -- (0.35%)
S&P 500 Index (Premiums Received $20,234)..............        500       Jan'98        $410.00          26,000
                                                                                                    ----------
Cash Equivalents -- 2.38%
   Vista Cash Managed Money Market Fund 5.21%
     (Cost $174,782)...................................                                                174,782
Excess Liabilities over Other Assets (Net) -- (0.01%)..                                                   (359)
Net Assets -- (100%)...................................                                             $7,330,842
                                                                                                    ==========

** Non-income producing security
Ten Largest Holdings*


                                                    Percent of
                                                    Net Assets
                                                    ----------
  1. Philip Morris Companies, Inc.............          3.3%
  2. International Business Machines Corp. ...          3.3
  3. SBC Communications, Inc. ................          2.9
  4. NACCO Industries, Inc., Class A..........          2.9
  5. Merck & Co. .............................          2.7

                                                                   Percent of
                                                                   Net Assets
                                                                   ----------
  6. NationsBank Corp. ...........................................    2.6%
  7. Warner-Lamber Co. ...........................................    2.5
  8. Chase Manhattan Corp. .......................................    2.5
  9. Tyco International Ltd. .....................................    2.4
 10. Ashland, Inc. ...............................................    2.3

*  Excludes cash equivalents

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

Assets:
   Investments at market value (identified cost $6,692,347).......................     $7,182,419
   Cash equivalent................................................................        174,782
   Cash held by brokers...........................................................         30,095
   Dividends receivable...........................................................         12,677
   Receivable for shares sold.....................................................         12,500
   Receivable from investment advisor.............................................          1,875
     Total assets.................................................................      7,414,348
Liabilities:
   Written options outstanding at market value (premiums received $20,234)........         26,000
   Distributions payable..........................................................         24,410
   Payable for administrative fees................................................          5,063
   Payable for variation margin on futures........................................            150
   Other Liabilities..............................................................         27,883
     Total liabilities............................................................         83,506
Net Assets........................................................................     $7,330,842
Represented by:
   Paid in capital................................................................     $6,845,580
   Distributions in excess of net investment income...............................           (656)
   Distributions in excess of net realized gain...................................        (12,314)
   Net unrealized appreciation on investments.....................................        498,232
                                                                                       $7,330,842
   Net asset value, purchase and redemption price per outstanding capital share
     (534,370 capital shares outstanding).........................................     $    13.72

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 1997

Investment Income:
   Dividend.....................................................................     $    92,284
   Interest.....................................................................          17,285
     Total investment income....................................................         109,569
Expenses:
   Investment advisory and management fees......................................          30,331
   Administrative fees..........................................................          24,891
   Registration fees............................................................          16,410
   Shareholders services, reports, and notices..................................          16,263
   Audit fees...................................................................           6,733
   Custodian fees...............................................................           4,491
   Amortization of organization cost............................................           4,185
   Legal fees...................................................................           3,539
   Trustees' fees and expenses..................................................           1,053
   Miscellaneous fees...........................................................           3,028
     Total expenses.............................................................         110,924
   Reimbursed expenses by the adviser...........................................         (60,408)
   Net expenses.................................................................          50,516
   Net investment income........................................................          59,053
Net Realized Gain on:
     Investments................................................................         719,023
     Written options............................................................          43,964
     Futures....................................................................          80,114
   Total net realized gain......................................................         843,101
Change in Unrealized Appreciation/Depreciation:
     Investments................................................................         259,609
     Written options............................................................          (5,766)
     Futures....................................................................          13,926
Total Net Change in Unrealized Appreciation/Depreciation......................           267,769
Net Realized and Unrealized Gains...............................................       1,110,870
Net Increase in Net Assets from Operations......................................      $1,169,923

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended December 31,
                                                                                          ------------------------
                                                                                             1997          1996
                                                                                          ----------    ----------
Operations:
   Net investment income...........................................................       $   59,053    $   44,694
   Net realized gain on investments................................................          843,101       784,299
   Change in unrealized appreciation/depreciation on investments...................          267,769      (197,964)
     Increase in net assets from operations........................................        1,169,923       631,029
Distributions to Shareholders:
   From net investment income......................................................          (59,053)      (44,694)
   In excess of net investment income..............................................           (4,391)          --
   From net realized gains.........................................................         (843,101)     (784,299)
   In excess of net realized gains.................................................          (10,895)       (1,613)
     Decrease in net assets from distributions.....................................         (917,440)     (830,606)
Fund Share Transactions:
   Proceeds from sales of 410,633 and 72,792 capital shares for the years ended
     December 31, 1997 and 1996, respectively......................................        5,881,889     1,003,474
   Proceeds from 64,869 and 68,061 capital shares issued upon reinvestment of
     distributions for the years ended December 31, 1997 and 1996, respectively....          892,423       826,051
   Cost of 232,295 and 28,811 capital shares redeemed for the years ended
     December 31, 1997 and 1996, respectively......................................       (3,214,594)     (428,908)
     Increase in net assets from fund share transactions...........................        3,559,718     1,400,617
   Net increase in net assets......................................................        3,812,201     1,201,040
     Net assets, beginning of year.................................................        3,518,641     2,317,601
     Net assets end of year (including distributions in excess of net investment
        income of $656 and $0, respectively).......................................       $7,330,842    $3,518,641

                 See accompanying Notes to Financial Statements.

THE ANALYTIC SERIES FUND
ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                    Year Ended December 31
                                                                   -------------------------------------------------------
                                                                     1997         1996        1995       1994        1993
                                                                   -------      -------     -------     ------      ------
Net Asset Value, Beginning Of Year.............................    $ 12.09      $ 12.94     $  9.83     $10.15      $10.02
Income From Investment Operations
   Net investment income.......................................       0.15         0.21        0.23       0.28        0.40
   Net realized and unrealized gains (losses) on investments
     and options...............................................       3.45         2.74        3.22      (0.32)       0.62
     Total from investment operations..........................       3.60         2.95        3.45      (0.04)       1.02
Less Distributions:
   From net investment income..................................       0.15         0.21        0.23       0.28        0.40
   In excess of net investment income..........................       0.01           --          --         --          --
   From net realized gains.....................................       1.79         3.58        0.11         --        0.37
   In excess of net realized gains.............................       0.02         0.01          --         --          --
   Return of capital...........................................         --           --          --         --        0.12
     Total distributions.......................................       1.97         3.80        0.34       0.28        0.89
Net Asset Value, End Of Year...................................    $ 13.72      $ 12.09     $ 12.94     $ 9.83      $10.15
Total Return...................................................      29.86%       22.95%      35.36%     (0.37)%     10.07%
Ratios/Supplemental data
Net assets, end of period ($000)...............................    $ 7,331      $ 3,519     $ 2,318     $1,511      $  903
Ratio of expenses to average net assets
   Before expense reimbursement................................       2.24%        1.51%       1.33%      1.35%       1.35%
   After expense reimbursement.................................       1.00%        0.91%       0.50%      0.24%       0.57%
Ratio of net investment income to average net assets...........       1.17%        1.53%       2.02%      3.24%       2.16%
Portfolio turnover rate........................................     189.39%      179.47%      10.15%     24.75%      76.34%
Average commission rate(1).....................................    $0.0288      $0.0658     $0.0431         --          --

----------
(1) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.


                 See accompanying Notes to Financial Statements.

                            THE ANALYTIC SERIES FUND

                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

The Analytic Series Fund (the "Fund") was organized on November 18, 1992, under the laws of the state of Delaware, and is registered under the Investment Company Act of 1940, as amended, as a no load, open-end investment company or "mutual fund" consisting of three separate diversified portfolios. These portfolios are : the Short-Term Government Portfolio, the Master Fixed Income Portfolio and the Enhanced Equity Portfolio. Operations commenced on November 30, 1992.

The investment objective of each of the portfolios as stated in the prospectus is as follows:

     Short-Term Government Portfolio -- to provide a high level of income consistent with both low fluctuations in market value and low credit risk. At least 80% of the total assets of the portfolio will normally be invested in U.S. government securities.

     Master Fixed Income Portfolio -- to provide above-average total returns from a diversified bond portfolio consisting primarily of domestic government, corporate, and mortgage-related fixed income securities.

     Enhanced Equity Portfolio -- to provide above-average total returns from a diversified equity portfolio which consists primarily of domestic common stocks and related investment such as options and futures.

Derivative Financial Instruments -- Each portfolio may utilize various call option, put option, and financial futures strategies in pursuit of its objective. These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by the portfolio to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation. The Portfolios will only write covered call and cash secured put options on common stock or stock indices.

Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation -- Common stocks and outstanding options are recorded at market value. Investments traded on securities exchanges are valued at the last sale price on the day of the valuation or, in the absence of a sale that day, at the mean between the last current bid and asked prices. Fixed income securities are valued on the basis of prices provided by a pricing service. Fixed income securities that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value. Investments for which quotations are not readily available, including circumstances in which it is determined by Analytic-TSA Global Asset Management, Inc. (the "Adviser") the bid or asked prices are not reflective of an investment's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees.

Investment Income and Investment Transactions -- Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses from investment transactions are reported on an identified cost basis for financial statements.

Expense Reductions -- The Master Fixed Income Portfolio has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. This amount is shown as an expense reduction on the statement of operations.

Written Option Accounting Principles -- When a covered put or call option is written in a portfolio, an amount equal to the premium received by the portfolio is included in the portfolio's statement of assets and liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

When a portfolio writes a covered put option, cash equal to the exercise price is placed in an interest-bearing escrow account to secure the outstanding put option. When a put option expires, or if the portfolio enters into a closing purchase transaction, the portfolio will realize a gain or loss on the option transaction, the cash is released from escrow, and the liability related to such option is extinguished. When a put option is exercised, the portfolio uses the cash in escrow to purchase the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

Federal Income Taxes -- It is the Fund's intention to comply with the provisions of the Internal Revenue Code enabling each portfolio to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income or excise taxes has been made.

At December 31, 1997 the Short-Term Government Portfolio has unused capital loss carryforwards of $797,773. These realized losses are intended to be used to offset future net capital gains, to the extent provided by regulations through the following expiration dates:

                          December 31,
        -------------------------------------------------
         1999      2001       2003        2004      2005
        -------   -------   --------    --------   ------
        $34,059   $57,661   $257,536    $444,657   $3,860

The cost and net unrealized appreciation/(depreciation) of investments held at December 31, 1997 as computed for U.S. Federal income tax purposes was:

                                                      Aggregate Gross     Aggregate Gross       Net
                                                        Unrealized          Unrealized       Unrealized
                                           Cost            Gain                Loss          Gain/(Loss)
                                        ----------    ---------------     ---------------    -----------
Short-Term Government Portfolio.......  $2,851,608       $  3,922            $ (9,297)        $ (5,375)
Master Fixed Income Portfolio.........   4,339,365         38,343             (22,914)          15,429
Enhanced Equity Portfolio.............   6,695,079        681,740            (194,400)         487,340

                            THE ANALYTIC SERIES FUND

Distributions to Shareholders -- Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore increase (decrease) taxable ordinary income available for distribution.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain
(loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investment and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Organization Expenses -- Organization expenses were amortized over a period from November 30, 1992 through November 30, 1997.

Cash and Cash Equivalents -- Cash and cash equivalents at December 31, 1997, consist of cash on deposit and money market funds valued at cost, which approximates market value. Cash held by brokers consists of cash held in margin accounts to cover futures activity. The Master Fixed Income Portfolio cash equivalents balance includes $865,650 to secure the written put options.


2. Advisory Services

The Adviser is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser, subject to the control and direction of the Fund's Board of Trustees, manages and supervises the investment operations of the Fund and the composition of its portfolio's, and makes recommendations to the trustees as to investment policies.

As compensation for furnishing investment advisory, management and other services, and costs and expenses assumed pursuant to the Investment Management Agreement, each portfolio of the Fund pays the Adviser an annual fee based on the average daily net assets of that portfolio. These annual fee schedules are:

     Short-Term Government Portfolio.......    0.30%
     Master Fixed Income Portfolio.........    0.45%
     Enhanced Equity Portfolio.............    0.60%

The Adviser voluntarily agreed to reimburse expenses that exceeded the following percentages of average daily net assets for the respective periods:

                                                       December 31,
                                          ------------------------------------
                                          1997     1996    1995   1994    1993
                                          ----     ----    ----   ----    ----
     Short-Term Government Portfolio.....  .60%     .60%   .50%   .45%    .45%
     Master Fixed Income Portfolio.......  .90%     .80%   .70%   .60%    .60%
     Enhanced Equity Portfolio........... 1.00%    1.00%   .80%   .70%    .70%

At December 31, 1997, five officers and one trustee of the Fund also became officers and director of the Adviser.

                            THE ANALYTIC SERIES FUND

3. Administration Services

Effective May 15, 1997, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Fund under a Fund Administration Agreement (the "Administration Agreement"). Pursuant to the Administration Agreement, the Administrator is entitled to receive annual fees computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of other funds administered by UAM Fund Services, Inc., The Analytic Series Fund and the Analytic Optioned Equity Fund on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective May 15, 1997, the Administrator has entered into a Mutual Funds Services Agreement with Chase Global Funds Services Company ("CGFSC"), a wholly owned subsidiary of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing, and transfer agent services. Pursuant to the Mutual Funds Services Agreement, the Administrator pays CGFSC a monthly fee. For the period May 15, 1997 to December 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolio's as Administrator and paid the following portion to CGFSC for their services.

                                                                  Portion
                                              Administration        Paid
                                                   Fees           to CGFSC
                                              --------------      --------
     Short-Term Government Portfolio.......      $20,330           $20,058
     Master Fixed Income Portfolio.........       33,461            28,464
     Enhanced Equity Portfolio.............       22,140            20,551

Prior to May 15, 1997, the Adviser served as the administrator, fund accounting and transfer agent to the Analytic Funds. For its services, the Adviser received annual fees, computed daily and payable monthly, based on the number of accounts and the average daily net assets of each portfolio. For the period January 1, 1997 to May 14, 1997, the Adviser earned the following amounts from the Fund as
Administrator:

     Short-Term Government Portfolio.......   $   794
     Master Fixed Income Portfolio.........    22,308
     Enhanced Equity Portfolio.............     2,751


4. Purchases and Sales of Investment Securities

For the year ended December 31, 1997, the cost basis of purchases and proceeds of sales (including $147,399 premiums for call options exercised in the Master Fixed Income Portfolio) aggregated:

                                                Cost of          Proceeds
                                               Purchases         of Sales
                                              -----------      -----------
     Short-Term Government Portfolio.......   $ 2,649,891      $   301,375
     Master Fixed Income Portfolio.........     6,503,901       25,141,708
     Enhanced Equity Portfolio.............    11,836,266        9,074,650

                            THE ANALYTIC SERIES FUND

5. Futures and Written Options Contracts

The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include written options and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Transactions in option contracts written in the Master Fixed Income Portfolio were as follows:

                                                                Number of
                                                                Contracts      Premiums
                                                                ---------     ----------
     Outstanding at beginning of year.......................         749      $  357,637
     Options written........................................       3,632       1,014,583
     Options terminated in closing purchase transactions....      (2,747)       (832,943)
     Options exercised......................................        (417)       (170,544)
     Options expired........................................      (1,041)       (298,471)
                                                                  ------      ----------
     Outstanding at end of year.............................         176      $   70,262
                                                                  ======      ==========

Transactions in option contracts written in the Enhanced Equity Portfolio were as follows:

                                                                Number of
                                                                Contracts       Premiums
                                                                ---------      ---------
     Outstanding at beginning of year.......................           0      $        0
     Options written........................................         160          72,362
     Options terminated in closing purchase transactions....         (58)        (18,922)
     Options expired........................................          (5)           --
     Options exercised......................................         (92)        (33,206)
                                                                  ------      ----------
     Outstanding at end of year.............................           5      $   20,234
                                                                  ======      ==========


At December 31, 1997, the following Portfolio had future contracts open;

                                     Number of    Aggregate     Expiration      Unrealized
     Portfolio                       Contracts    Face Value       Date        Appreciation
     ---------                       ---------    ----------    ----------     ------------
     Purchases:
     Enhanced Equity Portfolio
          S&P 500..................      3         $734,325     March 1998       $13,926
                                                                                 =======


6. Other

At December 31, 1997 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                              No. of            %
     Portfolio                              Shareholders    Ownership
     ---------                              ------------    ---------
     Short-Term Government Portfolio.......      2             81%
     Master Fixed Income Portfolio.........      2             41
     Enhanced Equity Portfolio.............      2             50

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Analytic Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Analytic Series Fund (comprising the Short-Term Government, Master Fixed Income and Enhanced Equity portfolios) (the "Fund") as of December 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned and outstanding options at December 31, 1997 by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Analytic Series Fund as of December 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

Officers and Trustees

Chairman of the
Board of Trustees
  Michael F. Koehn

Trustee
  Michael D. Butler

Trustee
  Robertson Whittemore

President
  Harindra de Silva

Executive Vice President and Secretary
  Charles L. Dobson

Treasurer
  Gregory M. McMurran

Senior Vice President
  Angelo A. Calvello

Senior Vice President
  Marie Nastasi Arlt


Investment Adviser
Analytic o  TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

Transfer Agent, Dividend Disbursement Agent, and
Shareholder Relations Servicing Agent
UAM Fund Services, Inc.
Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208

Custodian
The Chase Manhattan Bank
1211 Avenue of the Americas
New York, NY 10036

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

The Analytic Series Fund
The Analytic Funds
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208
Phone: (800) 374-2633

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                  ANALYTICFUNDS


                                  The Analytic
                                   Series Fund


                                 Enhanced Equity
                               Master Fixed Income
                              Short-Term Government


                                  Annual Report
                                December 31, 1997


                                      LOGO

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Directors of PBHG Advisor Series Fund, Inc.:


We have audited the accompanying Statements of Assets and Liabilities of PBHG Advisor Funds, Inc. (the "Fund"), comprised of the PBHG Advisor Core Value, PBHG Advisor Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor New Opportunities, PBHG Advisor Global Technology & Communications, PBHG Advisor Growth II, PBHG Advisor Large Cap Concentrated, PBHG Advisor High Yield, PBHG Advisor Master Fixed Income, PBHG Advisor Short-Term Government and PBHG Advisor Cash Reserves Funds, as of March 20, 1998. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of March 20, 1998 in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.
-----------------------------
COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 30, 1998

                                  APPENDIX III

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998

                                                                                 PBHG Advisor
                                                                 PBHG Advisor        Value          PBHG Advisor       PBHG Advisor
                                                                  Core Value     Opportunities     New Contrarian          REIT
                                                                     Fund            Fund               Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Cash                                                            $   300.00       $10,900.00        $10,875.00          $  300.00
  Organizational Cost                                             $25,875.00       $ 2,875.00         $2,875.00          $2,875.00
                                                                  ----------       ----------        ----------          ---------
         Total Assets                                             $26,175.00       $13,775.00        $13,750.00          $3,175.00

Liabilities:
  Accrued Expenses                                                $25,875.00       $ 2,875.00        $ 2,875.00          $2,875.00
                                                                  ----------       ----------        ----------          ---------
         Total Liabilities                                        $25,875.00       $ 2,875.00        $ 2,875.00          $2,875.00

Net Assets:
  Portfolio shares of Class A (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 365, 363 and
    10 outstanding shares of common stock, respectively          $    100.00       $ 3,650.00        $ 3,625.00          $  100.00

Net Assets:
  Portfolio shares of Class B (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363 and
    10 outstanding shares of common stock, respectively          $    100.00       $ 3,625.00        $ 3,625.00          $  100.00

Net Assets:
  Portfolio shares of Class I (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363 and
    10 outstanding shares of common stock, respectively          $    100.00       $ 3,625.00        $ 3,625.00          $  100.00

-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $    300.00       $10,900.00        $10,875.00          $  300.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value Per Share - Class A                              $     10.00       $    10.00        $    10.00          $   10.00

Net Asset Value Per Share - Class B                              $     10.00       $    10.00        $    10.00          $   10.00

Net Asset Value Per Share - Class I                              $     10.00       $    10.00        $    10.00          $   10.00

The accompanying notes are an integral part of the statements of assets and liabilities.

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998

                                                                 PBHG Advisor    PBHG Advisor
                                                                   Blue Chip        Growth         PBHG Advisor       PBHG Advisor
                                                                    Growth       Opportunities    Enhanced Equity         Trend
                                                                     Fund            Fund              Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Cash                                                            $   300.00       $10,875.00        $10,875.00          $  300.00
  Organizational Cost                                             $25,875.00       $ 2,875.00        $25,875.00          $2,875.00
                                                                  ----------       ----------        ----------          ---------
         Total Assets                                             $26,175.00       $13,750.00        $36,750.00          $3,175.00

Liabilities:
  Accrued Expenses                                                $25,875.00       $ 2,875.00        $25,875.00          $2,875.00
                                                                  ----------       ----------        ----------          ---------

         Total Liabilities                                        $25,875.00       $ 2,875.00        $25,875.00          $2,875.00

Net Assets:
  Portfolio shares of Class A (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363,
    10, 363 and 363 outstanding shares of common stock,
    respectively                                                 $    100.00       $ 3,625.00        $ 3,625.00          $  100.00

Net Assets:
  Portfolio shares of Class B (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363,
    10, 363 and 363 outstanding shares of common stock,
    respectively                                                 $    100.00       $ 3,625.00        $ 3,625.00          $  100.00

Net Assets:
  Portfolio shares of Class I (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363,
    10, 363 and 363 outstanding shares of common stock,
    respectively                                                 $    100.00       $ 3,625.00        $ 3,625.00          $  100.00

-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 $    300.00       $10,875.00        $10,875.00          $  300.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value Per Share - Class A                              $     10.00       $    10.00        $    10.00          $   10.00

Net Asset Value Per Share - Class B                              $     10.00       $    10.00        $    10.00          $   10.00

Net Asset Value Per Share - Class I                              $     10.00       $    10.00        $    10.00          $   10.00


                                                                                    PBHG Advisor
                                                                    PBHG Advisor        Global
                                                                        New          Technology &
                                                                    Opportuities    Communications
                                                                        Fund             Fund
--------------------------------------------------------------------------------------------------
Assets:
  Cash                                                               $10,875.00       $10,875.00
  Organizational Cost                                                $25,875.00       $ 2,875.00
                                                                     ----------       ----------
         Total Assets                                                $36,750.00       $13,750.00

Liabilities:
  Accrued Expenses                                                   $25,875.00       $ 2,875.00
                                                                     ----------       ----------
         Total Liabilities                                           $25,875.00       $ 2,875.00

Net Assets:
  Portfolio shares of Class A (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363,
    10, 363 and 363 outstanding shares of common stock,
    respectively                                                     $ 3,625.00       $ 3,625.00

Net Assets:
  Portfolio shares of Class B (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363,
    10, 363 and 363 outstanding shares of common stock,
    respectively                                                     $ 3,625.00       $ 3,625.00

Net Assets:
  Portfolio shares of Class I (authorized 100,000,000 shares -
    $0.001 par value for each fund) based on 10, 363, 363,
    10, 363 and 363 outstanding shares of common stock,
    respectively                                                    $  3,625.00       $ 3,625.00

--------------------------------------------------------------------------------------------------
Total Net Assets                                                    $ 10,875.00       $10,875.00
--------------------------------------------------------------------------------------------------

Net Asset Value Per Share - Class A                                 $     10.00       $    10.00

Net Asset Value Per Share - Class B                                 $     10.00       $    10.00

Net Asset Value Per Share - Class I                                 $     10.00       $    10.00

The accompanying notes are an integral part of the statements of assets and liabilities

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998

                                                     PBHG Advisor                     PBHG Advisor    PBHG Advisor
                                    PBHG Advisor       Large Cap      PBHG Advisor    Master Fixed     Short-Term     PBHG Advisor
                                     Growth II       Concentrated      High Yield        Income        Government     Cash Reserves
                                        Fund             Fund            Fund             Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
   Cash                              $  300.00        $10,875.00       $  300.00       $10,875.00      $   300.00      $10,875.00
   Organizational Cost               $2,556.00        $29,571.00       $2,556.00       $29,571.00      $29,571.00      $29,571.00
                                     ---------        ----------       ---------       ----------      ----------      ----------
      Total Assets                   $2,856.00        $40,446.00       $2,856.00       $40,446.00      $29,871.00      $40,446.00

Liabilities:
   Accrued Expenses                  $2,556.00        $29,571.00       $2,556.00       $29,571.00      $29,571.00      $29,571.00
                                     ---------        ----------       ---------       ----------      ----------      ----------
      Total Liabilities              $2,556.00        $29,571.00       $2,556.00       $29,571.00      $29,571.00      $29,571.00

Net Assets
   Portfolio shares of Class A
   (authorized 100,000,000 shares
   - $0.001 par value for each
   fund) based on 10, 363, 10, 363,
   10 and 3,625 outstanding shares
   of common stock, respectively     $  100.00        $ 3,625.00       $  100.00       $ 3,625.00      $   100.00      $ 3,625.00

Net Assets
   Portfolio shares of Class B
   (authorized 100,000,000 shares
   - $0.001 par value for each
   fund) based on 10, 363, 10, 363,
   10 and 3,625 outstanding shares
   of common stock, respectively     $  100.00        $ 3,625.00       $  100.00       $ 3,625.00      $   100.00      $ 3,625.00

Net Assets
   Portfolio shares of Class 1
   (authorized 100,000,000 shares
   - $0.001 par value for each
   fund) based on 10, 363, 10, 363,
   10 and 3,625 outstanding shares
   of common stock, respectively     $  100.00        $ 3,625.00       $  100.00       $ 3,625.00      $   100.00      $ 3,625.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                     $  300.00        $10,875.00       $  300.00       $10,875.00      $   300.00      $10,875.00
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share - Class A  $   10.00        $    10.00       $   10.00       $    10.00      $    10.00      $     1.00

Net Asset Value Per Share - Class B  $   10.00        $    10.00       $   10.00       $    10.00      $    10.00      $     1.00

Net Asset Value Per Share - Class I  $   10.00        $    10.00       $   10.00       $    10.00      $    10.00      $     1.00

  The accompanying notes are an integral part of the statements of assets and liabilities.


Notes To Statements of Assets and Liabilities           PBHG Advisor Funds, Inc.
March 20, 1998


(1) Organization

PBHG Advisor Funds, Inc. (the "Funds"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with sixteen series: the PBHG Advisor Core
Value Fund (the "Core Value Fund"), the PBHG Advisor Value Opportunities Fund (the "Value Opportunities Fund"), the PBHG Advisor New Contrarian Fund (the "New Contrarian Fund"), the PBHG Advisor REIT Fund (the "REIT Fund"), the PBHG Advisor Large Cap Concentrated Fund (the "Large Cap Concentrated Fund"), the PBHG Advisor Growth II Fund (the "Growth II Fund"), the PBHG Advisor New Opportunities Fund (the "New Opportunities Fund"), the PBHG Advisor Global Technology & Communications Fund (the "Globa1 Technology & Communications Fund"), the PBHG Advisor Blue Chip Growth Fund (the "Blue Chip Growth Fund"), the PBHG Advisor Growth Opportunities Fund (the "Growth Opportunities Fund"), the PBHG Advisor Enhanced Equity Fund (the "Enhanced Equity Fund"), the PBHG Advisor Trend Fund (the "Trend Fund"), (collectively referred to as the
"Equity Portfolios"), the PBHG Advisor Master Fixed Income Fund (the "Master Fixed Income Fund"), the PBHG Advisor High Yield Fund (the "High Yield
Fund"), the PBHG Advisor Cash Reserves Fund (the "Cash Reserves Fund"), and the PBHG Advisor Short-Term Government Fund (the "Short-Term Government Fund")
(each a "Fund" and, collectively, the "Funds"). To date, the Fund has had no transactions other than those relating to organizational matters and the issuance of 10,000 shares of common stock to Pilgrim Baxter & Associates, Ltd. (the "Adviser"). Each of the Funds has distinct investment objectives and policies that are described in the prospectus.

(2) Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation - Investment securities of the Equity Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by the pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis.
Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods. Acquisition discounts and premiums are accreted and amortized to maturity using a method which approximates the effective interest method.

Dividends - Dividends from net investment income for the Equity Funds are declared annually, if available. Dividends from net investment income for the Master Fixed Income Fund, the High Yield Fund, the Short-Term Government Fund and the Cash Reserves fund are declared daily and paid monthly. Distributions of net realized capital gains, for all funds, are generally made to shareholders annually. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles, These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Organizational Costs - All organizational costs incurred with the start up of the Funds will be amortized on a straight line basis over a period of sixty months commencing with operations provided that the series commenced operations prior to June 30, 1998. For those series that commenced operations after June 30, 1998 all organizational costs incurred with the start of the Funds will be expensed over a period not to exceed one year. In the event that any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Federal Income Taxes - It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes, and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Net Asset Value Per Share - The net asset value per share is calculated each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, of if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as l2b-1 service fees and transfer agent fees, are borne directly by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

(3) Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

The Funds and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Value Opportunities, Large Cap Concentrated, Growth II, and Global Technology & Communications Funds; 0.75% of the average net assets of the REIT and New Opportunities Funds; 0.65% of the average net assets of the Growth Opportunities and Trend Funds; 0.60% of the average net assets of the Core Value, New Contrarian, Blue Chip Growth, and Enhanced Equity Funds; 0.50% of the average net assets of the

High Yield Fund; 0.45% of the average net assets of the Master Fixed Income Fund; and 0.30% of the average net assets of the Cash Reserves and Short-Term Government Funds.

Pilgrim Baxter Value Investors ("Value Investors") serves as the sub-adviser to the Core Value, New Contrarian, REIT, and Value Opportunities Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Value Investors is entitled to receive, from the Adviser, a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.40%, 0.55% and 0.65%, respectively. Value Investors receives no fees directly from the Core Value, New Contrarian REIT, and Value Opportunities Funds.

Wellington serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Wellington is entitled to receive, from the Adviser, a sub-advisory fee that is computed daily and paid monthly at an annual rate of 0.075% of the average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. Wellington receives no fees directly from the Cash Reserves Fund.

Analytic TSA serves as the sub-adviser to the Enhanced Equity, Master Fixed Income, and Short-Term Government Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Analytic TSA is entitled to receive, from the Adviser, a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.25%, and 0.10%, respectively. Analytic TSA receives no fees directly from the Enhanced Equity, Master Fixed Income, and Short-term Government Funds.

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Value Opportunities Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor Growth II Fund, and PBHG Advisor Global Technology & Communications Fund; 0.97% of the PBHG Advisor REIT Fund and PBHG Advisor New Opportunities Fund; 0,87% of the PBHG Advisor Growth Opportunities Fund and PBHG Advisor Trend Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; 0.72% of the PBHG Advisor High Yield Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those that are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule l8f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capita1ized in accordance with generally accepted accounting principles; (ii) expense specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. The total amount of reimbursement to which the Adviser may be entitled shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, during any of the previous two fiscal years, less any reimbursement previously paid by such Fund to the Adviser.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Funds with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Funds.

SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in SEI Fund Resources (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Funds.

PBHG Fund Distributors, a wholly owned subsidiary of the Adviser, provides the Funds with distribution services.

DST Systems, Inc. serves as the transfer agent, dividend disbursing agent for the Funds under a transfer agent agreement with the Funds. PBHG Fund Services provides shareholder support and other shareholder account-related services with assistance from UAM Shareholder Service Center. CoreStates Bank, N.A. serves as the custodian for the Funds.

The Funds have adopted Distribution Plans (the "12b-1 Plan") for those Funds offering Class A and B shares. The Plan provides for the payment by the Funds to the Distributor of up to 0.35% of each Fund's average net assets attributable to Class A shares and up to 1.00% for Class B shares. The Funds' directors have determined that payments under the 12b-1 distribution plan for Class A shares will currently be limited to 0.25%. Class I shares are not subject to 12b-1 fees.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor receive no compensation from the Fund for their services.

(4) Reorganization

On February 20, 1998, the Board of Directors of the Fund and the Board of Trustees of The Analytic Series Fund approved an Agreement and Plan of Reorganization to reorganize the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio, and Analytic Short-Term Government Portfolios into the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund, respectively. This reorganization is pending approval of the shareholders of the Analytic Series Fund at a special meeting currently scheduled to be held on April 28, 1998.

The reorganization is expected to be performed on May 31, 1998 with all of the property and assets of the Analytic Series Fund to be transferred to the corresponding PBHG Advisor Fund. Upon this transfer, the PBHG Advisor Fund will issue Class A shares of the voting common stock. The portfolios of the Analytic Series Fund will be accounting survivors for financial reporting purposes.

PART C.      OTHER INFORMATION

Item 15.     Indemnification
             ---------------

     Article 7.4 of Registrant's Articles of Incorporation provides as follows:

     7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

     In addition, Article VI of Registrant's By-Laws provides as follows:

     Article VI: Indemnification

     The Corporation shall indemnify (a) its Directors and officers whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions nor such further indemnification arrangements as may be permitted by law.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise by subject by reason or willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.


Item 16.   Exhibits.

1(a)       Articles of Incorporation(1)

1(b)       Articles Supplementary of Registrant(2)

2          By-Laws(1)

3          Voting trust agreement - none

4 Agreement and Plan of Reorganization, filed herewith as Exhibit A to the Combined Proxy Statement and Prospectus

5          Not Applicable

6(a) Investment Advisory Agreement between the Registrant and Pilgrim Baxter & Associates, Ltd. dated April 1, 1998(2)

6(b) Form of Investment Sub-Advisory Agreement by and among the Registrant and Analytic TSA Global Asset Management, Inc.(2)

6(c) Investment Sub-Advisory Agreement by and among the Registrant, Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP dated April 1, 1998.(2)

6(d) Investment Sub-Advisory Agreement by and among the Registrant, Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investments, Inc. dated April 1, 1998.(2)

7(a)       Distribution Agreement between the Registrant and PBHG
           Fund Distributors relating to Class A Shares dated April 1, 1998.(2)

7(b) Distribution Agreement between the Registrant and PBHG Fund Distributors relating to Class B Shares dated April 1, 1998.(2)

7(c) Distribution Agreement between the Registrant and PBHG Fund Distributors relating to Class I Shares dated April 1, 1998.(2)

7(d)       Form of Selected Dealer Agreement(2)

7(e)       Form of Bank Agency Agreement relating to shares of the Registrant(2)

7(f)       Form of Shareholder Service Agreement for sale of Shares of
           Registrant(2)

8          Bonus, profit sharing or pension plans - none

9          Form of Custodian Agreement between the Registrant and CoreStates
           Bank, N.A.(2)

10(a) Distribution Plan of the Registrant pursuant to Rule 12b-1 relating to Class A Shares dated April 1, 1998.(2)

10(b) Distribution Plan of the Registrant pursuant to Rule 12b-1 relating to Class B Shares dated April 1, 1998.(2)

10(c) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 dated April 1, 1998.(2)

11 Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll, LLP with respect to corporate matters - to be filed by Amendment.

12 Opinion of counsel and Consent of Paul, Hastings, Janofsky & Walker LLP with respect to tax matters - to be filed by Amendment.


13(a) Administrative Services Agreement by and between the Registrant and PBHG Fund Services dated April 1, 1998.(2)

13(b) Form of Sub-Administrative Services Agreement by and between the Registrant, PBHG Fund Services and SEI Fund Resources(2)

13(c) Expense Limitation Agreement by and between the Registrant, on behalf of each portfolio of the Registrant and Pilgrim Baxter & Associates, Ltd. dated April 1, 1998.(2)
(2)


14(a)      Consent of Coopers & Lybrand, LLP(3)

14(b)      Consent of Deliotte & Touche, LLP(3)

14(c) Consent of Coopers & Lybrand, LLP in respect of audited statements of Assets and Liabilities(4)


15         Not Applicable

16         Not Applicable


17         Form of Proxy


(1) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File Nos. 333-44193 and 811-08605) as filed electronically with the Commission on January 13, 1998.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-44193 and 811-08605).


(3) Incorporated herein by reference to Registrant's Registration Statement on Form N-14 (File Nos. 333-44193 and 811-08605) as filed electronically with the Commission on March 10, 1998.

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-44193 and 811-08605) as filed electronically with the Commission on April 8, 1998.


Item 17.     Undertakings
             ------------

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


     (3) The undersigned Registrant undertakes to file, by Post-Effective Amendment, an opinion of counsel supporting the tax consequences of the reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES



     Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned thereto duly authorized, in the City of Wayne, and Commonwealth of Pennsylvania, on the 22nd day of April, 1998.




                                            PBHG ADVISOR FUNDS, INC.
                                            Registrant


                                            By:  /s/ Harold J. Baxter
                                                 -----------------------------
                                                 Harold J. Baxter
                                                 Chairman and Director


Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to its Registration Statement on Form N-14 has been signed below by the following persons on the 22nd day of April, 1998 in the capacities and on the dates indicated.



SIGNATURE AND TITLE                                                          DATE

/s/ Harold J. Baxter             Chairman and Director                   April 22, 1998
---------------------------
Harold J. Baxter


/s/ Harold J. Baxter , POA       Director                                April 22, 1998
---------------------------
John R. Bartholdson


/s/ Harold J. Baxter , POA       Director                                April 22, 1998
---------------------------
Jettie M. Edwards


/s/ Harold J. Baxter , POA       Director                                April 22, 1998
---------------------------
Albert A. Miller


/s/ Gary L. Pilgrim              President                               April 22, 1998
---------------------------
Gary L. Pilgrim


/s/ Lee T. Cummings              Treasurer, Chief Financial Officer      April 22, 1998
---------------------------      and Controller
Lee T. Cummings

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.              Description
-----------              -----------


17                       Form of Proxy